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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934, as amended

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PACIFIC PREMIER BANCORP, INC.
(Name of Registrant as Specified In Its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
The filing fee was determined based on
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

1600 Sunflower Avenue
Costa Mesa, California 92626
714-431-4000

April 16, 2012

Fellow Stockholders:

              On behalf of the Board of Directors and management of Pacific Premier Bancorp, Inc. (the "Company"), you are cordially invited to attend the Annual Meeting of Stockholders of the Company ("Annual Meeting"). The Annual Meeting will be held on Wednesday, May 30, 2012, at 9:00 a.m., Pacific Time, at the Company's corporate headquarters located at 1600 Sunflower Avenue, Costa Mesa, California 92626.

              At this year's Annual Meeting, stockholders will be asked to consider and vote on important corporate business items that are the result of your Board's extensive consideration of the Company's corporate governance. The attached Notice of the Annual Meeting and Proxy Statement describe in greater detail all of the formal business that will be transacted at the Annual Meeting. Directors and officers of the Company will be present at the Annual Meeting to respond to any questions that you may have regarding the business to be transacted.

              The Board of Directors of the Company has determined that each of the proposals that will be presented to the stockholders for their consideration at the Annual Meeting are in the best interests of the Company and its stockholders, and unanimously recommends and urges you to vote "FOR" each director nominee, "FOR" an annual advisory vote on executive compensation and "FOR" each of the other proposals presented in the attached Proxy Statement for the reasons set forth therein.

              We encourage you to attend the Annual Meeting in person if it is convenient for you to do so. If you are unable to attend, it is important that you vote via Internet, or by telephone, or sign, date and return the enclosed proxy card in the enclosed postage-paid envelope. Your cooperation is appreciated since a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the transaction of business at the Annual Meeting.

              On behalf of the Board of Directors and all of the employees of Pacific Premier Bancorp, Inc., we thank you for your continued support.

Best Regards,

Steven R. Gardner
 President and Chief Executive Officer

PACIFIC PREMIER BANCORP, INC.
1600 Sunflower Avenue
Costa Mesa, California 92626
714-431-4000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 30, 2012

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders ("Annual Meeting") of Pacific Premier Bancorp, Inc. (the "Company") will be held on Wednesday, May 30, 2012 at 9:00 a.m., Pacific Time, at the Company's corporate headquarters located at 1600 Sunflower Avenue, Costa Mesa, California, to consider and act upon the following matters:

    1.
    To elect two (2) directors, each for a three-year term, or until their successors are elected and qualified;

    2.
    To amend the Company's Certificate of Incorporation, as amended (the "Certificate of Incorporation") to declassify the Board of Directors and provide for the annual election of directors beginning with the 2013 Annual Meeting of Stockholders;

    3.
    To amend the Company's Certificate of Incorporation to eliminate the limitation on the ability of stockholders to vote shares of our common stock above specified ownership thresholds;

    4.
    To amend the Company's Certificate of Incorporation to reduce various voting thresholds for amending provisions in, and taking certain actions under, the Company's Certificate of Incorporation;

    5.
    To amend the Company's Certificate of Incorporation to eliminate the current provisions of Article EIGHTH (which governs business combinations with interested stockholders) and replace it with a statement of the Company's express intention to be governed by Section 203 of the Delaware General Corporation Law;

    6.
    To amend the Company's Certificate of Incorporation to eliminate Article NINTH (which enumerates factors that the Board of Directors may consider in connection with certain proposed corporate transactions);

    7.
    To amend the Company's Certificate of Incorporation to increase our authorized shares of common stock from 15,000,000 to 25,000,000 shares;

    8.
    To approve, on a non-binding advisory basis, the compensation of our Named Executive Officers;

    9.
    To approve, on a non-binding advisory basis, the frequency of future advisory votes on the Named Executive Officer compensation;

    10.
    To approve the Company's 2012 Long-Term Incentive Plan;

    11.
    To ratify the appointment of Vavrinek, Trine, Day & Co., LLP as the Company's independent auditor for the fiscal year ended December 31, 2012;

    12.
    To adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Annual Meeting to approve Items 2 through 7 and 10; and

    13.
    To transact such other matters as may properly come before the meeting and at any adjournments thereof. Management is not aware of any other such business.

The Board of Directors has fixed March 30, 2012 as the record date for determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

By Order of the Board of Directors, Kent J. Smith Corporate Secretary/EVP/CFO Costa Mesa, California April 16, 2012

IMPORTANT: Whether or not you expect to attend the Annual Meeting, we urge you to vote your proxy at your earliest convenience via the Internet, by telephone or mail by using the enclosed postage-paid reply envelope. This will ensure the presence of a quorum at the Annual Meeting and will save Pacific Premier Bancorp, Inc. the expense of additional solicitation. Submitting your proxy will not prevent you from voting your shares in person at the Annual Meeting if you desire to do so. Your proxy is revocable at your option in the manner described in the Proxy Statement.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 30, 2012

The proxy materials for this Annual Meeting, which consists of the Proxy Statement, annual report, and form of proxy, are available over the Internet at www.proxyvote.com.

If you would like to vote in person at the Annual Meeting and would like to obtain directions to the Annual Meeting, please contact Investor Relations, Pacific Premier Bancorp, Inc., 1600 Sunflower Avenue, Costa Mesa, California 92626 at (714) 431-4000. All persons attending the 2012 Annual Meeting must present photo identification.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	44
ITEM 2. TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS AND PROVIDE FOR THE ANNUAL ELECTION OF DIRECTORS BEGINNING WITH THE 2013 ANNUAL MEETING OF STOCKHOLDERS	45
ITEM 3. TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO ELIMINATE THE LIMITATION ON THE ABILITY OF STOCKHOLDERS TO VOTE SHARES OF OUR COMMON STOCK ABOVE SPECIFIED OWNERSHIP THRESHOLDS	47
ITEM 4. TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO REDUCE VARIOUS VOTING THRESHOLDS FOR AMENDING PROVISIONS IN, AND TAKING CERTAIN ACTIONS UNDER, OUR CERTIFICATE OF INCORPORATION	49
ITEM 5. TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO ELIMINATE THE CURRENT PROVISIONS OF ARTICLE EIGHTH (WHICH GOVERNS BUSINESS COMBINATIONS WITH INTERESTED STOCKHOLDERS) AND REPLACE IT WITH A STATEMENT OF THE COMPANY'S EXPRESS INTENTION TO BE GOVERNED BY SECTION 203 OF THE DGCL	52
ITEM 6. TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO ELIMINATE ARTICLE NINTH (WHICH ENUMERATES FACTORS THAT THE BOARD OF DIRECTORS MAY CONSIDER IN CONNECTION WITH CERTAIN PROPOSED CORPORATE TRANSACTIONS)	54
ITEM 7. TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK FROM 15,000,000 TO 25,000,000 SHARES	55
ITEM 8. TO APPROVE, ON A NON-BINDING ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	57
ITEM 9. TO APPROVE, ON A NON-BINDING ADVISORY BASIS, THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE NAMED EXECUTIVE OFFICER COMPENSATION	59
ITEM 10. TO APPROVE THE COMPANY'S 2012 LONG-TERM INCENTIVE PLAN	60
ITEM 11. TO RATIFY THE APPOINTMENT OF VAVRINEK, TRINE, DAY & CO., LLP AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDED DECEMBER 31, 2012	63
Fees	65
Audit Committee Pre-Approval Policies and Procedures	65
ITEM 12. ADJOURNMENT OF THE ANNUAL MEETING	65
REPORT OF THE AUDIT COMMITTEE	67
ANNUAL REPORT	67
HOUSEHOLDING	68
STOCKHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING	68
OTHER MATTERS	69
APPENDIX A – Proposed Amendments to Article SIXTH of our Certificate of Incorporation	A-1

PACIFIC PREMIER BANCORP, INC.
1600 Sunflower Avenue
Costa Mesa, California 92626

PROXY STATEMENT

GENERAL INFORMATION
For 2012 Annual Meeting of Stockholders
To Be Held on Wednesday, May 30, 2012

              Our Board of Directors is soliciting proxies to be voted at our 2012 Annual Meeting of Stockholders ("Annual Meeting") on May 30, 2012, at 9:00 a.m., Pacific Time, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders (the "Notice") and in this Proxy Statement. This Proxy Statement and the proxies solicited hereby are being first sent or delivered to stockholders of the Company on or about April 19, 2012.

              As used in this Proxy Statement, the terms "Company," "we," "us" and "our" refer to Pacific Premier Bancorp, Inc., the term "Bank" refers to Pacific Premier Bank and the terms "Board of Directors" and "Board" refers to the Board of Directors of the Company.

Questions and Answers about these Proxy Materials and the Annual Meeting

Question: Why am I receiving these materials?

Answer:    Our Board of Directors is providing these proxy materials to you in connection with the Annual Meeting, to be held on May 30, 2012. As a stockholder of record as of March 30, 2012 (the "Record Date"), you are invited to attend the Annual Meeting, and are entitled to and requested to vote on the items of business described in this Proxy Statement.

Question: What information is contained in this Proxy Statement?

Answer:    This information relates to the proposals to be voted on at the Annual Meeting, the voting process, compensation of our directors and most highly paid executives, and certain other required information.

Question: Can I access the Company's proxy materials and annual report electronically?

Answer:

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 30, 2012.

The Proxy Statement, form of proxy and annual report are available at www.proxyvote.com.

To view this material, you must have available the 12-digit control number located on the proxy card or, if shares are held in the name of a broker, bank or other nominee, the voting instruction form.

Question: Who is soliciting my vote pursuant to this Proxy Statement?

Answer:    Our Board of Directors is soliciting your vote at the Annual Meeting.

Question: Who is entitled to vote?

Answer:    Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.

Question: How many shares are eligible to be voted?

Answer:    As of the Record Date, we had 10,329,934 shares of common stock outstanding. Each outstanding share of our common stock will entitle its holder to one vote on each of the two (2) director nominees to be elected and one vote on each other matter to be voted on at the Annual Meeting, subject to certain voting limitations applicable to stockholders who beneficially own in excess of 10% of our common stock.

Question: What am I voting on?

Answer:    You are voting on the following matters:

  •
  The election of two (2) director nominees. Our director nominees are John D. Goddard and Joseph L. Garrett;

  •
  The amendment of our Certificate of Incorporation, as amended (the "Certificate of Incorporation"), to declassify the Board of Directors and provide for the annual election of directors beginning with the 2013 Annual Meeting of Stockholders;

  •
  The amendment of our Certificate of Incorporation to eliminate the limitation on the ability of stockholders to vote shares of our common stock above specified ownership thresholds;

  •
  The amendment of our Certificate of Incorporation to reduce various voting thresholds for amending provisions in, and taking certain actions under, our Certificate of Incorporation;

  •
  The amendment to our Certificate of Incorporation to eliminate the current provisions of Article EIGHTH (which governs business combinations with interested stockholders) and replace it with a statement of the Company's express intention to be governed by Section 203 of the Delaware General Corporation Law (the "DGCL");

  •
  The amendment of our Certificate of Incorporation to eliminate Article NINTH (which enumerates factors that the Board of Directors may consider in connection with certain proposed corporate transactions);

  •
  The amendment of our Certificate of Incorporation to increase our authorized shares of common stock from 15,000,000 to 25,000,000 shares;

  •
  The approval, on a non-binding advisory basis, of the compensation of our Named Executive Officers;

  •
  The approval, on a non-binding advisory basis, of the frequency of future advisory votes on the Named Executive Officer compensation;

  •
  The approval of the Company's 2012 Long-Term Incentive Plan;

  •
  The ratification of the appointment of Vavrinek, Trine, Day & Co., LLP ("VTD") as the Company's independent auditor for 2012; and

  •
  The adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Annual Meeting to approve Items 2 through 7 and 10.

Question: How does our Board of Directors recommend that I vote?

Answer:    Our Board recommends that stockholders vote their shares as follows:

  •
  "FOR" each director nominee;

  •
  "FOR" the amendment of our Certificate of Incorporation to declassify the Board of Directors and provide for the annual election of directors beginning with the 2013 Annual Meeting of Stockholders;

  •
  "FOR" the amendment of our Certificate of Incorporation to eliminate the limitation on the ability of stockholders to vote shares of our common stock above specified ownership thresholds;

  •
  "FOR" the amendment of our Certificate of Incorporation to reduce various voting thresholds for amending provisions in, and taking certain actions under, our Certificate of Incorporation;

  •
  "FOR" the amendment to our Certificate of Incorporation to eliminate the current provisions of Article EIGHTH (which governs business combinations with interested stockholders) and replace it with a statement of the Company's express intention to be governed by Section 203 of the DGCL;

  •
  "FOR" the amendment of our Certificate of Incorporation to eliminate Article NINTH (which enumerates factors that the Board of Directors may consider in connection with certain proposed corporate transactions);

  •
  "FOR" the amendment of our Certificate of Incorporation to increase our authorized shares of common stock from 15,000,000 to 25,000,000 shares;

  •
  "FOR" the approval, on a non-binding advisory basis, of the compensation of our Named Executive Officers;

  •
  "FOR" the approval, on a non-binding advisory basis, of an advisory vote on the compensation of the Named Executive Officers every year;

  •
  "FOR" the approval of the Company's 2012 Long-Term Incentive Plan;

  •
  "FOR" the ratification of the appointment of VTD as the Company's independent auditor for 2012; and

  •
  "FOR" the adjournment of the Annual Meeting to solicit additional proxies.

Question: How many votes are required to hold the Annual Meeting and what are the voting procedures?

Answer:    Quorum Requirement:    As of the Record Date, 10,329,934 shares of the Company's common stock were issued and outstanding. A majority of the outstanding shares entitled to vote at the Annual Meeting, present or represented by proxy, constitutes a quorum for the purpose of adopting proposals at the Annual Meeting. If you submit a properly executed proxy, then you will be considered part of the quorum.

Required Votes:    Each outstanding share of our common stock is entitled to one vote on each proposal at the Annual Meeting, subject to the limitation in our Certificate of Incorporation that provides that record holders of our common stock who beneficially own in excess of 10% of our outstanding shares of common stock are not entitled to vote the shares held in excess of this voting limitation. If Item 3, as further discussed below, is approved by the stockholders at the Annual Meeting, the voting limitation described in the preceding sentence will no longer be applicable to future stockholder votes.

If there is a quorum at the Annual Meeting, the matters to be voted upon by the stockholders require the following votes for such matter to be approved:

  •
  Election of Directors.  The two (2) director nominees who receive the greatest number of votes cast for director nominees will be elected. There is no cumulative voting for our directors. If you indicate "withhold authority to vote" for a particular nominee on your proxy card, your vote will not count either "FOR" or "AGAINST" the nominee. Abstentions are not counted in the election of directors and do not affect the outcome.

  •
  Declassification of Board of Directors.  The affirmative vote of holders of at least 80% of our outstanding shares is required to approve the amendment to the Certificate of Incorporation to declassify the Board of Directors and to provide for the annual election of directors beginning with the 2013 Annual Meeting of Stockholders.

  •
  Elimination of the Limitation on the Ability of Stockholders to Vote Shares of Our Common Stock above Specified Ownership Thresholds.  The affirmative vote of holders of at least 80% of our outstanding shares is required to approve the amendment to the

    Certificate of Incorporation to eliminate the limitation on the ability of stockholders to vote shares of our common stock above specified ownership thresholds.

  •
  Reduction of Various Voting Thresholds for Amending Provisions in, and Taking Certain Actions under, Our Certificate of Incorporation.  The affirmative vote of holders of at least 80% of our outstanding shares is required to approve the amendment to the Certificate of Incorporation to reduce various voting thresholds for amending provisions in, and taking certain actions under, our Certificate of Incorporation.

  •
  Elimination of the Current Provisions of Article EIGHTH (which Governs Business Combinations with Interested Stockholders) and Replace It with a Statement of the Company's Express Intention to be Governed by Section 203 of the DGCL.  The affirmative vote holders of at least 80% of our outstanding shares is required to approve the amendment to the Certificate of Incorporation to eliminate the current provisions of Article EIGHTH (which governs business combinations with interested stockholders) and replace it with a statement of the Company's express intention to be governed by Section 203 of the DGCL.

  •
  Elimination of Article NINTH (which Enumerates Factors that the Board of Directors May Consider in Connection with Certain Proposed Corporate Transactions).  The affirmative vote of holders of at least the majority of our outstanding shares is required to approve the amendment to the Certificate of Incorporation to eliminate Article NINTH.

  •
  Increase in Authorized Shares.  The affirmative vote of holders of at least the majority of our outstanding shares is required to approve the amendment to the Certificate of Incorporation to increase our outstanding shares of common stock from 15,000,000 to 25,000,000 shares.

  •
  Advisory Vote on Approval of Executive Compensation.  The affirmative vote of holders of at least the majority of the shares for which votes are cast at the Annual Meeting is required to approve, on a non-binding advisory basis, the compensation of our Named Executive Officers.

  •
  Advisory Vote on Frequency of Approval of Executive Compensation.  The frequency that receives the highest number of votes cast at the Annual Meeting will constitute the non-binding advisory recommendation of the stockholders as to the frequency of future advisory votes on the Named Executive Officer compensation.

  •
  Approval of the Company's 2012 Long-Term Incentive Plan.  The affirmative vote of holders of at least the majority of the shares for which votes are cast at the Annual Meeting is required to approve the Company's 2012 Long-Term Incentive Plan.

  •
  Ratification of Independent Auditors.  The affirmative vote of holders of at least the majority of the shares for which votes are cast at the Annual Meeting is required for ratification of the appointment of VTD as our independent auditor for 2012.

  •
  Adjournment of the Annual Meeting.  The affirmative vote of holders of at least the majority of the shares for which votes are cast at the Annual Meeting is required to approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation of additional proxies.

If a broker indicates on its proxy that it submits to the Company that it does not have authority to vote certain shares held in "street name," the shares not voted are referred to as "broker non-votes." Broker non-votes occur when brokers do not have discretionary voting authority to vote certain shares held in "street name" on particular proposals under the rules of the New York Stock Exchange, and the "beneficial owner" of those shares has not instructed the broker how to vote on those proposals. If you are a beneficial owner, your broker, bank or other nominee is permitted to vote your shares for or against "routine" matters such as the ratification of the appointment of our independent registered public accounting firm, even if the holder does not receive voting instructions from you. Brokers are not permitted to exercise discretionary voting authority to vote your shares for or against "non-routine" matters such as the election of directors. All of the matters on which stockholders will be asked to vote on at the Annual Meeting, with the exception of Item 11, Ratification of Independent Auditors, are "non-routine" matters.

Shares represented by proxies that are marked vote "withheld" with respect to the election of any nominee for director will not be considered in determining whether such nominee has received the affirmative vote of a plurality of the shares. Shares represented by proxies that are marked "abstain" with respect to any other matter to be voted upon at the Annual Meeting, with the exception of Items 8 through 12, will have the effect of a negative vote.

Question: How may I cast my vote?

Answer:    If you are the stockholder of record, you may vote by one of the following four methods (as instructed on the enclosed proxy card):

  •
  in person at the Annual Meeting,
  •
  via the Internet,
  •
  by telephone, or
  •
  by mail.

If you would like to vote in person at the Annual Meeting and would like to obtain directions to the Annual Meeting please contact Investor Relations, Pacific Premier Bancorp, Inc., 1600 Sunflower Avenue, Costa Mesa, California 92626 at (714) 431-4000.

If you elect to vote by mail and you received a printed proxy card, you may mark, sign, date and mail the proxy card you received from us in the return envelope. If you did not receive a printed proxy card and wish to vote by mail, you may do so by requesting a paper copy of the proxy materials (as described below), which will include a proxy card.

Whichever method of voting you use, the proxies identified on the proxy card will vote the shares of which you are the stockholder of record in accordance with your instructions. If you submit a proxy card properly voted and returned through available channels without giving specific voting instructions, the proxies will vote the shares as recommended by our Board of Directors.

If you own your shares in "street name," that is, through a brokerage account or in another nominee form, you must provide instructions to the broker or nominee as to how your shares should be voted. Your broker or nominee will usually provide you with the appropriate instruction forms at the time you receive this Proxy Statement and our annual report. If you own your shares in this manner, you cannot vote in person at the Annual Meeting unless you receive a proxy to do so from the broker or the nominee, and you bring the proxy to our Annual Meeting.

Question: How may I cast my vote over the Internet or by telephone?

Answer:    Voting over the Internet:    If you are a stockholder of record, you may use the Internet to transmit your vote up until 11:59 P.M., Eastern Time, May 29, 2012. Visit www.proxyvote.com and have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

Voting by Telephone:    If you are a stockholder of record, you may call 1-800-776-9437 and use any touch-tone telephone to transmit your vote up until 11:59 P.M., Eastern Time, May 29, 2012. Have your proxy card in hand when you call and then follow the instructions.

If you hold your shares in "street name," that is through a broker, bank or other nominee, that institution will instruct you as to how your shares may be voted by proxy, including whether telephone or Internet voting options are available.

Question: How may a stockholder nominate someone at the Annual Meeting to be a director or bring any other business before the Annual Meeting?

Answer:    The Company's bylaws require advance notice to the Company if a stockholder intends to attend an annual meeting of stockholders in person and to nominate someone for election as a director or to bring other business before the meeting. Such a notice may be made only by a stockholder of record within the time period established in the bylaws and described in each year's Proxy Statement.

Question: How may I revoke or change my vote?

Answer:    If you are the record owner of your shares, and you completed and submitted the proxy card, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

  •
  submitting a new proxy card with a later date,
  •
  delivering written notice to our Secretary on or before May 29, 2012, stating that you are revoking your proxy,
  •
  attending the Annual Meeting and voting your shares in person, or
  •
  If you are a record owner of your shares and you submitted your proxy by telephone or via the Internet, you may change your vote or revoke your proxy with a later telephone or Internet proxy, as the case may be.

Please note that attendance at the Annual Meeting will not, in itself, constitute revocation of your proxy.

If you own your shares in "street name," you may later revoke your voting instructions by informing the bank, broker or other holder of record in accordance with that entity's procedures.

Question: Who is paying for the costs of this proxy solicitation?

Answer:    Our Company will bear the cost of preparing, printing and mailing the materials in connection with this solicitation of proxies. In addition to mailing these materials, officers and regular employees of our Company may, without being additionally compensated, solicit proxies personally and by mail, telephone, facsimile or electronic communication. We have retained D.F. King to assist in the solicitation at a cost of approximately $7,500, plus payment of reasonable out-of-pocket expenses incurred by D.F. King.

Question: Who will count the votes?

Answer:    American Stock Transfer & Trust Co., our inspector of elections for the Annual Meeting, will receive and tabulate the ballots and voting instruction forms.

Question: How can I obtain the Company's Corporate Governance information?

Answer:    Our Company's Corporate Governance information is available on our website at www.ppbi.com under the Investor Relations section. Our stockholders may also obtain written copies at no cost by writing to us at 1600 Sunflower Avenue, Costa Mesa, California 92626, Attention: Investor Relations Department, or by calling (714) 431-4000.

Question: How do I request electronic or printed copies of this and future proxy materials?

Answer:    You may request and consent to delivery of electronic or printed copies of future proxy statements, annual reports and other stockholder communications by

  •
  visiting www.proxyvote.com,
  •
  calling 1-800-579-1639, or
  •
  sending an email to sendmaterial@proxyvote.com.

When requesting copies of proxy materials and other stockholder communications, you should have available the 12-digit control number located on the proxy card or, if shares are held in the name of a broker, bank or other nominee, the voting instruction form.

INFORMATION ABOUT THE ANNUAL MEETING

              Our Annual Meeting will be held at 9:00 a.m., Pacific Time, on Wednesday, May 30, 2012, at Pacific Premier Bancorp, Inc.'s corporate headquarters located at 1600 Sunflower Avenue, Costa Mesa, California 92626.

 ITEM 1. ELECTION OF DIRECTORS

Board Nominees

              Our Board of Directors has nominated each of the following persons for re-election as a director. Under our Certificate of Incorporation, directors are elected by stockholders for terms of three years and hold office until their successors are elected and qualified. One of the three classes is elected each year to succeed the directors whose terms are expiring. Each nominee is currently a director of the Company and each has indicated that he is willing and able to continue to serve as a director. We have provided biographical and other information on each of the nominees beginning on page 8 of this Proxy Statement.

John D. Goddard	Joseph L. Garrett

              Our Board of Directors has adopted an amendment to our Certificate of Incorporation that, if approved by the stockholders at this Annual Meeting, will eliminate the three-year staggered terms of our directors and provide instead for the annual election of all directors beginning with the 2013 Annual Meeting of Stockholders. See Item 2 below for further details concerning the proposal to declassify our Board. To effectuate this change, each director who is standing for re-election at this Annual Meeting and each director currently serving a term that expires in 2014 will resign his Board seat following the Annual Meeting and the filing of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (as further discussed below), but only if the required proposed amendment described in Item 2 below receives the requisite vote of stockholders at the Annual Meeting. Additionally, our Board intends that each such resigning director will be immediately re-appointed to his respective Board seat by the remaining members of our Board.

Vote Required

              The two (2) director nominees who receive the greatest number of votes cast for the director nominees will be elected. There is no cumulative voting for our directors. If you indicate "withhold" for a particular nominee on your proxy card, your vote will not be considered in determining whether a nominee has received the affirmative vote of a plurality of the shares. The election of directors is considered a "non-routine" item upon which brokerage firms may not vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Therefore, broker "non-votes" will not be considered in determining whether a nominee has received the affirmative vote of a plurality of the shares.

              If any nominee becomes unable or unwilling to serve, which is not anticipated, the accompanying proxy may be voted for the election of such other person as shall be designated by the Nominating and Corporate Governance Committee ("Nominating Committee") of our Board of Directors. Proxies granted may not be voted for a great number of nominees than the two (2) named above. Unless instructions to the contrary are specified in a proxy properly voted and returned through available channels, the proxies will be voted FOR each of the nominees listed above.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
VOTE "FOR" EACH OF THE DIRECTOR NOMINEES.

 Nominated Directors

              Below is information regarding each of our director nominees, each of whom has been nominated for re-election at the Annual Meeting.

              John D. Goddard, 73, has served as a director for the Company since 1988. Mr. Goddard has been a Certified Public Accountant for the past 43 years. Mr. Goddard was initially employed by W.C. Brassfield, CPA from 1962 to 1965. He formed the partnership, Brassfield and Goddard, CPAs in 1965 and continued practicing there until September 1976. The firm incorporated into Goddard Accountancy Corporation, CPAs where Mr. Goddard practiced and served as President from September 1976 until December 2003. The corporation merged with the firm of Soren McAdam Christenson, LLP in January 2004. Mr. Goddard retired on January 1, 2008 from full-time practice as a CPA and now works part-time on a consulting basis.

              Joseph L. Garrett, 63, has served as a director for the Company since his recent appointment to the Board of Directors by the Board on March 28, 2012. Mr. Garrett was the President, Chief Executive Officer and a member of the Board of Directors for both American Liberty Bank and Sequoia National Bank. He also served as a member of the Board of Directors for Hamilton Savings Bank. Since 2003, Mr. Garrett has been a principal at Garrett, McAuley & Co., which provides mortgage banking advisory services to commercial banks, thrifts, and mortgage banking companies. Mr. Garrett received his A.B. and M.B.A. from the University of California (Berkeley) and his M.A. from the University of Washington (Seattle).

Continuing Directors

              Kenneth A. Boudreau, 62, has served as a member of the Company's Board since 2005. Mr. Boudreau is Vice President & General Manager of Coast Composites, Inc., a manufacturing concern in Irvine, California. He joined Coast Composites in 2008 after a 12-year career with M. C. Gill Corporation, a manufacturing concern in El Monte, California, where he last served as President and Chief Executive Officer. Mr. Boudreau joined M. C. Gill Corporation in 1996 as its Chief Financial Officer, assumed progressive responsibilities over time, and was named President and Chief Executive Officer in 2002. Mr. Boudreau had previously been employed by The Quikset Organization in Irvine, California for 15 years where he was initially hired as their controller and advanced to lead their subsidiaries with $40 million in revenue. Mr. Boudreau is a CPA in California, and was employed by Deloitte & Touche before joining The Quikset Organization. He obtained his B.A. degree in Business Administration from California State University, Fullerton.

              Steven R. Gardner, 51, has been the President and Chief Executive Officer of the Company and the Bank since the third quarter of 2000, and has served as a director of the Company since 2000. Prior to joining us in February 2000 as Chief Operating Officer, Mr. Gardner was Senior Vice President at Hawthorne Financial since 1997. Mr. Gardner has served in management positions in credit administration, portfolio management, lending production and operations as well as risk management for the past 25 years. Mr. Gardner currently holds the position of Secretary for the Independent Community Bankers of America (ICBA) and is a member of the Federal Reserve Bank of San Francisco's Community Depository Institutions Advisory Council (CDIAC). Mr. Gardner holds a B.A. degree from California State University, Fullerton and attended graduate school at California State University, Long Beach.

              Jeff C. Jones, 57, has served as a member of the Company's Board since July 2006. Mr. Jones is the current Managing Partner and current Executive Committee member of, and partner in, the regional accounting firm Frazer, LLP, which he has been with since 1977. Mr. Jones has over 30 years of experience in servicing small and medium sized business clients primarily within the real estate, construction, and agricultural industries. Mr. Jones is a past president of Inland Exchange, Inc, an accommodator corporation, and has served on the Board of Directors of Moore Stephens North America, Inc. Mr. Jones holds a B.S. degree in Business Administration from Lewis and Clark College in Portland, Oregon, and a Masters of Business Taxation from Golden Gate University. Mr. Jones is a CPA in California, is licensed as a life insurance agent and holds a Series 7 securities license.

              Michael L. McKennon, 51, has served as a member of the Company's Board since 2004, and currently chairs our Audit Committee. Mr. McKennon is a partner with the Newport Beach public accounting firm of dbbmckennon, a registered firm of the Public Company Accounting Oversight Board ("PCAOB"). Prior thereto, Mr. McKennon was a founding partner of the Irvine, California accounting firm of McKennon Wilson & Morgan LLP, a registered firm of the PCAOB. Mr. McKennon, a CPA in the state of California, has been responsible for audit and accounting practices since 1998 in these firms. Mr. McKennon was previously employed by the accounting firm of PricewaterhouseCoopers LLP and Arthur Andersen & Co. Mr. McKennon has 28 years experience in private and public accounting, auditing and consulting in Southern California. He obtained his B.A. degree in Business Administration from California State University, Fullerton.

              Ronald G. Skipper, 71, has been Chairman of the Board of the Company since 1997 and a member of the Company's Board since 1983. Mr. Skipper is a self-employed attorney and has been practicing law for 46 years. Mr. Skipper also serves on the Board of Directors of Stater Bros. Markets Corporation, a supermarket company. Mr. Skipper has served on numerous boards of directors, including The University of California, Hastings College of Law 1066 Foundation, California State University, San Bernardino Valley College Foundation and St. Bernadine's Hospital Foundation.

Named Executives

              Kent Smith, 50, Executive Vice President/Chief Financial Officer and Treasurer, was hired in September 2009. Mr. Smith serves as Chairman of our Asset Liability Committee. Prior to joining the Bank, Mr. Smith worked for sixteen years for Downey Savings and Loan Association as a Senior Vice President, Controller, Assistant Controller, Financial Reporting Manager and Senior Technical Auditor. Mr. Smith served as Vice President, Loan Accounting Manager for FarWest Savings and Loan and as a Senior Accountant for Deloitte and Touche. Mr. Smith obtained his B.A. degree in Accounting from Brigham Young University.

              Edward Wilcox, 45, Executive Vice President/Chief Banking Officer – was hired in August 2003 as the Bank's Senior Vice President and Chief Credit Officer. In September 2004, Mr. Wilcox was promoted to Executive Vice President and was responsible for overseeing loan and deposit production. In the fourth quarter of 2005, Mr. Wilcox was promoted to Chief Banking Officer and assumed responsibility of the branch network. Prior to joining us, Mr. Wilcox served as Loan Production Manager at Hawthorne Savings for two years and as the Secondary Marketing Manager at First Fidelity Investment & Loan for five years. Mr. Wilcox has an additional nine years of experience in real estate banking including positions as Asset Manager, REO Manager and Real Estate Analyst at various financial institutions. Mr. Wilcox obtained his B.A. degree in Finance from New Mexico State University.

              Mike Karr, 43, Executive Vice President/Chief Credit Officer – was hired in April 2006. Mr. Karr oversees the Bank's credit functions and has responsibility for all lending and portfolio operations. He is the Chairman of our Credit Committee and our Credit and Investment Review Committee. Prior to joining the Bank, Mr. Karr worked for Fremont Investment & Loan for 11 years as Vice President in charge of their Commercial Real Estate Asset Management department. Mr. Karr obtained his B.A. degree in Economics and Government, cum laude, from Claremont McKenna College and his Masters in Business Administration from the University of California, Irvine.

 Corporate Governance

              We value strong corporate governance principles and adhere to the highest ethical standards. These principles and standards, along with our core values of fairness and caring, assist us in achieving our corporate mission. To foster strong corporate governance and business ethics, our Board of Directors continues to take many steps to strengthen and enhance our corporate governance practices and principles. As part of the Company's continuous effort to improve its corporate governance practices, the Board has extensively considered certain provisions in its Certificate of Incorporation and determined that it would serve the best interests of the Company's stockholders to amend the Certificate of Incorporation to (i) declassify the Board of Directors so that directors will serve for a one-year term, beginning with the 2013 Annual Meeting of Stockholders, (ii) eliminate the voting limit applicable to stockholders who beneficially own in excess of 10% of our common stock, (iii) reduce various voting thresholds for stockholder approval of certain matters under the Certificate of Incorporation, (iv) eliminate the current provisions of Article EIGHTH (which governs business combinations with interested stockholders) and replace it with a statement of the Company's express intention to be governed by Section 203 of the DGCL, and (v) remove Article NINTH from the Certificate of Incorporation (which enumerates factors that the Board of Directors may consider in connection with certain proposed corporate transactions), each of which is more fully described below. In addition, we have adopted Corporate Governance Guidelines to achieve the following goals:

  •
  to promote the effective functioning of the Board of Directors;
  •
  to ensure that the Company conducts all of its business in accordance with the highest ethical and legal standards; and
  •
  to enhance long-term stockholder value.

              The full text of our Corporate Governance Guidelines is available on our website at www.ppbi.com under the Investor Relations section. Our stockholders may also obtain a written copy of the guidelines at no cost by writing to us at 1600 Sunflower Avenue, Costa Mesa, California 92626, Attention: Investor Relations Department, or by calling (714) 431-4000.

              The Nominating Committee of our Board of Directors administers our Corporate Governance Guidelines, reviews performance under the guidelines and the content of the guidelines annually and, when appropriate, recommends updates and revisions to our Board of Directors.

    Director Qualifications, Diversity and Nomination Process

              Our Nominating Committee is responsible for reviewing with the Board of Directors annually the appropriate skills and characteristics required of the Board members, and for selecting, evaluating and recommending nominees for election by our stockholders. The Nominating Committee has authority to retain a third-party search firm to identify or evaluate, or assist in identifying and evaluating, potential nominees if it so desires, although it has not done so to date.

              In evaluating both the current directors and the nominees for director, the Nominating Committee considers such other relevant factors as it deems appropriate, including the current composition of the Board, the need for Audit Committee expertise, and the director qualification guidelines set forth in the Company's Corporate Governance Policy. Under the Company's Governance Policy, the factors considered by the Nominating Committee and the Board in its review of potential nominees and directors include: integrity and independence; substantial accomplishments, and prior or current association with institutions noted for their excellence; demonstrated leadership ability, with broad experience, diverse perspectives, and the ability to exercise sound business judgment; the background and experience of candidates, particularly in areas important to the operation of the Company such as business, education, finance, government, law or banking; the ability to make a significant and immediate contribution to the Board's discussions and decision-making; special skills, expertise or background that add to and complement the range of skills, expertise and background of the existing directors; career success that demonstrates the ability to make the kind of important and sensitive judgments that the Board is called upon to make; and the availability and energy necessary to perform his or her duties as a director. In addition, the Nominating Committee and the Board believes the composition of the Board should reflect sensitivity to the need for diversity as to gender, ethnic background and experience. Application of these factors involves the exercise of judgment by the Board and cannot be measured in any mathematical or routine way.

              In connection with the evaluation of nominees, the Nominating Committee determines whether to interview the prospective nominee, and if warranted, one or more members of the Nominating Committee, in concert with the Company's Chief Executive Officer, interviews prospective nominees. After completing its evaluation, the Nominating Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Nominating Committee.

              For each of the nominees to the Board and the current directors, the biographies shown above highlight the experiences and qualifications that were among the most important to the Nominating Committee in concluding that the nominee or the director should serve or continue to serve as a director of the Company. The table below supplements the biographical information provided above. The vertical axis displays the primary factors reviewed by the Nominating Committee in evaluating a board candidate.

	Boudreau	Gardner	Garrett	Goddard	Jones	McKennon	Skipper

Experience, Qualifications, Skill or Attribute
Professional standing in chosen field	X	X	X	X	X	X	X
Expertise in financial services or related industry		X	X	X	X	X	X
Audit Committee Financial Expert (actual or potential)	X	X		X	X	X
Civic and community involvement	X	X	X	X		X	X
Other public company experience	X	X				X	X
Leadership and team building skills	X	X	X	X	X	X	X
Specific skills/knowledge:
– finance	X	X	X	X	X	X	X
– marketing		X
– public affairs			X				X
– human resources	X	X
– governance	X	X	X	X		X

              Our stockholders may propose director candidates for consideration by the Company's Nominating Committee by submitting the individual's name and qualifications to our Secretary at 1600 Sunflower Avenue, Costa Mesa, CA 92626. Our Nominating Committee will consider all director candidates properly submitted by our stockholders in accordance with our bylaws and Corporate Governance Guidelines. Stockholders who wish to nominate candidates for election to our Board at our Annual Meeting of Stockholders must follow the procedures outlined in "Stockholder Proposals for the 2013 Annual Meeting" set forth below.

    Board of Directors Independence

              The Boards of Directors of the Company and the Bank are made up of seven (7) directors each. The directors are divided into three classes. Directors are elected for staggered terms of three years and serve until their successors are elected and qualified. As further discussed in Item 2 below, if the proposal to declassify the Board is approved by the requisite vote of our stockholders, the directors will serve for a one-year term beginning with the 2013 Annual Meeting of Stockholders. Our Corporate

Governance Guidelines require that our Board consists predominantly of non-management directors. This means directors who are not currently, and have not been, employed by us during the most recent three years. Currently, our Chief Executive Officer is our only director who is also a member of management.

              Our Corporate Governance Guidelines require that a majority of the Board of Directors consist of independent directors as defined under the NASDAQ Stock Market (the "NASDAQ") rules. No director will be "independent" unless the Board affirmatively determines that the director meets the categorical standards set forth in the NASDAQ rules and otherwise has no relationship with the Company that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company).

              Our Nominating Committee is responsible for reviewing with the Board annually the appropriate criteria and standards for determining director independence consistent with the NASDAQ rules. The Company's Board has determined that Kenneth A. Boudreau, Joseph L. Garrett, John D. Goddard, Jeff C. Jones, Michael L. McKennon, and Ronald G. Skipper are independent and have no material relationships with the Company.

    Responsibilities of the Board of Directors

              In addition to each director's basic duties of care and loyalty, the Board of Directors has separate and specific obligations enumerated in our Corporate Governance Guidelines. Among other things, these obligations require directors to effectively monitor management's capabilities, compensation, leadership and performance, without undermining management's ability to successfully operate the business. In addition, our Board and its committees have the authority to retain and establish the fees of outside legal, accounting or other advisors, as necessary to carry out their responsibilities.

              The directors are expected to avoid any action, position or interest that conflicts with an interest of the Company, or gives the appearance of a conflict. As a result, our directors must disclose all business relationships with the Company and with any other person doing business with us to the entire Board and to recuse themselves from discussions and decisions affecting those relationships. We periodically solicit information from directors in order to monitor potential conflicts of interest and to confirm director independence.

    Board of Directors Leadership Structure

              Our Certificate of Incorporation and bylaws provide for a Board of Directors that is divided into three classes. The classes have three-year terms, and the term of one class expires each year in rotation at that year's annual meeting. As further discussed in Item 2 below, if the proposal to declassify the Board is approved by the requisite vote of our stockholders, the directors will serve for a one-year term beginning with the 2013 Annual Meeting. The size of the Board shall be designated by the Board, but shall be seven in the absence of such designation. Vacancies on the Board may be filled by a majority of the remaining directors. A director elected to fill a vacancy, or a new directorship created by an increase in the size of the Board, serves for the remainder of the full term of the class of directors in which the vacancy or newly created directorship occurred.

              Our Board of Directors has no fixed policy with respect to the separation of the offices of Chairman of the Board of Directors and Chief Executive Officer. Our Board retains the discretion to make this determination on a case-by-case basis from time to time as it deems to be in the best interests of the Company and our stockholders at any given time. The Board currently believes that separating the positions of CEO and Chairman is the best structure to fit the Company's needs. This structure ensures a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board.

    Board of Directors Risk Oversight

              The understanding, identification and management of risk are essential elements for the successful management of our Company. The entire Board of Directors is responsible for oversight of the Company's risk management processes. The Board delegates many of these functions to the Audit Committee. Under its charter, the Audit Committee is responsible for monitoring business risk practices and legal and ethical programs. In this way, The Audit Committee helps the Board fulfill its risk oversight responsibilities relating to the Company's financial statements, financial reporting process and regulatory requirements. The Audit Committee also oversees our corporate compliance programs, as well as the internal audit function. In addition to the Audit Committee's work in overseeing risk management, our full Board regularly engages in discussions of the most significant risks that the Company is facing and how these risks are being managed, and the board receives reports on risk management from senior officers of the Company and from the chair of the Audit Committee. The board receives periodic assessments from the Company's ongoing enterprise risk management process that are designed to identify potential events that may affect the achievement of the Company's objectives. In addition, our Board and its standing committees periodically request supplemental information or reports as they deem appropriate.

    Communication With Directors

              Individuals may submit communications to any individual director, including our presiding Chairman, our Board of Directors as a group, or a specified Board committee or group of directors, including our non-management directors, by sending the communications in writing to the following address: Pacific Premier Bancorp, Inc., 1600 Sunflower Avenue, Costa Mesa, California 92626. All correspondence should indicate to whom it is addressed. The Company's Corporate Secretary will sort the Board correspondence to classify it based on the following categories into which it falls: stockholder correspondence, commercial correspondence, regulator correspondence or customer correspondence. Each classification of correspondence will be handled in accordance with a policy unanimously approved by the Board.

    Board Meetings and Executive Sessions

              Our Board of Directors currently holds twelve full Board meetings each year. All of our directors are encouraged to attend each meeting in person. Our management provides all directors with an agenda and appropriate written materials sufficiently in advance of the meetings to permit meaningful review. Any director may submit topics or request changes to the preliminary agenda as he or she deems appropriate in order to ensure that the interests and needs of non-management directors are appropriately addressed. To ensure active and effective participation, all of our directors are expected to arrive at each Board and committee meeting having reviewed and analyzed the materials for the meeting. During 2011, our Board of Directors met thirteen times, and all of our directors attended at least 98% of the aggregate of the total number of meetings of the Board of Directors held during his tenure in office during the last fiscal year and the total number of all meetings held by all committees of the Board of Directors on which he served during such year.

              It is the Company's policy that the independent directors of the Company meet in executive sessions without management at least twice on an annual basis in conjunction with regularly scheduled board meetings. Executive sessions at which the independent directors meet with the Chief Executive

Officer also may be scheduled. During 2011, the independent directors met twice in executive session without the presence of management.

    Director Attendance at Company Annual Meetings

              All of our directors are encouraged to attend every Company annual meeting of stockholders. All of our directors attended our 2011 Annual Meeting of Stockholders.

    Director Contact with Management

              All of our directors are invited to contact our Chief Executive Officer and or any of our executive or senior level managers at any time to discuss any aspect of our business. In addition, there generally are frequent opportunities for directors to meet with other members of our management team.

    Corporate Code of Business Conduct and Ethics

              We have implemented a Code of Business Conduct and Ethics applicable to our directors, Chief Executive Officer, Chief Financial Officer, other senior management, and to all of our officers and employees. Our Code of Business Conduct and Ethics provides fundamental ethical principles to which these individuals are expected to adhere. Our Code of Business Conduct and Ethics operates as a tool to help our directors, officers, and employees understand and adhere to the high ethical standards required for employment by, or association with, the Company and the Bank. Our Code of Business Conduct and Ethics is available on our website at www.ppbi.com under the Investor Relations section. Our stockholders may also obtain written copies at no cost by writing to us at 1600 Sunflower Avenue, Costa Mesa, California 92626, Attention: Investor Relations Department, or by calling (714) 431-4000. Any future changes or amendments to our Code of Business Conduct and Ethics and any waiver that applies to one of our senior financial officers or a member of our Board of Directors will be posted to our website.

Committees of the Board of Directors

Audit	Compensation	Nominating & Corporate Governance

Kenneth A. Boudreau	Kenneth A. Boudreau	Kenneth A. Boudreau
Jeff C. Jones	John D. Goddard *	John D. Goddard
Michael L. McKennon *	Ronald G. Skipper	Ronald G. Skipper *

4 meetings held in 2011	1 meeting held in 2011	1 meeting held in 2011

*
Chairperson

              A description of the general functions of each of the Company's Board committees and the composition of each committee is set forth below.

              Audit Committee.    The Audit Committee is responsible for selecting and communicating with the Company's independent auditors, reporting to the Board on the general financial condition of the Company and the results of the annual audit, and ensuring that the Company's activities are being conducted in accordance with applicable laws and regulations. The internal auditor of the Bank participates in the Audit Committee meetings. A copy of the Audit Committee charter can be found on the Company's website at www.ppbi.com under the Investor Relations section.

              No member of the Audit Committee receives any consulting, advisory or other compensation or fee from the Company other than fees for service as member of the Board of Directors, committee member or officer of the Board. Each of the Audit Committee members is considered "independent" under the NASDAQ listing standards and rules of the U.S. Securities and Exchange Commission (the "SEC"). The Board of Directors has determined that Mr. McKennon satisfies the requirements established by the SEC for qualification as an "audit committee financial expert".

              Compensation Committee.    The Compensation Committee reviews the amount and composition of director compensation from time to time and makes recommendations to the Board when it concludes changes are needed. In recommending director compensation, the Compensation Committee considers the potential negative effect on director independence if director compensation and perquisites exceed customary levels. The Compensation Committee also (i) has oversight responsibility for the Bank's compensation policies, benefits and practices, (ii) reviews the Chief Executive Officer's recommendations concerning individual incentive awards of officers directly reporting to him, (iii) approves all stock option and restricted stock grants, (iv) has oversight responsibility for management planning and succession, and (v) determines the annual salary, the annual bonus, stock options, and restricted stock grants of the Chief Executive Officer ("CEO"), Chief Financial Officer ("CFO"), Chief Banking Officer ("CBO"), and Chief Credit Officer ("CCO"). A copy of the Compensation Committee charter can be found on the Company's website at www.ppbi.com under the Investor Relations section.

              Nominating and Corporate Governance Committee.    The Nominating Committee has oversight responsibility for nominating candidates as directors and to determine satisfaction of independence requirements. The Nominating Committee has adopted a written charter. A copy of the charter and the Company's Corporate Governance Guidelines can both be found on the Company's website at www.ppbi.com under the Investor Relations section.

              The primary responsibilities of our Nominating Committee include:

  •
  assisting the Board in identifying and screening qualified candidates to serve as directors, including considering stockholder nominees;
  •
  recommending to the Board candidates for election or reelection to the Board or to fill vacancies on the Board;
  •
  aiding in attracting qualified candidates to serve on the Board;
  •
  making recommendations to the Board concerning corporate governance principles;
  •
  periodically assessing the effectiveness of the Board in meeting its responsibilities representing the long-term interests of the stockholders; and
  •
  following the end of each fiscal year, providing the Board with an assessment of the Board's performance and the performance of the Board committees.

    Compensation Committee Interlocks and Insider Participation

              For 2011, the Company's Compensation Committee was comprised of Messrs. Boudreau, Goddard, and Skipper, each of whom was an independent director. None of these individuals is or has been an officer or employee of the Company during the last fiscal year or as of the date of this Proxy Statement, or is serving or has served as a member of the compensation committee of another entity that has an executive officer serving on the Company's Compensation Committee. No executive officer of the Company served as a director of another entity that had an executive officer serving on the Company's Compensation Committee. Finally, no executive officer of the Company served as a member of the compensation committee of another entity that had an executive officer serving as a director of the Company.

    Committee Independence and Additional Information

              The Company's Audit, Nominating and Compensation Committees are currently composed entirely of "independent" directors, as defined by our Corporate Governance Guidelines and applicable NASDAQ and SEC rules and regulations. Our Compensation Committee, Audit and Nominating Committees each have a written charter, which may be obtained on our website at www.ppbi.com under the Investor Relations section. Company stockholders may also obtain written copies of the charters at no cost by writing to us at 1600 Sunflower Avenue, Costa Mesa, California 92626, Attention: Investor Relations Department, or by calling (714) 431-4000.

              The Chair of each committee is responsible for establishing committee agendas. The agenda, meeting materials and the minutes of each committee meeting are furnished in advance to all of our directors, and each committee chair reports on his or her committee's activities to the full Board.

Principal Holders of Common Stock

              The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date or as represented by the owner or as disclosed in certain reports regarding such ownership filed by such persons with the Company and with the SEC, in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that beneficially owns more than 5% of the Company's common stock as of the Record Date.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class (1)

Common Stock	Wellington Management Co. LLP	973,260	(2)	9.42%
	75 State Street
	Boston, MA 02109-1809
Common Stock	Fidelity Management & Research	948,105	(3)	9.18%
	245 Summer Street
	Boston, MA 02210
Common Stock	Austin W. Marxe and David M. Greenhouse	937,716	(4)	9.08%
	527 Madison Avenue Suite 2600
	New York, NY 10022
Common Stock	Sandler O'Neill Asset Management LLC	735,900	(5)	7.12%
	780 Third Avenue 5th floor
	New York, NY 10017
Common Stock	Wells Fargo & Company	734,990	(6)	7.12%
	525 Market Street, 10th Floor
	San Francisco, CA 94105
Common Stock	Bay Pond Partners, L.P.	589,340	(7)	5.71%
	c/o Wellington Hedge Management, LLC.
	75 State Street
	Boston, MA 02109

    (1)
    As of April 16, 2012, there were 10,329,934 shares of Company common stock outstanding on which "Percent of Class" in the above table is based.

    (2)
    As reported in the Schedule 13G/A filed with the SEC by Wellington Management Co. LLP on February 14, 2012.

    (3)
    As reported in the Schedule 13G/A filed with the SEC by FMR LLC, the parent of Fidelity Management & Research Company, on February 14, 2011.

    (4)
    As reported in the Schedule 13G filed with the SEC by Austin W. Marxe and David M. Greenhouse on February 12, 2010. Reflects 487,716 shares owned by Special Situations Cayman Fund, L.P. ("Cayman"), and 450,000 shares owned by Special Situations Fund III QP, L.P. ("SSFQP"). AWM Investment Company, Inc. ("AWM") is the general partner of and investment adviser to Cayman and SSFQP. Messrs. Marxe and Greenhouse are the controlling principals of AWM.

    (5)
    As disclosed in a Schedule 13F filed with the SEC on February 14, 2011 for the calendar year ended December 31, 2010.

    (6)
    As reported in the Schedule 13G/A filed with the SEC on January 25, 2012. Includes 734,990 shares owned by Wells Fargo Capital Management, Inc., a subsidiary of Wells Fargo & Company.

    (7)
    As reported in the Schedule 13G/A filed with the SEC by Bay Pond Partners, L.P. on February 14, 2011.

Security Ownership of Directors and Executive Officers

              This table and the accompanying footnotes provide a summary of the beneficial ownership of our common stock as of the Record Date, by (i) our directors, (ii) our executive officers named in Summary Compensation Table, also referred to herein as the Named Executive Officer, and (iii) all of our current directors and executive officers as a group. The following summary is based on information furnished by the respective directors and officers.

              Each person has sole voting and investment power with respect to the shares he beneficially owns.

					Total Beneficial Ownership
		Unvested Restricted Stock
	Common Stock		Options Exercisable (1)
Name				Warrants (2)	# (3)	% (4)

	A	B	C	D	E	F
Kenneth A. Boudreau	23,867	-	15,333	-	39,200	0.4%
Joseph L. Garrett	7,200	-	-	-	7,200	0.0%
John D. Goddard	56,806	-	26,333	-	83,139	0.8%
Jeff C. Jones	58,102	-	15,333	-	73,435	0.7%
Michael L. McKennon	22,000	-	23,333	-	45,333	0.4%
Ronald G. Skipper	42,887	-	26,333	-	69,220	0.6%
Steven R. Gardner	116,972	-	211,667	-	328,639	3.1%
Kent Smith	9,230	-	667	-	9,897	0.1%
Eddie Wilcox	25,300	-	93,167	-	118,467	1.1%
Mike Karr	10,711	-	25,667	-	36,378	0.3%

Stock Ownership of all Directors and Executive Officers as a Group (10 persons)	373,075	-	437,833	-	810,908	7.5%

    1)
    In accordance with applicable SEC rules, only shares of unvested restricted stock that vest, or options that are exercisable within 60 days after the Record Date are included in this column.

    2)
    The amounts in column D represent warrants to purchase Pacific Premier Bancorp, Inc. common stock which were purchased by the director separately.

    3)
    The amounts in column E are derived by adding shares, unvested restricted stock, options exercisable, and warrants listed in columns A, B, C and D of the table.

    4)
    The amounts contained in column F are derived by dividing the amounts in column E of the table by (i) the total outstanding shares of 10,329,934, plus (ii) the total amount in column C, plus (iii) the total amount in column D.

Compensation of Non-Employee Directors

              The Company's Board of Directors, acting upon a recommendation from the Compensation Committee, annually determines the non-employee directors' compensation for serving on the Board and its committees. In establishing director compensation, the Board and the Compensation Committee are guided by the following goals:

  •
  Compensation should consist of a combination of cash and equity awards that are designed to fairly pay the directors for work required for a company of our size and scope;
  •
  Compensation should align the directors' interests with the long-term interests of stockholders; and
  •
  Compensation should assist with attracting and retaining qualified directors.

              The Compensation Committee of the Company was comprised of Messrs. Boudreau, Goddard, and Skipper for 2011, each of whom is "independent" as defined under the NASDAQ listing standards. The Compensation Committee held one meeting during 2011, at which all members were present. The Compensation Committee (i) has oversight responsibility for the Bank's compensation policies, benefits and practices; (ii) reviews the CEO's recommendations concerning individual incentive awards of officers directly reporting to him; (iii) approves all stock option and restricted stock grants; (iv) has oversight responsibility for management planning and succession; and (v) determines the annual compensation amount and the annual bonus, stock option and restricted stock grants of the CEO, CFO, CBO, and CCO. The Compensation Committee may from time to time retain independent compensation consultants to assist it in the exercise of its responsibilities, including developing compensation plans and providing comparative data regarding the Bank's compensation policies.

              The Compensation Committee and Board most recently completed this process in November 2011, and determined that our director compensation for 2012 should remain unchanged from 2011. The Company does not pay director compensation to directors who are also our employees. Below are the elements of compensation paid to nonemployee directors for their service on our Board.

    Cash Compensation

              Company non-employee directors receive the following cash payments for their service on our Board of Directors and Board committees:

  •
  a monthly cash retainer of $500 for service on the Company Board;
  •
  a monthly cash retainer of $2,000 for service on the Bank's board of directors;
  •
  a monthly cash retainer of $2,500 to the Chairman of the Bank's board of directors;
  •
  a quarterly cash retainer of $500 to the Chairman of the audit committee of the Company Board;

              During 2011, the Company did not provide perquisites to any director in an amount that is reportable under applicable SEC rules and regulations. All non-employee directors are entitled to reimbursement for travel expense incurred in attending Board and committee meetings.

    Stock Compensation

              Each non-employee director is eligible for a grant of either options to purchase Company common stock or shares of restricted stock issued from our 2004 Long-Term Incentive Plan, as recommended by our Compensation Committee. The options and restricted stock that the Company awards to our directors vest in equal thirds over three years on each anniversary of the date of grant, subject to earlier vesting on termination of service in certain circumstances. All awards are made based on the closing market price on the date of grant. As further discussed in Item 9 below, our Board of Directors, upon the recommendation of the Compensation Committee has approved the Company's 2012 Long-Term Incentive Plan, subject to stockholder approval.

              In January 2011, stock options were awarded to Named Executive Officers and Directors. The Directors awards at January 5, 2011 were:

Name	# of Options	Strike Price

Ken Boudreau	1,000	$6.30
John Goddard	1,000	$6.30
David Hardin *	1,000	$6.30
Jeff Jones	1,000	$6.30
Mike McKennon	1,000	$6.30
Ron Skipper	1,000	$6.30

    *
    Mr. Hardin resigned from the Boards of Directors of the Company and the Bank effective March 8, 2012.

    Stock Ownership Guideline for Directors

              Our Board of Directors has adopted director stock ownership guidelines, as of March 28, 2012. The guidelines require that directors should own shares of common stock having a value of at least equal to five times the director's annual retainer. Directors have five years from the adoption of the guideline or after joining our Board to meet the guidelines.

    Long-Term Care Insurance Plan

              As more fully described under the heading "Long-Term Care Insurance" of "Executive Compensation" below, the Bank implemented in September 2006 a Long-Term Care Insurance Plan for the directors of the Bank and for Messrs. Gardner and Wilcox. The non-employee directors may elect not to participate in the insurance plan. For those who opt out, the amount of the insurance premium, up to $4,000 annually, will be recorded each month to their deferred compensation account with interest. See "Deferred Compensation Plan" below. The plan premium expense for 2011 was $19,735.

              In accordance with applicable SEC rules and regulations, the following table reports all compensation the Company paid during 2011 to its non-employee directors.

 Director Compensation in 2011

2011 DIRECTOR COMPENSATION

Name (4)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)	Total ($)
Kenneth A. Boudreau (1)	30,000	-	3,470	-	-	-	37,291
John D. Goddard	30,000	-	3,470	-	920	-	34,390
David L. Hardin *	30,000	-	3,470	-	-	-	33,470
Jeff C. Jones	30,000	-	3,470	-	920	-	34,390
Michael L. McKennon (1)	32,000	-	3,470	-	345	-	39,686
Ronald G. Skipper	36,000	-	3,470	-	-	-	39,470

Total	188,000	-	20,820	-	9,877	-	218,697

    *
    Mr. Hardin resigned from the Boards of Directors of the Company and the Bank effective March 8, 2012. At that time 333 options had vested and 667 options were unvested and returned to the Company for future issuance.

    (1)
    Mr. McKennon started deferring a portion of his Bank Board fees in September 2006. Mr. Boudreau started deferring a portion of his Bank Board fees in January 2008. The deferment program allows a director to defer his or her normal monthly Board fees into an account that earns the rate of prime plus one percent. At December 31, 2011, Mr. McKennon had deferred $94,000 of fees and had earned $11,851 on that deferment and Mr. Boudreau had deferred $96,000 of fees and had earned $8,648 on that deferment.

    (2)
    The value of options granted in 2011 was determined based upon the aggregate grant date fair value as computed pursuant to FASB ASC Topic 718. "Refer to Note 13 to the Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2011 for a discussion of the assumptions underlying the option award valuations.

    (3)
    Represents the above market earnings in fiscal year 2011. Above market earnings represent earnings greater than 120% of the 10-year Treasury Note during 2011.

    (4)
    As of December 31, 2011, each of the directors held options to purchase the Company's common stock as follows: Mr. Boudreau – 16,000; Mr. Goddard – 27,000; Mr. Jones – 16,000; Mr. McKennon – 24,000; and Mr. Skipper – 27,000.

    Deferred Compensation Plan

              The Bank created a Directors' Deferred Compensation Plan in September 2006 which allows non-employee directors to defer Board of Directors' fees and provides for additional contributions from any opt-out portion of the Long-Term Care Insurance Plan. See "Long-Term Care Insurance Plan" under "Executive Compensation" below. The deferred compensation is credited with interest by the Bank at prime plus one percent and the accrued liability is payable upon retirement or resignation. The Directors' Deferred Compensation Plan is unfunded. The Company is under no obligation to make matching contributions to the Directors' Deferred Compensation Plan. As of December 31, 2011, the unfunded liability for the plan was $268,219 and the interest expense for 2011 was $9,877. The table below shows the totals for the Deferred Compensation Plan contributions and earnings for the year ended December 31, 2011.

2011 NONQUALIFIED DIRECTOR DEFERRED COMPENSATION

Name	Aggregate Balance at Fiscal Year- End Prior to Last Fiscal Year-End ($)	Director Contributions in Last Fiscal Year ($)	Long-Term Care Insurance Plan Opt Out Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawls/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)
Kenneth A. Boudreau	76,857	24,000	-	3,821	-	104,678
John D. Goddard	19,329	-	4,000	920	-	24,248
David L. Hardin *	-	-	-	-	-	-
Jeff C. Jones	19,329	-	4,000	920	-	24,248
Michael L. McKennon	85,329	24,000	1,498	4,216	-	115,043
Ronald G. Skipper	-	-	-	-	-	-

Total	200,844	48,000	9,498	9,877	-	268,219

    *
    Mr. Hardin resigned from the Boards of Directors of the Company and the Bank effective March 8, 2012.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis ("CD&A")

              The following discussion and analysis of compensation arrangements of our Named Executive Officers for 2011, which we refer to as the CD&A, should be read together with the compensation tables and related disclosures set forth below. This discussion contains forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. The Compensation Committee may adopt from time to time additional compensation arrangements or modify current compensation arrangements with our Named Executive Officers based upon its evaluation of the need for such modifications to achieve the objectives of our compensation program discussed below.

    Compensation Philosophy and Objectives

              This CD&A provides an overview and analysis of our compensation program and policies, the material decisions we have made under those programs and policies with respect to our Named Executive Officers, and the material factors we considered in making those decisions. We discuss within this CD&A the various elements included in executive compensation and how we determined those elements. We also discuss the roles of the Compensation Committee and our CEO in this process.

              We believe that the most effective executive compensation program is one that enables us to attract, retain and motivate our Named Executive Officers to achieve the Company's long-term and strategic goals and enhance long-term stockholder value. We intend for our compensation program to align executives' interests with those of the stockholders by rewarding performance for implementing the Company's various strategies, with the ultimate goal of improving long-term stockholder value. We evaluate both performance and compensation to ensure that we maintain our ability to attract and retain employees in key positions, and to ensure that compensation provided to key employees keeps these employees focused on franchise value creation.

              Periodically we review executive compensation among our peers, generally covering the twenty-fifth, fiftieth and seventy-fifth percentile figures. We do not target a specific level of compensation percentile, as we factor in each executive's roles, responsibilities, performance and experience, as well as corporate performance and other factors necessary to attract, motivate, retain and reward such individuals.

              The mix of pay elements allows our Compensation Committee to use both cash (base pay and discretionary annual cash incentives) and equity (stock options) to encourage and motivate executives to achieve both the short-term and long-term business objectives of the Company. The Compensation Committee reviews the Company and individual performance each year using a broad range of performance metrics in order to arrive at a level of discretionary annual cash incentives for each officer which reflect performance for that year, which the Committee believes allows for substantial flexibility and a comprehensive approach to compensation management. The Committee also determines whether equity awards should be awarded in any given year when considering outstanding awards, the availability of awards, Company performance, individual performance, the overall risk profile of the compensation arrangements, and the alignment of executive officer pay with long-term stockholder returns. A substantial portion of potential Named Executive Officer compensation is performance-based and in the form of short and long-term incentives.

              Our Compensation Committee believes that this approach provides the flexibility necessary to reward executives based on potentially very different economic environments while pursuing our business and strategic objectives.

              Our Named Executive Officers for 2012 consist of Steven R. Gardner, our CEO, Kent J. Smith, our CFO, Eddie Wilcox, our CBO, and Mike Karr, our CCO. We refer to Messrs. Gardner, Smith, Wilcox, and Karr in this Proxy Statement as our Named Executive Officers.

    Process for Making Compensation Decisions

              Roles of the Compensation Committee and Compensation Consultants.    The Compensation Committee reviews and makes decisions with respect to salaries, cash incentives, equity incentives and employee benefits for our Named Executive Officers. The Compensation Committee has the authority to engage consultants as necessary and to request other information as needed to fairly measure, monitor and control the overall compensation of the Named Executive Officers. During 2011, the Compensation Committee engaged Pearl Meyer & Partners ("PM&P"), consulting firm specializing in compensation program design and evaluation for the financial services industry, to assist in establishing targeted aggregate levels and components of executive compensation. PM&P performed studies of compensation for executive officers at comparable peer group publicly-traded financial institutions to assist the Compensation Committee in evaluating and determining appropriate market-level compensation.

              The 2011 data was developed by PM&P from public filings by selected Peer Banks which the Compensation Committee considers appropriate comparators for the purposes of developing executive compensation benchmarks. Peer Banks were selected based on size (total assets), location (California), loan portfolio and commercial banking focus. The results of the PM&P studies provided the Compensation Committee with context for determining the total compensation for our Named Executive Officers for 2011 and 2012.

              The following banking institutions comprised the peer group for the PM&P study:

-American River Bankshares	-Bank of Marin Bancorp
-BofI Holding, Inc.	-Bridge Capital Holdings
-California United Bank	-Central Valley Community Bancorp
-Farmers & Merchants Bancorp	-First California Financial Group, Inc.
-First Northern Community Bancorp	-First PacTrust Bancorp
-FNB Bancorp	-Heritage Commerce Corp
-Heritage Oaks Bancorp	-Kaiser Federal Financial Group, Inc.
-Oak Valley Bancorp	-Pacific Mercantile Bancorp
-Preferred Bank	-Provident Financial Holdings, Inc.
-Sierra Bancorp	-TriCo Bancshares
-United Security Bancshares

              The Compensation Committee independently evaluated the various components and levels of compensation for CEOs and CFOs within the peer group focusing on base salary, annual incentive (bonus) and equity compensation as well as benefits and retirement plans. Based on the Committee's independent evaluation, findings included in PM&P's analysis, and the recommendations of the CEO (in the case of the CFO, CBO and CCO), the Compensation Committee established compensation levels for our Named Executive Officers. These established levels included parameters of base salaries, annual cash incentives, equity incentive awards, retirement plans and other benefits, and other executive benefits (including perquisites) that were appropriate for the Named Executive Officers and in alignment with our compensation philosophy.

              Role of Executive Officers in Compensation Decisions.    The Compensation Committee makes the compensation decisions for the Named Executive Officers as set forth in the Summary Compensation Table below. The CEO reviews the performance of the CFO, CBO, and CCO annually and makes recommendations on salary adjustments and annual award amounts, which are presented to the Compensation Committee. The Compensation Committee then exercises its discretion and modifies any recommendations, adjustments, or awards to the CFO, CBO, and CCO, to align any such adjustment or award with the overall compensation philosophies of the Company.

    Key Features of our Executive Compensation Plans

              The Compensation Committee believes that our executive compensation program includes key features that align the interests of the Named Executive Officers and our long-term strategic direction with stockholders and does not include features that could misalign their interests.

•

Named Executive Officer pay is aligned with performance:

•

Officer pay reflects performance achieved in financial results (through the discretionary annual cash bonus plan and equity awards)

•

Compensation is targeted to the market:

•

Total compensation opportunities are similar to those of our peer companies, which are similar in size

•

A significant portion of pay is tied to incentives:

•

The Company provides both annual cash incentive opportunities as well as equity awards to motivate performance

•

Committee has flexibility on compensation decisions:

•

The Compensation Committee retains flexibility in the discretionary annual cash incentive and determination of equity awards to reflect Company and individual performance

•

Annual incentives are capped:

•

Named Executive Officers are limited in the amount of annual cash incentive they can receive in accordance with their employee contract

•

Compensation is balanced

•

The compensation program provides a mix of fixed compensation and short- and long-term variable compensation to mitigate excessive risk taking behavior

•

Limited benefits and perquisites are provided

•

No tax gross-ups are provided

•

No option repricing without stockholder approval is allowed

•

No hedging of Company stock is allowed

•

No pledging of Company stock is allowed

•

Stock Ownership Guidelines encourage ownership

•

The CEO must own the amount of shares of common stock at least equal to three times his salary and directors must own the amount of shares of common stock at least equal to five times their retainers

    Elements of Compensation

              For fiscal year ended December 31, 2011, the principal elements of compensation for the Named Executive Officers were:

  •
  Base salary;
  •
  Annual discretionary cash incentive awards;
  •
  Long-term equity incentive awards,
  •
  Retirement plans and other benefits; and
  •
  Other executive benefits, such as perquisites and severance benefits.

    Base Salary

              The Company provides the Named Executive Officers and all other employees with base salary to compensate them for services rendered during the fiscal year. Base salary ranges for the Named Executive Officers are determined by using market assessments and internal evaluations for each executive based on his position, experience, anticipated contributions and responsibilities.

              As part of its review of base salaries for the Named Executive Officers, the Compensation Committee considers:

  •
  market data provided by public proxy information which may be confirmed or reviewed by independent sources;

  •
  scope of the roles, duties and responsibilities of the executive and the impact these duties have on both the short and long term performance of the Company; and
  •
  individual performance of the executive and Company performance.

              Except as determined by the terms of the employment agreements with our Named Executive Officers, salary levels are typically reviewed annually as part of the Company's performance review process as well as upon a promotion or other change in job responsibility.

              During 2011, the Compensation Committee approved increases to the Named Executive Officers base salaries from 2010 levels. The Committee made this determination based on the findings included in the PM&P analysis conducted during late 2010 which indicated that then current salaries were generally within 10% of the median of the peer banks not participating in the Troubled Asset Relief Program ("TARP"), the executive's past salary adjustments, the current size of the Company, and the continued transformation of Company to a commercial banking business model. The following table reflects base salaries increases approved by the Compensation Committee during 2011:

Name	Title	2010	2011	% Change

Steven R. Gardner	President and Chief Executive Officer	$375,000	$415,000	10.7%
Kent J. Smith	Executive Vice President and Chief Financial Officer	$175,000	$195,000	11.4%
Eddie Wilcox	Executive Vice President and Chief Banking Officer	$215,000	$225,000	4.7%
Mike Karr	Executive Vice President and Chief Credit Officer	$185,000	$195,000	5.4%

              In early 2012, the Compensation Committee approved increases to Messrs. Smith and Wilcox's base salaries. Similar to 2011, the Committee approved these salary increases in light of the findings included in PM&P's analysis conducted during late 2011, the executive's prior salary adjustments, the current size of the Company and the Company's continued shift to a commercial banking business model. The following table reflects base salaries increases approved by the Compensation Committee during 2012:

Name	Title	2011	2012	% Change

Steven R. Gardner	President and Chief Executive Officer	$415,000	$415,000	0.0%
Kent J. Smith	Executive Vice President and Chief Financial Officer	$195,000	$205,000	5.1%
Eddie Wilcox	Executive Vice President and Chief Banking Officer	$225,000	$235,000	4.4%
Mike Karr	Executive Vice President and Chief Credit Officer	$195,000	$195,000	0.0%

    Incentive Compensation

              The Company's incentive compensation is designed to provide cash (short-term) and equity-based (long-term) incentive compensation to:

  •
  promote high performance on a risk adjusted basis and achievement of the our strategic plans by our Named Executive Officers and key employees;
  •
  encourage the growth of stockholder value; and
  •
  allow key employees to participate as an equity stockholder in the long-term growth and profitability of the Company.

              Annual Incentive Cash Awards.    The Compensation Committee oversees establishment of annual discretionary incentive cash awards that are designed to motivate short-term performance and retain talent. In 2011, the Compensation Committee discussed if there was a need to establish specific performance targets for the awarding of the discretionary cash award and concluded that annual incentives for executives based on specific performance targets was not be in the best interest of the stockholders. Instead, the Compensation Committee focused on both the Company's performance compared to select peer banks performance, as well as the Named Executive Officers' performance in light of the key areas of implementation of the strategic plan such as new business account acquisition, new relationship account growth, core deposit growth, loan portfolio diversification, loan quality, as well as the overall risk mitigation and management practices.

              The Compensation Committee analyzed the Bank's financial performance compared to the Company's 2011 budget and financial forecast and the peer banks and referenced the increasingly challenging environment for financial institutions. The Compensation Committee discussed the growth in business accounts and business banking relationships as well as the change in the composition of the loan portfolio. The Compensation Committee also discussed the specific performance of Mr. Gardner and the Bank for the past year and the transition of the Bank to a commercial banking business model. The Committee noted that during 2011 the Bank exceeded the "well capitalized" standards defined by the regulators and continued to focus on conservative credit culture, more than doubled its Net Income, Return on Average Assets and Return on Average Equity, grew the deposit base both organically and through the acquisition of Canyon National, managed the problem assets acquired through the Canyon National acquisition resulting in ending non-performing assets to total assets of 0.76%, managed expenses resulting in improved net interest margins, and diversified the customer base.

              When determining the Named Executive Officers' discretionary cash awards, the Compensation Committee also took into consideration all components of compensation including the Named Executive Officer's use of a Company owned vehicle or vehicle allowance, the payment of his life insurance premium, health benefits, Salary Continuation Plan, if applicable, and total cash compensation.

              Based on its analysis, the Compensation Committee approved the following discretionary incentive cash awards for the Named Executive Officers for 2011, which were paid in January 2012, in the amount of $186,750 for the CEO, $48,750 for the CFO, $75,000 for the CBO, and $48,750 for CCO. These amounts, as a percentage of salary, were below the median of targeted incentives for the peer companies which did not participate in TARP. Over the past several years, discretionary incentive cash awards (as a percentage of salary) have varied between 10-25% of salary for the executive vice president and senior vice president positions, and between 15%-45% for the CEO. In the case of all of the Named Executive Officers, the discretionary incentive cash awards cannot exceed 100% of their base salary per their employment agreements effective in 2011.

              Long-Term Equity Incentive Awards.    We maintain the 2004 Long-Term Incentive Plan, under which we are permitted to grant incentive stock options, restricted stock grants and stock appreciation rights. Each Named Executive Officer is eligible for equity incentive awards under the 2004 Long-Term Incentive Plan, as determined by the Compensation Committee. The options and restricted stock that the Company awards to our Named Executive Officers vest in equal thirds over three years on each anniversary of the date of grant, subject to earlier vesting on termination of service in certain circumstances. All awards are made based on the closing market price of our common stock on the date of grant.

              Due in part to the few number of shares remaining available for issuance under the 2004 Long-Term Incentive Plan, as further discussed in Item 9 below, our Board of Directors, upon the recommendation of the Compensation Committee, has approved the Company's 2012 Long-Term Incentive Plan, subject to stockholder approval.

              The Compensation Committee believes it is important that the Named Executive Officers' and employees' interests are aligned with stockholders and to provide long term incentive to achieve the Company's goals and attract and retain talented executive officers. In discussing the grant of equity incentive awards to the Named Executive Officers for 2011, the Compensation Committee concluded, consistent with its determination of the annual discretionary incentive cash awards discussed above, that because of the Company's strategic transition to a commercial banking platform, financial measures for the grants of equity awards were less relevant for 2011 than would be during a period of non-transition. The Committee also noted the fact that the Named Executive Officers have made open market purchases of the Company's stock from time to time and thus have continued to commit personal cash toward the support of the Company's stock.

              During 2011, there were no awards of restricted stock to the Named Executive Officers. In January 2011, stock options were awarded to Named Executive Officers and Directors. The Named Executive Officer awards on January 5, 2011 were:

Name	Title	# of Options	Strike Price

Steven R. Gardner	President and Chief Executive Officer	5,000	$6.30
Kent J. Smith	Executive Vice President and Chief Financial Officer	2,000	$6.30
Eddie Wilcox	Executive Vice President and Chief Banking Officer	2,000	$6.30
Mike Karr	Executive Vice President and Chief Credit Officer	2,000	$6.30

    Retirement Plans and Other Benefits

              The Bank provides one tax-qualified, broad-based Employee Savings Plan (the "401(k) Plan"), to all employees and management of the Bank. Under the 401(k) Plan, employees may contribute from 1% to 50% of their compensation. In 2011, the Bank matched 100% of contributions for the first three percent contributed and 50% on the next two percent contributed. The amounts of contributions made to the 401(k) Plan by the Bank were $212,240 for the year ended December 31, 2011, for all employees of the Bank and $32,194 to executives named in the Summary Compensation Table. See "All Other Compensation" below.

              In addition, the Bank implemented in 2006 a non-qualified supplemental retirement plan or the Salary Continuation Plan for the CEO and other then current executive officers. The Salary Continuation Plan is an unfunded plan and the Company is under no obligation to fund the Salary Continuation Plan. See "Salary Continuation Plan" under "Nonqualified Deferred Compensation" below.

              Also in September 2006, the Bank implemented a Long-Term Care Insurance Plan for the Named Executive Officers at the time. The 2011 expense for this plan for the CEO and CBO was $3,969. See "Long-Term Care Insurance Plan" under "Nonqualified Deferred Compensation" below.

              Additionally, the Company provides Mr. Gardner, per his employee agreement, a life insurance policy in the amount of $1.5 million and a short-term disability policy. See "All Other Compensation" below.

    Perquisites and Other Personal Benefits

              The Company provides perquisites and other personal benefits that the Company and the Compensation Committee believe are reasonable and consistent with the Company's overall compensation objectives of attracting and retaining superior employees for key positions. The Compensation Committee annually reviews the levels of perquisites and other personal benefits provided to the CEO, CFO, CBO and CCO.

              Perquisites provided for the CEO, CFO, CBO and CCO may include, but are not limited to, the use of Company automobiles, auto allowance, travel and transportation accommodations, entertainment expenses, and participation in the plans and programs described above.

              Attributed costs of the perquisites received by the above individuals for the fiscal year 2011 are included in the "All Other Compensation" column and related footnotes of the "Summary Compensation Table" below.

    Employment Arrangements

              Given the state of our industry and the Named Executive Officer's leadership positions with the Company or the Bank, the Company previously entered into employment agreements with the Named Executive Officers in 2011. We believe employment agreements serve a number of functions, including (1) retention of our Named Executive Officers; (2) mitigation of any uncertainty about future employment and continuity of management in the event of a change in control; and (3) protection of the Company and customers through confidentiality and non-solicitation covenants. Subsequent to the fiscal year-end, the Company amended employment agreements with the Named Executive Officers. The amended employment agreements entered into by the Bank and the Company with the Named Executive Officers generally have the same terms as the prior agreement. A summary of the employment agreement terms include the following:

              Gardner Employment Agreement.    Mr. Steven Gardner, the Company and the Bank entered into an Employment Agreement dated January 1, 2012 ("Gardner Agreement") that provides for the employment of Mr. Gardner as the President and Chief Executive Officer of the Company and the Bank. The Gardner Agreement has a term of three (3) years and, on each annual anniversary date, the term automatically is extended for an additional one-year period by the Company's and the Bank's boards of directors, unless Mr. Gardner, on the one hand, or the Company or the Bank, on the other hand, gives written notice to the other party of its election not to extend the term of the Gardner Agreement, with such notice to be given not less than ninety (90) days prior to any such anniversary date. If such notice is given by either party, then the Gardner Agreement will terminate at the conclusion of its remaining term.

              Pursuant to the Gardner Agreement, Mr. Gardner will receive a minimum base salary of $415,000 per year, which may be increased from time to time in such amounts as may be determined by the Company's and the Bank's boards of directors. In addition, Mr. Gardner will be eligible for a discretionary performance bonus not to exceed 100% of his base salary, based on his individual performance and the overall performance of the Company and the Bank, with eligibility and the amount of any such bonus to be at the discretion of Compensation Committee of each of the Company's and the Bank's boards of directors. In addition, Mr. Gardner will receive the use of an automobile paid for by the Company and the Bank. Mr. Gardner also is entitled to participate in any pension, retirement or other benefit plan or program given to employees and executives of the Company and the Bank, to the extent commensurate with Mr. Gardner's then duties and responsibilities as fixed by the boards of directors of the Company and the Bank.

              Pursuant to the Gardner Agreement, the Company and the Bank have the right, at any time upon prior notice of termination, to terminate Mr. Gardner's employment for any reason, including, without limitation, termination for "Cause" or "Disability" (each as defined in the Gardner Agreement), and Mr. Gardner has the right, upon prior notice of termination, to terminate his employment with the Company and the Bank for any reason.

              In the event that Mr. Gardner's employment is (a) terminated by the Company and the Bank for other than Cause, Disability, or Mr. Gardner's death and such termination occurs within two (2) years following a "Change in Control" (as defined in the Gardner Agreement) or (b) by Mr. Gardner due to a material breach of the Gardner Agreement by the Company and the Bank, or for "Good Reason" (as defined in the Gardner Agreement), then Mr. Gardner will be entitled to receive a lump sum a cash severance amount equal to Mr. Gardner's base salary plus his incentive bonus for the previous year as in effect immediately prior to the date of termination, multiplied by three (3) years, less taxes and other required withholding. In the event that Mr. Gardner's employment is (a) terminated by the Company and the Bank for other than Cause, Disability, or Mr. Gardner's death and such termination does not occur in conjunction with a Change in Control or two (2) years after a Change in Control, then Mr. Gardner will be entitled to receive a lump sum cash severance amount equal to Mr. Gardner's base salary as in effect immediately prior to the date of termination multiplied by two (2) years, plus his incentive bonus for the previous year, less taxes and other required withholding. In each case, Mr. Gardner also will be entitled to receive for a period ending at the earlier of (i) the third anniversary of the date of termination or (ii) the date of his full-time employment by another employer, at no cost to him, the continued participation in all group insurance, life insurance, health and accident, disability and other employee benefit plans, programs and arrangements in which he was entitled to participate immediately prior to the date of termination, other than any stock option or other stock compensation plans or bonus plans of the Company and the Bank; provided, however, if his participation in any such plan, program or arrangement is barred, the Company and the Bank will arrange to provide him with benefits substantially similar to those he was entitled to receive under such plans, programs and arrangements.

              If the payments and benefits to Mr. Gardner upon termination would constitute a "parachute payment" under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), the payments and benefits payable by the Company and the Bank under the Gardner Agreement will be reduced, in the manner determined by Mr. Gardner, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits payable by the Company and the Bank to Mr. Gardner being non-deductible to the Company and the Bank pursuant to Section 280G of the Code and subject to the excise tax imposed under Section 4999 of the Code.

              In the event that Mr. Gardner's employment is terminated by the Company and the Bank for Cause, or Mr. Gardner terminates his employment other than for Disability or Good Reason, Mr. Gardner will have no right to compensation or other benefits for any period after the applicable date of termination other than for base salary accrued through the date of termination. In the event that Mr. Gardner's employment is terminated as a result of Disability or death during the term of the Gardner Agreement, Mr. Gardner, or his estate in the event of his death, will receive the lesser of (i) his existing base salary as in effect as of the date of termination or death, multiplied by one year or (ii) his base salary for the duration of the term of employment.

              Mr. Gardner has agreed that during the term of his employment and after termination of his employment that he will not disclose to any other person or entity, other than in the regular course of business of the Company and the Bank, any "Confidential and Proprietary Information" (as defined in the Gardner Agreement), other than pursuant to applicable law, regulation or subpoena or with the prior written consent of the Company and the Bank. Mr. Gardner has agreed that during the term of the Gardner Agreement and for two (2) years after the date of termination, he will not solicit for hire or encourage another person to solicit for hire a "Covered Employee" (as defined in the Gardner Agreement).

              The Gardner Agreement supersedes and replaces the Employment Agreement between Mr. Gardner, the Company and the Bank dated December 19, 2007, which was terminated in connection with entering into the Gardner Agreement.

              The Gardner Agreement will not impact the benefits that Mr. Gardner is entitled to receive pursuant to the Salary Continuation Agreement between Mr. Gardner and the Bank dated May 17, 2006.

              Wilcox Employment Agreement.    Mr. Edward Wilcox, the Company and the Bank entered into an Employment Agreement dated January 1, 2012 ("Wilcox Agreement") that provides for the employment of Mr. Wilcox as the Executive Vice President and Chief Banking Officer of the Company and the Bank. The Wilcox Agreement has a term of three (3) years, and, on each annual anniversary date, the term automatically is extended for an additional one-year period by the Company's and the Bank's boards of directors, unless Mr. Wilcox, on the one hand, or the Company or the Bank, on the other hand, gives written notice to the other party of its election not to extend the term of the Wilcox Agreement, with such notice to be given not less than ninety (90) days prior to any such anniversary date. If such notice is given by either party, then the Wilcox Agreement will terminate at the conclusion of its remaining term.

              Pursuant to the Wilcox Agreement, Mr. Wilcox will receive a minimum base salary of $235,000 per year, which may be increased from time to time in such amounts as may be determined by the Company's and the Bank's boards of directors. In addition, Mr. Wilcox will be eligible for a discretionary performance bonus not to exceed 100% of his base salary, based on his individual performance and the overall performance of the Company and the Bank, with eligibility and the amount of any such bonus to be at the discretion of the Compensation Committee of each of the Company's and Bank's boards of directors. Mr. Wilcox is also entitled to participate in any pension, retirement or other benefit plan or program given to employees and executives of the Company and the Bank, to the extent commensurate with Mr. Wilcox's then duties and responsibilities as fixed by the boards of directors of the Company and the Bank.

              Pursuant to the Wilcox Agreement, the Company and the Bank have the right, at any time upon prior notice of termination, to terminate Mr. Wilcox's employment for any reason, including, without limitation, termination for "Cause" or "Disability" (each as defined in the Wilcox Agreement), and Mr. Wilcox has the right, upon prior notice of termination, to terminate his employment with the Company and the Bank for any reason.

              In the event that Mr. Wilcox's employment is (a) terminated by the Company and the Bank for other than Cause, Disability, or Mr. Wilcox's death and such termination occurs within two (2) years following a "Change in Control" (as defined in the Wilcox Agreement) or (b) by Mr. Wilcox due to a material breach of the Wilcox Agreement by the Company and the Bank, or for "Good Reason" (as defined in the Wilcox Agreement), then Mr. Wilcox will be entitled to receive a lump sum cash severance amount equal to his base salary plus his incentive bonus for the previous year as in effect immediately prior to the date of termination, less taxes and other required withholding. In the event that Mr. Wilcox's employment is (a) terminated by the Company and the Bank for other than Cause, Disability, or Mr. Wilcox's death and such termination does not occur in conjunction with a Change in Control or two (2) years after a Change in Control, then Mr. Wilcox will be entitled to receive a lump sum cash severance amount equal to his base salary as in effect immediately prior to the date of termination, plus his incentive bonus for the previous year, less taxes and other required withholding. In each case, Mr. Wilcox also will be entitled to receive for a period ending at the earlier of (i) the third anniversary of the date of termination or (ii) the date of his full-time employment by another employer, at no cost to him, the continued participation in all group insurance, life insurance, health and accident, disability and other employee benefit plans, programs and arrangements in which he was entitled to participate immediately prior to the date of termination, other than any stock option or other stock compensation plans or bonus plans of the Company and the Bank; provided, however, if his participation in any such plan, program or arrangement is barred, the Company and the Bank will arrange to provide him with benefits substantially similar to those he was entitled to receive under such plans, programs and arrangements.

              If the payments and benefits to Mr. Wilcox upon termination would constitute a "parachute payment" under Section 280G of the Code, the payments and benefits payable by the Company and the Bank under the Wilcox Agreement will be reduced, in the manner determined by Mr. Wilcox, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits payable by the Company and the Bank to Mr. Wilcox being non-deductible to the Company and the Bank pursuant to Section 280G of the Code and subject to the excise tax imposed under Section 4999 of the Code.

              In the event that Mr. Wilcox's employment is terminated by the Company and the Bank for Cause, or Mr. Wilcox terminates his employment other than for Disability or Good Reason, Mr. Wilcox will have no right to compensation or other benefits for any period after the applicable date of termination or death other than for base salary accrued through the date of termination or death. In the event that Mr. Wilcox's employment is terminated as a result of Disability or Mr. Wilcox's death during the term of the Wilcox Agreement, Mr. Wilcox, or his estate in the event of his death, will receive the lesser of (i) his existing base salary as in effect as of the date of termination or death, multiplied by one year or (ii) his base salary for the duration of the term of employment.

              Mr. Wilcox has agreed that during the term of his employment and after termination of his employment, he will not disclose to any other person or entity, other than in the regular course of business of the Company and the Bank, any "Confidential and Proprietary Information" (as defined in the Wilcox Agreement), other than pursuant to applicable law, regulation or subpoena or with the prior written consent of the Company and the Bank. Pursuant to the terms of the Wilcox Agreement, Mr. Wilcox agreed that during the term of the Wilcox Agreement and for one (1) year after the date of termination he will not solicit for hire or encourage another person to solicit for hire a "Covered Employee" (as defined in the Wilcox Agreement).

              The Wilcox Agreement supersedes and replaces the Employment Agreement between the Bank and Mr. Wilcox dated December 19, 2007, which was terminated in connection with entering into the Wilcox Agreement.

              Smith Employment Agreement.    Mr. Kent Smith, the Company and the Bank entered into an Employment Agreement dated January 1, 2012 ("Smith Agreement") that provides for the employment of Mr. Smith as the Executive Vice President and Chief Financial Officer of the Company and the Bank. The Smith Agreement has a term of three (3) years, and, on each annual anniversary date, the term automatically is extended for an additional one-year period by the Company's and the Bank's boards of directors, unless Mr. Smith, on the one hand, or the Company or the Bank, on the other hand, gives written notice to the other party of its election not to extend the term of the Smith Agreement, with such notice to be given not less than ninety (90) days prior to any such anniversary date. If such notice is given by either party, then the Smith Agreement will terminate at the conclusion of its remaining term.

              Pursuant to the Smith Agreement, Mr. Smith will receive a minimum base salary of $205,000 per year, which may be increased from time to time in such amounts as may be determined by the Company's and the Bank's boards of directors. In addition, Mr. Smith will be eligible for a discretionary performance bonus not to exceed 100% of his base salary, based on his individual performance and the overall performance of the Company and the Bank, with eligibility and the amount of any such bonus to be at the discretion of the Compensation Committee of each of the Company's and Bank's boards of directors. Mr. Smith is also entitled to participate in any pension, retirement or other benefit plan or program given to employees and executives of the Company and the Bank, to the extent commensurate with Mr. Smith's then duties and responsibilities as fixed by the boards of directors of the Company and the Bank.

              Pursuant to the Smith Agreement, the Company and the Bank have the right, at any time upon prior notice of termination, to terminate Mr. Smith's employment for any reason, including, without limitation, termination for "Cause" or "Disability" (each as defined in the Smith Agreement), and Mr. Smith has the right, upon prior notice of termination, to terminate his employment with the Bank for any reason.

              In the event that Mr. Smith's employment is (a) terminated by the Company and the Bank for other than Cause, Disability, or Mr. Smith's death and such termination occurs within two (2) years following a "Change in Control" (as defined in the Smith Agreement) or (b) by Mr. Smith due to a material breach of the Smith Agreement by the Company and the Bank, or for "Good Reason" (as defined in the Smith Agreement), then Mr. Smith will be entitled to receive a lump sum cash severance amount equal to his base salary plus his incentive bonus for the previous year as in effect immediately prior to the date of termination, less taxes and other required withholding. In the event that

Mr. Smith's employment is (a) terminated by the Company and the Bank for other than Cause, Disability, or Mr. Smith's death and such termination does not occur in conjunction with a Change in Control or two (2) years after a Change in Control, then Mr. Smith will be entitled to receive a lump sum cash severance amount equal to his base salary as in effect immediately prior to the date of termination, plus his incentive bonus for the previous year, less taxes and other required withholding. In each case, Mr. Smith also will be entitled to receive for a period ending at the earlier of (i) the third anniversary of the date of termination or (ii) the date of his full-time employment by another employer, at no cost to him, the continued participation in all group insurance, life insurance, health and accident, disability and other employee benefit plans, programs and arrangements in which he was entitled to participate immediately prior to the date of termination, other than any stock option or other stock compensation plans or bonus plans of the Company and the Bank; provided, however, if his participation in any such plan, program or arrangement is barred, the Company and the Bank will arrange to provide him with benefits substantially similar to those he was entitled to receive under such plans, programs and arrangements.

              If the payments and benefits to Mr. Smith upon termination would constitute a "parachute payment" under Section 280G of the Code, the payments and benefits payable by the Company and the Bank under the Smith Agreement will be reduced, in the manner determined by Mr. Smith, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits payable by the Company and the Bank to Mr. Smith being non-deductible to the Company and the Bank pursuant to Section 280G of the Code and subject to the excise tax imposed under Section 4999 of the Code.

              In the event that Mr. Smith's employment is terminated by the Company and the Bank for Cause, or Mr. Smith terminates his employment other than for Disability or Good Reason, Mr. Smith will have no right to compensation or other benefits for any period after the applicable date of termination or death other than for base salary accrued through the date of termination or death. In the event that Mr. Smith's employment is terminated as a result of Disability or Mr. Smith's death during the term of the Smith Agreement, Mr. Smith, or his estate in the event of his death, will receive the lesser of (i) his existing base salary as in effect as of the date of termination or death, multiplied by one year or (ii) his base salary for the duration of the term of employment.

              Mr. Smith has agreed that during the term of his employment and after termination of his employment, he will not disclose to any other person or entity, other than in the regular course of business of the Company and the Bank, any "Confidential and Proprietary Information" (as defined in the Smith Agreement), other than pursuant to applicable law, regulation or subpoena or with the prior written consent of the Company and the Bank. Pursuant to the terms of the Smith Agreement, Mr. Smith has agreed that during the term of the Smith Agreement and for one (1) year after the date of termination he will not solicit for hire or encourage another person to solicit for hire a "Covered Employee" (as defined in the Smith Agreement).

              Karr Employment Agreement.    Mr. Michael Karr, the Company and the Bank entered into an Employment Agreement dated January 1, 2012 ("Karr Agreement") that provides for the employment of Mr. Karr as the Executive Vice President and Chief Credit Officer of the Company and the Bank. The Karr Agreement has a term of three (3) years, and, on each annual anniversary date, the term automatically is extended for an additional one-year period by the Company's and the Bank's boards of directors, unless Mr. Karr, on the one hand, or the Company or the Bank, on the other hand, gives written notice to the other party of its election not to extend the term of the Karr Agreement, with such notice to be given not less than ninety (90) days prior to any such anniversary date. If such notice is given by either party, then the Karr Agreement will terminate at the conclusion of its remaining term.

              Pursuant to the Karr Agreement, Mr. Karr will receive a minimum base salary of $195,000 per year, which may be increased from time to time in such amounts as may be determined by the Company's and the Bank's boards of directors. In addition, Mr. Karr will be eligible for a discretionary performance bonus not to exceed 100% of his base salary, based on his individual performance and the overall performance of the Company and the Bank, with eligibility and the amount of any such bonus to be at the discretion of the Compensation Committee of each of the Company's and Bank's boards of directors. Mr. Karr is also entitled to participate in any pension, retirement or other benefit plan or program given to employees and executives of the Company and the Bank, to the extent commensurate with Mr. Karr's then duties and responsibilities as fixed by the boards of directors of the Company and the Bank.

              Pursuant to the Karr Agreement, the Company and the Bank have the right, at any time upon prior notice of termination, to terminate Mr. Karr's employment for any reason, including, without limitation, termination for "Cause" or "Disability" (each as defined in the Karr Agreement), and Mr. Karr has the right, upon prior notice of termination, to terminate his employment with the Bank for any reason.

              In the event that Mr. Karr's employment is (a) terminated by the Company and the Bank for other than Cause, Disability, or Mr. Karr's death and such termination occurs within two (2) years following a "Change in Control" (as defined in the Karr Agreement) or (b) by Mr. Karr due to a material breach of the Karr Agreement by the Company and the Bank, or for "Good Reason" (as defined in the Karr Agreement), then Mr. Karr will be entitled to receive a lump sum cash severance amount equal to his base salary plus his incentive bonus for the previous year as in effect immediately prior to the date of termination, less taxes and other required withholding. In the event that Mr. Karr's employment is (a) terminated by the Company and the Bank for other than Cause, Disability, or Mr. Karr's death and such termination does not occur in conjunction with a Change in Control or two (2) years after a Change in Control, then Mr. Karr will be entitled to receive a lump sum cash severance amount equal to his base salary as in effect immediately prior to the date of termination, plus his incentive bonus for the previous year, less taxes and other required withholding. In each case, Mr. Karr also will be entitled to receive for a period ending at the earlier of (i) the third anniversary of the date of termination or (ii) the date of his full-time employment by another employer, at no cost to Mr. Karr, the continued participation in all group insurance, life insurance, health and accident, disability and other employee benefit plans, programs and arrangements in which he was entitled to participate immediately prior to the date of termination, other than any stock option or other stock compensation plans or bonus plans of the Company and the Bank; provided, however, if his participation in any such plan, program or arrangement is barred, the Company and the Bank will arrange to provide him with benefits substantially similar to those he was entitled to receive under such plans, programs and arrangements.

              If the payments and benefits to Mr. Karr upon termination would constitute a "parachute payment" under Section 280G of the Code, the payments and benefits payable by the Company and the Bank under the Karr Agreement will be reduced, in the manner determined by Mr. Karr, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits payable by the Company and the Bank to Mr. Karr being non-deductible to the Company and the Bank pursuant to Section 280G of the Code and subject to the excise tax imposed under Section 4999 of the Code.

              In the event that Mr. Karr's employment is terminated by the Company and the Bank for Cause, or Mr. Karr terminates his employment other than for Disability or Good Reason, Mr. Karr will have no right to compensation or other benefits for any period after the applicable date of termination or death other than for base salary accrued through the date of termination or death. In the event that Mr. Karr's employment is terminated as a result of Disability or Mr. Karr's death during the term of the Karr Agreement, Mr. Karr, or his estate in the event of his death, will receive the lesser of (i) his existing base salary as in effect as of the date of termination or death, multiplied by one year or (ii) his base salary for the duration of the term of employment.

              Mr. Karr has agreed that during the term of his employment and after termination of his employment, he will not disclose to any other person or entity, other than in the regular course of business of the Company and the Bank, any "Confidential and Proprietary Information" (as defined in the Karr Agreement), other than pursuant to applicable law, regulation or subpoena or with the prior written consent of the Company and the Bank. Pursuant to the terms of the Karr Agreement, Mr. Karr has agreed that during the term of the Karr Agreement and for one (1) year after the date of termination he will not solicit for hire or encourage another person to solicit for hire a "Covered Employee" (as defined in the Karr Agreement).

    Salary Continuation Agreements

              As more fully discussed in "Salary Continuation Plan" under "Nonqualified Deferred Compensation" below, we have established a Salary Continuation Plan for our CEO that provides for certain annual benefits for him following his retirement from the Company, and that provides for the acceleration of his benefits upon his termination due to a change-in-control, as that term is defined in the plan.

    Administration of the Company's Compensation Program

              The Company monitors its compensation program through the Compensation Committee. The Compensation Committee ensures that the total compensation paid to the Company's Named Executive Officers are appropriate given the Company's compensation goals and philosophies, as well as the skill sets and abilities of each individual recipient. The Company, through the Compensation Committee, endeavors to ensure that that the compensation and benefits of the Named Executive Officers are appropriate as compared to similar executive officers within the banking industry.

              The Compensation Committee's responsibilities are to:

  •
  establish the base salary, incentive compensation and any other compensation for the Company's CEO and; review and approve the base salary, incentive compensation and other compensation for the CFO, the CBO and the CCO in consultation with the Company's CEO;
  •
  monitor the Company's management incentive and equity-based compensation plans, retirement and benefit plans and discharge the duties imposed on the Compensation Committee by the terms of those plans; and
  •
  perform other functions or duties deemed appropriate by the Board.

              Compensation decisions for our Named Executive Officers and the non-employee Directors are made by the Compensation Committee.

    Accounting and Tax Considerations – Equity-Based Compensation

              The Compensation Committee also considers the tax and accounting treatment of the various components of compensation, and although these considerations do not generally drive its decisions, the Compensation Committee generally strives to put the Company in the best position with respect to tax and accounting treatment. In particular, the Compensation Committee attempts to ensure that compensation to Named Executive Officers is deductible under Section 162(m) of the Internal Revenue Code, although the Compensation Committee has reserved the right to provide compensation to Named Executive Officers that is not deductible for income tax purposes as circumstances warrant.

    Hedging/Pledging Policy

              The Company considers it inappropriate for any director or officer to enter into speculative transactions in Pacific Premier's securities. The Company's insider trading policy prohibits the purchase or sale of puts, calls, options, or other derivative securities based on the Company's securities. This prohibition also includes hedging or monetization transactions, such as forward sale contracts, in which the stockholder continues to own the underlying security without all the risks or rewards of ownership. Finally, directors, officers, and other employees may not purchase the Company's securities on margin, or borrow against any account in which Company securities are held. The prohibitions do not apply to the exercise of stock options granted as part of a Company incentive plan.

    Stock Ownership Guideline for the CEO

              The Board of Directors has adopted a stock ownership guideline for the Chief Executive Officer as of March 28, 2012. The guidelines require that the CEO own shares of common stock having a value of at least three times base salary, to be achieved over a five year period from the adoption of the guideline.

Compensation Committee Report

              The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis set forth in this Proxy Statement with management. Based on this review and discussion, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE
John D. Goddard, Chair Kenneth A. Boudreau Ronald G. Skipper

Compensation Policies and Programs and Risk Management

              The Compensation Committee views the Company's compensation program with a long-term focus. The greatest amount of compensation can be achieved over long periods of time through sustained excellent performance. We believe our compensation policies and programs provide a balanced mix of cash and equity, annual and longer-term incentives, and performance metrics that mitigate excessive risk-taking that could harm our value or reward poor judgment by our Named Executive Officers. In addition, the Compensation Committee, with the assistance of the CEO, establishes goals and objectives with a mix of quantitative and qualitative performance elements in order to avoid excessive weight on one performance measure. The Compensation Committee retains discretion in making final award determinations under its program so as to take into account changing market conditions, which allows our executives to focus on the long-term health of our Company rather than an "all or nothing" approach to achieving short-term goals.

Summary Compensation Table

              The following table shows the compensation of our Named Executive Officers for services to the Company or the Bank during the years ended December 31, 2011, 2010 and 2009, respectively.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($) (3)(4)	Non-Equity Incentive Plan Compensation ($) (5)	Change in Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (6)	Total ($)

Steven R. Gardner	2011	415,000	186,750	-	17,361	70,262	-	27,167	716,540
President and Chief	2010	375,000	168,750	-	-	66,098	-	35,206	645,054
Executive Officer	2009	375,000	67,500	-	-	62,062	-	29,220	533,782
Kent Smith	2011	195,000	48,750	-	6,944	-	-	12,250	262,944
Executive Vice President and	2010	175,000	21,875	-	-	-	-	14,918	211,793
Chief Financial Officer	2009	49,808	5,000	-	-	-	-	1,185	55,993
Eddie Wilcox	2011	225,000	75,000	-	6,944	-	-	19,198	326,142
Executive Vice President and	2010	215,000	53,750	-	-	-	-	21,427	290,177
Chief Banking Officer	2009	215,000	43,000	-	-	-	-	18,043	276,043
Mike Karr	2011	195,000	48,750	-	6,944	-	-	11,622	262,316
Executive Vice President and	2010	185,000	27,750	-	-	-	-	21,927	234,677
Chief Credit Officer	2009	165,000	24,750	-	-	-	-	8,528	198,278

    (1)
    Discretionary incentive cash awards earned in 2009 were paid in 2010; Discretionary incentive cash awards earned in 2010 were paid in 2011, with the exception of Mr. Karr who received his discretionary cash incentive for 2010 in December of 2010; and Discretionary incentive cash awards earned in 2011 were paid in 2012.

    (2)
    There were no stock awards granted in 2009, 2010 or 2011.

    (3)
    Option awards include options that were awarded on January 5, 2011 at a grant price of $6.30 per share. Mr. Gardner was awarded options to purchase a total of 5,000 shares of common stock in 2011, and Messrs. Smith, Wilcox, and Karr were each awarded options to purchase a total of 2,000 shares of common stock in 2011.

    (4)
    The value of options granted in 2011 was determined based upon the aggregate grant date fair value as computed pursuant to FASB ASC Topic 718. "Refer to Note 13 to the Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2011 for a discussion of the assumptions underlying the option award valuations.

    (5)
    Non-equity Incentive Plan Compensation included amounts as detailed in "Salary Continuation Plan."

    (6)
    All Other Compensation is detailed in the section "All Other Compensation" below.

Stock Awards

              The Company made no awards of stock in 2011.

 Option Awards

              In 2011, the Company granted options to purchase 66,000 shares of common stock to its Directors, Executives and key employees. All options granted in 2011 were valued based on the aggregate grant date fair value of the award determined pursuant to FAS 123R with the following assumptions:

			Assumptions

Grant Date	Number of Options Granted	Grant Price Per Share	Dividend Yield	Volatility	Risk Free Rate	Expected Life (Years)	Fair Market Value at Grant Per Share

1/5/2011	21,000	$6.30	-	38.47%	3.50%	10.00	$3.47
3/31/2011	5,000	$6.82	-	29.32%	3.47%	10.00	$3.21
12/14/2011	40,000	$6.26	-	16.49%	1.92%	10.00	$1.80

Non-Equity Incentive Compensation

              The Company's non-equity incentive compensation consists solely of discretionary cash bonuses paid to the Named Executive Officers as described in "Annual Incentive Cash Awards" above. In the case of all of the Named Executive Officers, the non-equity incentive compensation cannot exceed 125% of their base salary per their employment agreements effective in 2011.

All Other Compensation

              The amount of All Other Compensation reported for each Named Executive Officer in the Summary Compensation Table above consisted of the following:

ALL OTHER COMPENSATION

Name and Principal Position	Year	401(k) Contributions ($)	Auto ($) (1)	Group Term Life ($)	Other Insurance ($) (2)	Total ($)

Steven R. Gardner	2011	10,066	5,704	585	10,812	27,167
President and Chief Executive Officer
Eddie Wilcox	2011	9,000	4,800	198	5,200	19,198
Executive Vice President and Chief Banking Officer
Kent Smith	2011	6,528	-	225	5,497	12,250
Executive Vice President and Chief Financial Officer
Mike Karr	2011	6,600	-	157	4,865	11,622
Executive Vice President and Chief Credit Officer

    1)
    Mr. Gardner has the use of a Company-leased vehicle and this amount represents the personal use by Mr. Gardner. Mr. Wilcox received an annual auto allowance of $4,800.

    2)
    Mr. Gardner is covered under a separate $1.5 million life insurance policy, for which the Bank pays $698.70 every six months. The Bank pays for a Short Term Disability policy for Mr. Gardner which costs $1,728 annually.

 Grants of Plan-Based Awards in 2011

              Other than the grants of options to purchase shares of Common Stock Directors, Executives, and key employees described above, the Company made no grants of plan-based awards in 2011.

Outstanding Equity Awards

              This table shows the equity awards that have been previously awarded to each of the Named Executive Officers and which remained outstanding as of December 31, 2011.

2011 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

Steven R. Gardner	25,000	-	-	$5.85	12/19/2012
President and	25,000	-	-	$10.54	12/10/2013
Chief Executive Officer	75,000	-	-	$10.65	6/30/2014
	25,000	-	-	$12.10	1/3/2017
	25,000	-	-	$7.10	1/2/2018
	35,000	-	-	$5.01	8/27/2018
	5,000	-	5,000	$6.30	1/5/2021

Eddie Wilcox	10,000	-	-	$7.47	8/4/2013
Executive Vice President and	5,000	-	-	$10.54	12/10/2013
Chief Banking Officer	25,000	-	-	$10.65	6/30/2014
	10,000	-	-	$12.10	1/3/2017
	25,000	-	-	$7.10	1/2/2018
	17,500	-	-	$5.01	8/27/2018
	2,000	-	2,000	$6.30	1/5/2021

Mike Karr	5,000	-	-	$12.10	1/3/2017
Executive Vice President and	10,000	-	-	$7.10	1/2/2018
Chief Credit Officer	10,000	-	-	$5.01	8/27/2018
	2,000	-	2,000	$6.30	1/5/2021

Kent Smith	2,000	-	2,000	$6.30	1/5/2021
Executive Vice President and
Chief Financial Officer

              For purposes of the above table, as of December 31, 2011, there were no outstanding Stock Awards held by any of the Named Executive Officers

              The unearned options from the table above vest as follows:

Name	Unvested	Vesting Date	Vesting %

Steven R. Gardner	5,000	1/5/2014	100%

Eddie Wilcox	2,000	1/5/2014	100%

Mike Karr	2,000	1/5/2014	100%

Kent Smith	2,000	1/5/2014	100%

Exercised Options in 2011

              There were no options exercised in 2011.

Pension Benefits

              The Company has no pension benefits plans.

Nonqualified Deferred Compensation

              The Company offers two nonqualified defined contribution plans: the Director's Deferred Compensation Plan and the Salary Continuation Plan. Currently the Company only offers deferred compensation to its Board of Directors under the Director's Deferred Compensation Plan as more fully described under "Director Compensation in 2011" above in this Proxy Statement. The Company does not offer deferred compensation to the Named Executive Officers at this time. During 2011, our CEO, which is the sole participant in our Salary Continuation Plan did not withdraw any amounts from the Salary Continuation Plan.

Salary Continuation Plan

              In 2006, the Bank implemented a non-qualified supplemental retirement plan for our CEO. Because the Salary Continuation Plan is an unfunded plan, the Company is under no obligation to fund the Salary Continuation Plan. The Salary Continuation Plan, as outlined in the Salary Continuation Agreement between the Bank and our CEO, provides for the annual benefit of $150,000 for our CEO, which is to be paid out in twelve (12) equal monthly installments commencing on the first day of the month following normal retirement at age 62. The annual benefit shall be distributed to the CEO for fifteen (15) years.

              The amount expensed in 2011 under the Salary Continuation Plan amounted to an aggregate of $76,538, $70,262 was for Mr. Gardner. As of December 31, 2011, $454,440 was recorded in other liabilities on the consolidated statements of condition for this Salary Continuation Plan. The Salary Continuation Plan was accounted for in accordance with SFAS No. 158 as of December 31, 2011.

2011 NONQUALIFIED SALARY CONTINUATION PLAN

Name	Aggregate Balance at Fiscal Year-End Prior to Last Fiscal Year-End ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawls/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)
Steven R. Gardner	281,539	70,262	—	—	351,801
President and Chief Executive Officer

Long-Term Care Insurance Plan

              In September 2006, the Bank implemented the Long-Term Care Insurance Plan for the Named Executive Officers and non-employee directors of the Bank. The non-employee directors may elect not to participate in the insurance plan. For those who opt out, the amount of the insurance premium, up to $4,000 annually, is recorded each month to their deferred compensation account with interest. The expense for the Long-Term Care Insurance Plan in 2011, for the Named Executive Officers and Directors, was $19,735.

2011 LONG-TERM CARE INSURANCE

Name	Premiums Paid by Registrant ($)
Kenneth A. Boudreau	5,357
John D. Goddard	—
David L. Hardin *	3,907
Jeff C. Jones	—
Michael L. McKennon	2,502
Ronald G. Skipper	4,000

Total Directors	15,766

Steven R. Gardner	2,502
Eddie Wilcox	1,467
Kent Smith	—
Mike Karr	—

Total Named Executives	3,969

Total Long-Term Care Insurance	19,735

    *
    Mr. Hardin resigned from the Boards of Directors of the Company and the Bank effective March 8, 2012.

Potential Payments Made Upon Termination or a Change-in-Control

              As described in "Employment Arrangements" under "Compensation Discussion and Analysis" above in this Proxy Statement, all of our Named Executive Officers are party to an employment agreement with us, which provides the executives with benefits in the event of certain terminations of employment. In addition, Mr. Gardner, our CEO, is a party to a Salary Continuation Agreement, which also provides him with benefits in the event of certain terminations of employment.

Employment Agreements

              As previously discussed in "Employment Arrangements" under "Compensation Discussion and Analysis" above, on January 1, 2011, we entered into employment agreements with our Named Executive Officers. The following information, however, describes payments due to Messrs. Gardner, Smith, Wilcox and Karr, who were the only Named Executive Officers that had employment agreements at December 31, 2011 following their termination of employment with us as if it had occurred on December 31, 2011.

              Termination for Cause; Resignation without Disability or Good Reason.    If an executive is terminated for cause or resigns without disability or good reason, as such terms are defined in the employment agreements, he will receive only his base salary accrued through the date of termination or death. In this event, no special severance benefits are payable.

              Termination as a Result of Disability; Death.    If an executive is terminated as a result of disability or death during the term of employment, the executive will receive the lesser of (i) his base salary as in effect as of the date of termination, multiplied by one year, or (ii) his base salary for the duration of the term of his employment agreement.

              Termination other than for Cause, Disability or Death; Resignation by the Executive Due to Our Material Breach or Following a Change of Control.    If (i) an executive is terminated by us other than for cause, disability or his death, or (ii) an executive terminates the employment agreement due to (A) our material breach of the employment agreement, or (B) without his express written consent, (1) a material reduction by us of his functions, duties or responsibilities, (2) a material reduction by us of his base salary, or (3) our requirement that he be based at a location more than 50 miles from Costa Mesa, California, and the termination by the executive occurs within two (2) years following the initial occurrence of the breach or the good cause reason basis for termination, the executive will be entitled to a lump sum cash payment equal to his base salary as in effect immediately prior to the date of termination plus his incentive bonus for the previous year with respect to Messrs. Smith, Wilcox, and Karr, and with respect to Mr. Gardner, that same amount multiplied by three (3) years. Under the terms of Mr. Gardner's employment agreement only, if his employment with us is terminated as described in the previous sentence, then Mr. Gardner is entitled to participate, at no cost to him, in all group insurance, life insurance, health and accident, disability and other employee benefit plans, programs and arrangements in which he was entitled to participate immediately prior to the date of termination (other than any of our stock option or other stock compensation plans or bonus plans), for a period ending at the earlier of (i) the third anniversary of the date of termination, and (ii) the date of his full-time employment by another employer, provided that in the event Mr. Gardner's participation in any such plan, program or arrangement is barred, we must arrange to provide him with benefits substantially similar to those he was entitled to receive under such plans, programs and arrangements prior to the date of termination.

              In receiving any of the foregoing payments, the Named Executive Officers are not obligated to seek other employment or to mitigate in any way the amounts payable to them as set forth above, and such amounts will not be reduced or terminated whether or not an executive obtains other employment.

              Each employment agreement also provides that the severance payments and benefits will be modified or reduced by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits payable being subject to an excise tax under the "golden parachute" provisions under Section 280G of the Internal Revenue Code or subject to the excise tax imposed under Section 4999 of the Internal Revenue Code.

Restrictive Covenants

              The employment agreements require each executive to refrain from soliciting employees of the Company for a two-year period after termination of employment. The agreements limit the executives' ability to disclose or use any of the Company's confidential information, trade secrets or business opportunities.

Salary Continuation Agreements

              The following describes the potential payments required pursuant to the Salary Continuation Agreement that we entered into with our Mr. Gardner on April 1, 2006, which is still in effect, in the event of his termination or a change of control.

              Early Termination other than due to Change in Control, Death, Disability or for Cause.    In the event of an early termination of Mr. Gardner's employment agreement, which termination results other than from a change in control, disability or cause, as such terms are defined in the Salary Continuation Agreements, Mr. Gardner will receive one hundred percent (100%) of the accrual balance, as defined in the Salary Continuation Agreement, determined as of the end of the month preceding the termination payable in twelve (12) equal monthly installments for a period of fifteen (15) years.

              Disability Benefit.    In the event Mr. Gardner's employment is terminated due to disability, Mr. Gardner will receive one hundred percent (100%) of the accrual balance determined as of the end of the month preceding the termination payable in twelve (12) equal monthly installments for a period of fifteen (15) years.

              Change in Control Benefit.    Upon a change of control, followed within twelve (12) months by a termination of the Mr. Gardner's employment agreement, Mr. Gardner will receive a lump sum amount equal to the present value of the stream of one hundred eighty (180) monthly payments of $12,500 each; provided that, in the event this amount is subject to federal excise taxes under the "golden parachute" provisions under Section 280G of the Internal Revenue Code, the payments will be reduced or delayed to the extent it would not be an excess parachute payment.

              Death Benefit.    In the event Mr. Gardner dies while employed by us, his beneficiary will receive a lump sum amount equal to the present value of the stream of one hundred eighty (180) monthly payments of $12,500.

Summary of Potential Termination Payments

              The following table reflects the value of termination payments and benefits that each of Messrs. Gardner, Smith, Wilcox and Karr, who were our Named Executive Officers that had employment agreements as of December 31, 2011, would receive under their employment agreements and the termination payments and benefits that Mr. Gardner would receive under the Salary Continuation Agreement, as applicable, which was in place on December 31, 2011, if they had terminated employment on December 31, 2011 under the circumstances shown. The table does not include accrued salary and benefits, or certain amounts that the Messrs. Gardner, Smith, Wilcox and Karr would be entitled to receive under certain plans or arrangements that do not discriminate in scope, terms or operation, in favor of our executive officers and that are generally available to all salaried employees.

Officer	Severance ($)		Insurance Benefits ($)		Salary Continuation Plan ($)		Equity Accelerated Vesting ($)		Total ($)

Mr. Gardner

Termination for Cause or Resignation without Disability or Good Reason	-		-		351,801	(5)	-		351,801
Death	415,000	(1)	1,500,000		1,488,700	(4)	200	(8)	3,403,900
Disability	415,000	(1)	36,000		351,801	(5)	200	(8)	803,001
Retirement	-		-		2,250,000	(6)	200	(8)	2,250,200
Change of Control	-		-		-		-		-
Termination without Cause, or Resignation Due to Our Material Breach	1,805,250	(2)	28,242	(3)	351,801	(5)	-		2,185,293
Termination in connection with a Change in Control	1,805,250	(2)	28,242	(3)	1,778,932	(7)	-		3,612,424
Mr. Wilcox

Termination for Cause or Resignation without Disability or Good Reason	-		-		-		-		-
Death	225,000	(1)	-		-		80	(8)	225,080
Disability	225,000	(1)	-		-		80	(8)	225,080
Retirement	-		-		-		80	(8)	80
Change of Control	-		-		-		-		-
Termination without Cause, or Resignation Due to Our Material Breach	300,000	(2)	15,600	(3)	-		-		315,600
Termination in connection with a Change in Control	300,000	(2)	15,600	(3)	-		-		315,600
Mr. Smith

Termination for Cause or Resignation without Disability or Good Reason	-		-		-		-		-
Death	195,000	(1)	-		-		80	(8)	195,080
Disability	195,000	(1)	-		-		80	(8)	195,080
Retirement	-		-		-		80	(8)	80
Change of Control	-		-		-		-		-
Termination without Cause, or Resignation Due to Our Material Breach	243,750	(2)	16,490	(3)	-		-		260,240
Termination in connection with a Change in Control	243,750	(2)	16,490	(3)	-		-		260,240
Mr. Karr

Termination for Cause or Resignation without Disability or Good Reason	-		-		-		-		-
Death	195,000	(1)	-		-		80	(8)	195,080
Disability	195,000	(1)	-		-		80	(8)	195,080
Retirement	-		-		-		80	(8)	80
Change of Control	-		-		-		-		-
Termination without Cause, or Resignation Due to Our Material Breach	243,750	(2)	14,595	(3)	-		-		258,345
Termination in connection with a Change in Control	243,750	(2)	14,595	(3)	-		-		258,345

(1)
With respect to termination due to disability or death, represents an amount equal to the lesser of (i) his base salary as in effect as of the date of termination, multiplied by one year, or (ii) his base salary for the duration of the term of his employment agreement.

(2)
For Mr. Gardner, the amount represents a cash severance amount equal to the executive's base salary as in effect immediately prior to the date of termination plus his incentive bonus for the previous year, multiplied by three (3) years, to be paid in a lump sum. For Messrs. Smith, Wilcox, and Karr the amount represents a cash severance amount equal to the executive's base salary as in effect immediately prior to the date of termination, plus his incentive bonus for the previous year, to be paid in a lump sum. The foregoing severance amounts will be modified or reduced pursuant to Sections 280G or 4999 of the Internal Revenue Code (as applicable) as more fully described above under "Employment Agreements."

(3)
Represents the incremental cost to the Company resulting in the individual's participation, at no cost to him, in all group insurance, life insurance, health and accident, disability and other employee benefit plans, programs and arrangements in which he was entitled to participate immediately prior to the date of termination (other than any stock option or other stock compensation plans or bonus plans of us), for a period ending at the earlier of (i) the third anniversary of the date of termination, and (ii) the date of his full-time employment by another employer, provided that in the event the individual's participation in any such plan, program or arrangement is barred, we must arrange to provide him with benefits substantially similar to those he was entitled to receive under such plans, programs and arrangements prior to the date of termination.

(4)
Represents a lump sum amount equal to the present value of the stream of one hundred eighty (180) monthly payments of $12,500 each.

(5)
Represents an amount equal to one hundred percent (100%) of the accrual balance, as defined in the Salary Continuation Agreement, determined as of the end of the month preceding the termination payable in twelve (12) equal monthly installments for a period of fifteen (15) years.

(6)
Represents $150,000 payable annually in twelve (12) equal monthly installments for a period of fifteen (15) years.

(7)
Upon a change of control, followed within twelve (12) months by a termination of an executive's employment agreement, represents a lump sum amount equal to the present value of the stream of one hundred eighty (180) monthly payments of $12,500 each; provided that, in the event this amount is subject to federal excise taxes under the "golden parachute" provisions under Section 280G of the Internal Revenue Code, the payments will be reduced or delayed to the extent it would not be an excess parachute payment.

(8)
Reflects the dollar value of unexercisable options that become exercisable upon the occurrence of a sale event or termination due to death, disability or retirement pursuant to the terms of our 2000 Stock Incentive Plan and our 2004 Long-Term Incentive Plan. The dollar value of the vested of stock options were determined by calculating the closing price of the Company's common stock on December 31, 2011 less the option exercise price, and multiplying that by the number of shares for each award at the end of year 2011.

RELATED TRANSACTIONS AND OTHER MATTERS

Transactions with Certain Related Persons

              It is the policy of the Company that all permissible transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, contain terms no less favorable to the Company than could have been obtained by it in arm's-length negotiations with unaffiliated persons and are required to be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

Indebtedness of Management

              No Company executive officer or director was indebted to the Company or its subsidiaries in an amount greater than $120,000 at any time during the fiscal year that ended December 31, 2011.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

              Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, and the related rules and regulations, our directors and executive officers and any beneficial owners of more than 10% of any registered class of our equity securities, are required to file reports of their ownership, and any changes in that ownership, with the SEC. Based solely on our review of copies of these reports and on written representations from such reporting persons, we believe that during 2011, all such persons filed all ownership reports and reported all transactions on a timely basis.

ITEM 2. TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS AND PROVIDE FOR THE ANNUAL ELECTION OF DIRECTORS BEGINNING WITH THE 2013 ANNUAL MEETING OF STOCKHOLDERS

              We are asking you to approve an amendment to our Certificate of Incorporation to declassify the Board. Our Certificate of Incorporation provides that the Board be divided into three classes, with each class elected every three years. Our Board has unanimously approved, and recommends that all stockholders approve, the proposed amendment to our Certificate of Incorporation eliminating the classified structure of the Board. The discussion regarding this proposal is qualified in its entirety by reference to the complete text of the proposed amendment to Section A, Article SIXTH of our Certificate of Incorporation, which is attached to this Proxy Statement as Appendix A and incorporated into this Proxy Statement by reference. We urge you to review carefully this proposed amendment to Section A, Article SIXTH as set forth in Appendix A in its entirety because this summary may not contain all the information about this amendment that is important to you.

Background of Proposal

              The Board's consideration of whether to maintain its classified Board structure, as well as the other corporate governance proposals in Items 3 through 7 discussed below, was undertaken as part of the Company's continuous effort to improve and enhance its corporate governance practices. The Board considered the advantages and disadvantages of maintaining the classified Board structure as compared to providing for an annual election of directors. The Board considered the view of some that classified boards reduce the accountability of directors to stockholders because stockholders are unable to evaluate and elect all directors on an annual basis. Director elections are the primary means for stockholders to express their views on the performance of individual directors, and a classified board structure affords stockholders this opportunity only once every three years for any particular director. A declassified board of directors has become a corporate governance "best practice."

              The Board also considered benefits of retaining the classified Board structure, which has a long history in corporate law. A classified structure is considered by some to provide continuity and stability in the management of the business and affairs of a company because a majority of directors will have prior experience as directors of a company. In some circumstances, classified boards may enhance stockholder value by forcing an entity seeking control of a company to initiate discussions at arm's-length with the board of the company, because the entity cannot replace the entire board in a single election.

              After deliberating over the somewhat divergent considerations noted above, the Board unanimously determined that it is in the best interest of the Company and its stockholders to eliminate the classified Board structure as proposed. As such, the Board has decided to submit this proposal to eliminate the classified Board structure.

Declassification of our Board of Directors

              If stockholders approve this proposal, then the declassified Board structure would be implemented as follows:

  •
  the class of directors elected at this Annual Meeting will be elected for a three-year term ending at the 2015 Annual Meeting, as is currently required;

  •
  following the Annual Meeting, we will file an Amended and Restated Certificate of Incorporation that will include the amendment to our Certificate of Incorporation in the form attached hereto at Appendix A with the Secretary of State of the State of Delaware;
  •
  directors whose terms are scheduled to expire at the 2014 and 2015 annual meetings will resign following the Annual Meeting; and
  •
  the remaining Board will reappoint the resigning directors for one-year terms of office which expire at the 2013 Annual Meeting of Stockholders.

Thus, beginning with the 2013 Annual Meeting of Stockholders, the entire Board will be elected annually by stockholders.

Removal of Directors without Cause

              Delaware corporate law provides that members of a classified board of directors may be removed only for cause. At present, because our Board is classified, our Certificate of Incorporation currently provides that our directors are removable only for cause, and only by the affirmative vote of the holders of at least 80% of the voting power of our then outstanding capital stock entitled to vote at an election of directors. If the proposal to declassify our Board is approved by our stockholders, Section D, Article SIXTH of our Certificate of Incorporation would be amended to provide that, once the Board becomes declassified, directors may be removed with or without cause in order to comply with Delaware corporate law. If Item 4 below is approved, the removal of a director with or without cause may only occur upon the affirmative vote of the holders of at least 66 2/3% of the voting power of our then-outstanding capital stock entitled to vote at an election of directors. If Item 4 below is not approved, the removal of a director with or without cause may only occur upon the affirmative vote of the holders of at least 80% of the voting power of our then-outstanding capital stock entitled to vote at an election of directors.

Text of the Amendment

              Section A, Article SIXTH of our Certificate of Incorporation currently sets forth the classified structure of the Board. The proposed amendment to our Certificate of Incorporation eliminates current Section A, Article SIXTH. The amendment to our Certificate of Incorporation, which is set forth in Appendix A to this Proxy Statement, shows the proposed changes with deletions indicated by strike-outs. The Board has also adopted conforming amendments to the Company's Bylaws, to be effective immediately upon the effectiveness of the amendments to the Certificate of Incorporation. If this proposal is approved by our stockholders, we will amend and restate our Certificate of Incorporation to reflect the revisions contemplated by this proposal as set forth in Appendix A and the resulting Amended and Restated Certificate of Incorporation will become effective upon its filing with the Secretary of State of the State of Delaware, which is anticipated to occur promptly after the Annual Meeting.

Vote Required

              The affirmative vote of the holders of at least 80% of the outstanding shares of common stock is needed to approve this proposal. Therefore, the failure to vote, either by proxy or in person, will have the same effect as a vote against the approval of the proposal. Abstentions also will have the same effect as a vote against the approval of the proposal. This proposal to amend our Certificate of Incorporation to declassify the Board and provide for the annual election of directors is considered a "non-routine" item upon which brokerage firms may not vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Therefore, broker "non-votes" will have the same effect as a vote against the approval of the proposal. Unless instructions to the contrary are specified in a proxy properly voted and returned through available channels, the proxies will be voted FOR this proposal.

Recommendation of the Board of Directors

              For the reasons described above, our Board of Directors believes that this proposal to amend our Certificate of Incorporation to declassify the Board and provide for the annual election of directors is advisable and in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
STOCKHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT TO REMOVE
THE CLASSIFIED STRUCTURE OF THE BOARD AND
FOR THE ANNUAL ELECTION OF DIRECTORS.

ITEM 3. TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO ELIMINATE THE LIMITATION ON THE ABILITY OF STOCKHOLDERS TO VOTE SHARES OF OUR COMMON STOCK ABOVE SPECIFIED OWNERSHIP THRESHOLDS

              We are asking you to approve an amendment to our Certificate of Incorporation to eliminate the limitation on the ability of stockholder to vote their shares of our common stock above certain ownership thresholds. Our Certificate of Incorporation prohibits any record owner of any outstanding common stock which is beneficially owned, directly or indirectly, by a person who, as of any record date for the determination of stockholders entitled to vote on any matter, beneficially owns in excess of 10% of the then outstanding shares of common stock, from voting those shares held in excess of the 10% limit. Our Board has unanimously approved, and recommends that all stockholders approve, the proposed amendment to our Certificate of Incorporation to eliminate Section C, Article FOURTH of the Certificate of Incorporation. The discussion regarding this proposal is qualified in its entirety by reference to the complete text of the proposed amendment to Section C, Article FOURTH of the Certificate of Incorporation, which is attached to this Proxy Statement as Appendix B and incorporated into this Proxy Statement by reference. We urge you to read carefully this proposed amendment to Section C, Article FOURTH that is set forth in Appendix B in its entirety because this summary may not contain all the information about this amendment that is important to you.

Background of Proposal

              As part of the Board's review of our corporate governance policies, the Board considered the advantages and disadvantages of voting limitations similar to that currently found in Section C, Article FOURTH of our Certificate of Incorporation. This type of voting limitation generally is intended to facilitate corporate stability by requiring broad stockholder consensus to effect changes that require a vote of stockholders. However, many investors and others have begun to view voting limitation provisions as conflicting with principles of good corporate governance by preventing stockholders holding more than 10% of our issued and outstanding shares of common stock from fully exercising their voting rights as stockholders. Voting limitations, such as those in Section C, Article FOURTH of our Certificate of Incorporation, may also have the effect of providing anti-takeover protection to the Company.

              After considering the advantages and disadvantages of the voting limitation set forth in Section C, Article FOURTH of our Certificate of Incorporation, the Board has unanimously voted to propose to the stockholders that Section C, Article FOURTH be removed from our Certificate of Incorporation. In reaching this determination, the Board concluded that the benefits of the voting limitation were outweighed by the Board's belief that removing the voting limitation will allow stockholders the ability to exercise the full voting rights associated with owning shares of the Company's common stock. Further, our Board believes this change furthers our goal of having our corporate governance policies conform to current best practices and maximizing the ability of our stockholders to appropriately participate in the affairs of the Company.

Text of the Amendment

              The proposed amendment to our Certificate of Incorporation, which is set forth in Appendix B to this Proxy Statement, shows the proposed elimination of Section C, Article FOURTH of our Certificate of Incorporation, with deletions indicated by strike-outs. Certain conforming changes, such as moving and modifying defined terms and updating cross-references, will also be necessary in connection with the foregoing amendment and such conforming changes will be reflected in our Amended and Restated Certificate of Incorporation. A copy of our Amended and Restated Certificate of Incorporation is set forth in Appendix G and reflects changes that will be made to our Certificate of Incorporation assuming Items 2 through 7 of this Proxy Statement are approved by our stockholders at the Annual Meeting, with deletions indicated by strike-outs and additions indicated by underlining. If this proposal is approved by our stockholders, we will amend and restate our Certificate of Incorporation to reflect the revisions contemplated by this proposal as set forth in Appendix B and the resulting Amended and Restated Certificate of Incorporation will become effective upon its filing with the Secretary of State of the State of Delaware, which is anticipated to occur promptly after the Annual Meeting.

Vote Required

              The affirmative vote of holders of at least 80% of the outstanding shares of common stock is needed to approve this proposal. Therefore, the failure to vote, either by proxy or in person, will have the same effect as a vote against the approval of the proposal. Abstentions also will have the same effect as a vote against the approval of the proposal. This proposal to eliminate Section C, Article FOURTH of our Certificate of Incorporation is considered a "non-routine" item upon which brokerage firms may not vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Therefore, broker "non-votes" will have the same effect as a vote against this proposal. Unless instructions to the contrary are specified in a proxy properly voted and returned through available channels, the proxies will be voted FOR this proposal.

Recommendation of the Board of Directors

              For the reasons described above, our Board of Directors believes that this proposal to amend our Certificate of Incorporation by removing Section C, Article FOURTH is advisable and in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO ELIMINATE THE LIMITATION ON THE ABILITY OF STOCKHOLDERS TO VOTE SHARES OF OUR COMMON STOCK ABOVE SPECIFIED OWNERSHIP THRESHOLDS AS SET FORTH IN SECTION C, ARTICLE FOURTH OF OUR CERTIFICATE OF INCORPORATION.

 ITEM 4. TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO REDUCE VARIOUS VOTING THRESHOLDS FOR AMENDING PROVISIONS IN, AND TAKING CERTAIN ACTIONS UNDER, OUR CERTIFICATE OF INCORPORATION

              We are asking you to approve amendments to our Certificate of Incorporation to reduce the voting thresholds for amending certain provisions in, and taking certain actions under, our Certificate of Incorporation, which are described below. Our Certificate of Incorporation requires the approval of at least 80% (the "Supermajority Vote Requirement") of the voting power of all the then-outstanding shares of capital stock of the Company entitled to vote generally in the election of directors (the "voting stock") to approve certain stockholder actions, including, among others, the removal of directors, and the adoption, amendment or repeal of bylaws. Our Board has unanimously approved, and recommends that all stockholders approve, the reduction of the Supermajority Vote Requirement from 80% of the voting stock to 66 2/3% of the voting stock, through the following specific amendments to our Certificate of Incorporation: (i) Section D, Article SIXTH with respect to the removal of directors, (ii) Article SEVENTH with respect to the ability of stockholders to adopt, amend or repeal bylaws of the Company, and (iii) Article TWELFTH with respect to the ability of stockholders to amend Section C of Article FOURTH (concerning the voting limitation applicable to stockholders who beneficially own in excess of 10% of our common stock), Sections C or D of Article FIFTH (concerning the prohibitions against stockholder actions by written consent and the calling of special meetings of the stockholders), Article SIXTH (concerning the size of the Board of Directors and election and removal of directors), Article SEVENTH (concerning changes to the bylaws), Article EIGHTH (concerning business combinations between us and an interested stockholder), Article TENTH (concerning indemnification) or Article TWELFTH (concerning matters related to the foregoing). The discussion regarding this proposal is qualified in its entirety by reference to the complete text of the proposed amendments to our Certificate of Incorporation, which are attached respectively to this Proxy Statement at Appendices A, C, and D and incorporated into this Proxy Statement by reference. We urge you to read carefully the proposed amendments to our Certificate of Incorporation that are set forth in Appendices A, C and D in their entirety because this summary may not contain all the information about these amendments that are important to you.

Background of Proposal

              As part of the Board's review of our corporate governance policies, the Board considered the advantages and disadvantages of the various Supermajority Voting Requirements contained in our Certificate of Incorporation. Supermajority voting provisions are intended to facilitate corporate governance stability by requiring broad stockholder consensus to effect changes. In addition, supermajority vote requirements are intended to provide protection against self-interested action by large stockholders and to encourage a person seeking control of a company to negotiate with its board of directors to reach terms that are fair and provide the best results for all stockholders. However, many investors and others have begun to view supermajority voting provisions as conflicting with principles of good corporate governance because the provisions potentially impede accountability to stockholders and contribute to Board and management entrenchment, with the possibility that boards and management become less responsive to stockholders. After considering the advantages and disadvantages of supermajority voting provisions, the Board of Directors has determined that it is in the best interests of the Company's stockholders that the Supermajority Voting Requirements be revised so as to reduce the threshold required for stockholders to approve certain actions.

Description of Proposed Amendments to Our Certificate of Incorporation.

Revise Article SIXTH of Our Certificate of Incorporation to Reduce Supermajority Voting Requirement for Removal of Directors for Cause and to Provide for Removal of Directors without Cause

              Section D, Article SIXTH of our Certificate of Incorporation currently provides that, subject to the rights of holders of any series of preferred stock of the Company then outstanding, any director or the entire Board may be removed from office at any time, but only for cause and only by the affirmative vote of holders of at least 80% of the Company's voting stock then outstanding. If this proposal is approved by stockholders, the Supermajority Vote Requirement to remove any director or the entire Board, with cause will be reduced from 80% of our voting stock then outstanding to 66 2/3% of our voting stock then outstanding. If the proposal to declassify the Board is approved by the stockholders, as described in Item 2 above, then the stockholders will also be permitted to remove any director or the entire Board, without cause, by the same affirmative vote of the stockholders as is required to remove a director or the entire Board for cause, as described in the preceding sentence. Removal of any director or the entire Board will also remain subject to the rights of holders of any series of preferred stock of the Company then outstanding. This discussion is qualified in its entirety by reference to the complete text of the proposed amendment to our Certificate of Incorporation, which is attached to this Proxy Statement at Appendix A.

Revise Article SEVENTH to Reduce Supermajority Voting Requirement to Adopt, Amend or Repeal Bylaws

              Article SEVENTH of our Certificate of Incorporation currently provides that our bylaws may be adopted, amended or repealed by stockholders only upon the affirmative vote of the holders of at least 80% of the voting stock then outstanding. If this proposal is approved by stockholders, the Supermajority Vote Requirement for stockholders to adopt, amend or repeal the Company's Bylaws will be reduced from 80% of the Company's voting stock then outstanding to 66 2/3% of the Company voting stock then outstanding. This discussion is qualified in its entirety by reference to the complete text of the proposed amendment to our Certificate of Incorporation, which is attached to this Proxy Statement at Appendix C.

Revise Article TWELFTH to Reduce Supermajority Voting Requirement to Amend, Repeal or Adopt Certain Provisions of the Certificate of Incorporation

              Article TWELFTH sets forth the Supermajority Voting Requirement with respect to any amendment, repeal or adoption of provisions inconsistent with certain existing sections of the Certificate of Incorporation, including limitations on voting by stockholders beneficially owning in excess of 10% of the Company's outstanding shares of Common Stock from voting their shares held in excess of the 10% limit under Section C, Article FOURTH of the Certificate of Incorporation, prohibitions against stockholder actions by written consent under Section C, Article FIFTH of the Certificate of Incorporation, the calling of special meetings of the stockholders under Section D, Article FIFTH of the Certificate of Incorporation, the size of the Board of Directors and election and removal of directors under Article SIXTH, changes to the bylaws under Article SEVENTH of the Certificate of Incorporation, business combinations under Article EIGHTH of the Certificate of Incorporation, and indemnification under Article TENTH of the Certificate of Incorporation. Certain of these sections are subject to other material changes identified in the proposals contained in Items 3 and 5 of this Proxy Statement. If the proposals in either or both of Items 3 and 5 are approved by our stockholders at the Annual Meeting, certain of the references to sections of our Certificate of Incorporation in Article TWELFTH may be revised or deleted.

              The vote required for any amendment or repeal of any of these sections of the Certificate of Incorporation referenced in Article TWELFTH, including those sections described in the proposals contained in Items 3 and 5 of this Proxy Statement, currently is 80% of the voting stock then outstanding. If this proposal is approved by stockholders, the vote required for any amendment or repeal of the sections of the Certificate of Incorporation referenced in Article TWELFTH will be reduced from 80% of the Company's voting stock outstanding to 66 2/3% of the Company's voting stock then outstanding. This discussion is qualified in its entirety by reference to the complete text of the proposed amendment to our Certificate of Incorporation, which is attached to this Proxy Statement at Appendix D.

Text of the Amendments

              The proposed amendments to our Certificate of Incorporation described above are reflected in Appendices A, C and D respectively to this Proxy Statement, which show such proposed amendments to our Certificate of Incorporation, with deletions indicated by strike-outs and additions indicated by underlining. Certain conforming changes, such as moving and modifying defined terms and updating cross-references, will also be necessary in connection with the foregoing amendment and such conforming changes will be reflected in our Amended and Restated Certificate of Incorporation. A copy of our Amended and Restated Certificate of Incorporation is set forth in Appendix G and reflects changes that will be made to our Certificate of Incorporation assuming Items 2 through 7 of this Proxy Statement are approved by our stockholders at the Annual Meeting, with deletions indicated by strike-outs and additions indicated by underlining. If this proposal is approved by our stockholders, we will amend and restate our Certificate of Incorporation to reflect the revisions contemplated by this proposal as set forth in Appendices A, C and D as contemplated above and the resulting Amended and Restated Certificate of Incorporation will become effective upon its filing with the Secretary of State of the State of Delaware, which is anticipated to occur promptly after the Annual Meeting.

Vote Required

              The affirmative vote of holders of at least 80% of our voting stock then outstanding is needed to approve this proposal. Therefore, the failure to vote, either by proxy or in person, will have the same effect as a vote against the approval of the proposal. Abstentions also will have the same effect as a vote against the approval of the proposal. This proposal to amend our Certificate of Incorporation to modify the supermajority voting requirements is considered a "non-routine" item upon which brokerage firms may not vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Therefore, broker "non-votes" will have the same effect as a vote against this proposal. Unless instructions to the contrary are specified in a proxy properly voted and returned through available channels, the proxies will be voted FOR this proposal.

Recommendation of the Board of Directors

              For the reasons described above, our Board of Directors believes that this proposal to amend our Certificate of Incorporation to modify the Supermajority Voting Requirements as described in this proposal is advisable and in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
STOCKHOLDERS VOTE "FOR" APPROVAL OF THE
PROPOSED AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION
TO MODIFY THE SUPERMAJORITY VOTING REQUIREMENTS.

 ITEM 5. TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO ELIMINATE THE CURRENT PROVISIONS OF ARTICLE EIGHTH (WHICH GOVERNS BUSINESS COMBINATIONS WITH INTERESTED STOCKHOLDERS) AND REPLACE IT WITH A STATEMENT OF THE COMPANY'S EXPRESS INTENTION TO BE GOVERNED BY SECTION 203 OF THE DGCL

              We are asking you to approve an amendment to our Certificate of Incorporation to eliminate the current provisions of Article EIGHTH, which govern business combinations with interested stockholders, and to replace it with a new statement that the Company expressly elects to be governed by Section 203 of DGCL. We are presently subject to Section 203 of the DGCL, which governs certain business combinations with interested stockholders, and we will continue to be governed by Section 203 of the DGCL whether or not this proposal is approved by the stockholders.

              Our Board has unanimously approved, and recommends that all stockholders approve, the elimination of the current provisions of Article EIGHTH and the addition of a new statement therein that the Company expressly elects to be governed by Section 203 of the DGCL. The discussion regarding this proposal is qualified in its entirety by reference to the complete text of the proposed amendment to our Certificate of Incorporation, which is attached to this Proxy Statement as Appendix E and incorporated into this Proxy Statement by reference. We urge you to read carefully the proposed amendment to our Certificate of Incorporation that is set forth in Appendix E in its entirety because this summary may not contain all the information about this amendment that is important to you.

Background of Proposal

              Currently, Article EIGHTH of our Certificate of Incorporation requires the approval of at least 80% of the voting stock of the Company to approve certain business combinations (similar to those covered by Section 203 of the DGCL, discussed below) between us and an interested stockholder (for purposes of our Certificate of Incorporation, generally a holder of more than 10% of the Company's outstanding voting stock). Business combinations with interested stockholders meeting certain "fair market value" requirements set forth in Article EIGHTH are not subject to this supermajority voting requirement. If all of the "fair market value" criteria are met, then the supermajority voting requirement need not be complied with, and the business combination is subject to the approval by the affirmative vote of holders of the majority of our voting stock (after giving effect to the voting limitations currently set forth in Article FOURTH of our Certificate of Incorporation), or such other vote as is required by the DGCL or our Certificate of Incorporation.

              This type of "fair market value" provision is an anti-takeover measure designed to help companies defend against certain business combination transactions initiated by an interested stockholder, including a type of tender offer known as coercive, two-tiered tender offers. In this form of tender offer, a potential acquirer will offer one price for the shares needed to gain control of a target company and then offer a lower price or other less favorable consideration for the remaining shares, thereby creating pressure for stockholders to tender their shares for the tender offer price, regardless of their value. Standard fair market value provisions encourage a potential acquirer to negotiate with a company's board of directors by requiring the potential acquirer to pay "fair market value" for all shares as determined under a specified formulation, unless the acquirer's offer has satisfied specified board or stockholder approval requirements.

              We are, and will continue to be, subject to Section 203 of the DGCL, which contains provisions that provide similar protection to those provided by Article EIGHTH of our Certificate of

Incorporation. Section 203 of the DGCL provides, in general, that a transaction constituting a "business combination" within the meaning of Section 203 involving a person or entity owning 15% or more of a company's voting stock, cannot be completed for a period of three years after the date the person became an interested stockholder, unless (1) the board of directors approved either the business combination or the transaction that resulted in the person becoming an interested stockholder under the DGCL prior to such business combination, (2) upon consummation of the transaction that resulted in the person becoming an interested stockholder under the DGCL, that person owned at least 85% of the company's outstanding voting stock (excluding shares owned by persons who are directors and also officers of the company and shares owned by certain employee benefit plans), or (3) the business combination was approved by the board of directors and by the affirmative vote of at least 66 2/3% of the outstanding voting stock not owned by such interested stockholder. The Board believes that the protection afforded by Section 203 of the DGCL is sufficient to address the concerns associated with two-tier tender offers and other types of business combination transactions addressed by the "fair market value" provision in Article EIGHTH of our Certificate of Incorporation.

              This proposed amendment to eliminate the provisions of Article EIGHTH of our Certificate of Incorporation will have two principal effects on the voting by our stockholders with respect to business transactions:

  •
  those transactions currently covered by Article EIGHTH would require the vote required by applicable law or our governing documents, rather than 80% of the voting stock then-outstanding; and
  •
  the Board will be able to effect, without obtaining stockholder approval, those transactions currently covered by Article EIGHTH that do not otherwise require stockholder approval under Delaware law.

Text of the Amendment

              The amendment to our Certificate of Incorporation that will eliminate the current provisions of Article EIGHTH, and replace it with a new statement that the Company expressly elects to be governed by Section 203 of the DGCL is reflected in Appendix E to this Proxy Statement and shows such proposed amendment to our Certificate of Incorporation, with deletions indicated by strike-outs and additions indicated by underlining. A copy of our Amended and Restated Certificate of Incorporation is set forth in Appendix G and reflects changes that will be made to our Certificate of Incorporation assuming Items 2 through 7 of this Proxy Statement are approved by our stockholders at the Annual Meeting, with deletions indicated by strike-outs and additions indicated by underlining. If this proposal is approved by our stockholders, we will amend and restate our Certificate of Incorporation to reflect the revisions contemplated by this proposal as set forth in Appendix E and the resulting Amended and Restated Certificate of Incorporation will become effective upon its filing with the Secretary of State of the State of Delaware, which is anticipated to occur promptly after the Annual Meeting.

Vote Required

              The affirmative vote of holders of at least 80% of the outstanding shares of common stock is needed to approve this proposal. Therefore, the failure to vote, either by proxy or in person, will have the same effect as a vote against the approval of the proposal. Abstentions also will have the same effect as a vote against the approval of the proposal. This proposal is considered a "non-routine" item upon which brokerage firms may not vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Therefore, broker "non-votes" will have the same effect as a vote against this proposal. Unless instructions to the contrary are specified in a proxy properly voted and returned through available channels, the proxies will be voted FOR this proposal.

Recommendation of the Board of Directors

              For the reasons described above, our Board of Directors believes that this proposal to amend our Certificate of Incorporation to eliminate the current provisions of Article EIGHTH, which govern business combinations with interested stockholders, and to replace it with a new statement that the Company expressly elects to be governed by Section 203 of the DGCL, as described in this proposal, is advisable and in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
STOCKHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT TO ELIMINATE
THE CURRENT PROVISIONS OF ARTICLE EIGHTH (WHICH GOVERNS
BUSINESS COMBINATIONS WITH INTERESTED STOCKHOLDERS) AND
REPLACE IT WITH A STATEMENT OF THE COMPANY'S EXPRESS INTENTION
TO BE GOVERNED BY SECTION 203 OF THE DGCL.

ITEM 6. TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO ELIMINATE ARTICLE NINTH (WHICH ENUMERATES FACTORS THAT THE BOARD OF DIRECTORS MAY CONSIDER IN CONNECTION WITH CERTAIN PROPOSED CORPORATE TRANSACTIONS)

              We are asking you to approve an amendment to our Certificate of Incorporation to eliminate Article NINTH (which enumerates factors that the Board of Directors may consider in connection with certain proposed corporation actions). Our Certificate of Incorporation in Article NINTH enumerates factors, including but not limited to social and economic factors, the Board may consider when evaluating any offer from a third party to (a) make a tender or exchange offer for any equity security of the Company, (b) merge or consolidate the Company with another corporation or entity or (c) purchase or otherwise acquire all or substantially all of the properties and assets of the Company.

              Our Board has unanimously approved, and recommends that all stockholders approve, the proposed amendment to our Certificate of Incorporation to eliminate Article NINTH of the Certificate of Incorporation. The discussion regarding this proposal is qualified in its entirety by reference to the complete text of the proposed amendment to Article NINTH of the Certificate of Incorporation, which is attached to this Proxy Statement as Appendix F and incorporated into this Proxy Statement by reference. We urge you to read carefully this proposed amendment to Article NINTH that is set forth in Appendix F in its entirety because this summary may not contain all the information about this amendment that is important to you.

Background of Proposal

              As part of the Board's review of our corporate governance policies, the Board considered the various positions for and against continued retention of Article NINTH of the Certificate of Incorporation. Delaware law establishes the parameters by which the board of directors of Delaware corporations such as the Company may consider and evaluate transactions similar to those described above from third parties, depending upon the proposed transaction structure and offered consideration. Delaware law that is applied to various transactions with third parties continues to evolve and change over time. However, Article NINTH was not designed to keep current with these changes. The Board has concluded that Article NINTH is unnecessary and should be removed. If Article NINTH is eliminated, the Board's analysis of a proposed transaction will continue to be based upon a review of that transaction under current Delaware law, rather than only the static factors enumerated under Article NINTH. To that end, the Board has determined that approving the elimination of Article

NINTH of the Certificate of Incorporation as described in this proposal is in the best interests of the Company and its stockholders.

Text of the Amendment

              The proposed amendment to our Certificate of Incorporation, which is set forth in Appendix F to this Proxy Statement, shows the proposed elimination of Article NINTH of our Certificate of Incorporation, with deletions indicated by strike-outs. If this proposal is approved by our stockholders, we will amend and restate our Certificate of Incorporation to reflect the revisions contemplated by this proposal as set forth in Appendix F and the resulting Amended and Restated Certificate of Incorporation will become effective upon its filing with the Secretary of State of the State of Delaware, which is anticipated to occur promptly after the Annual Meeting.

Vote Required

              The affirmative vote of holders of at least a majority of the outstanding shares of common stock is needed to approve this proposal. Therefore, the failure to vote, either by proxy or in person, will have the same effect as a vote against the approval of the proposal. Abstentions also will have the same effect as a vote against the approval of the proposal. This proposal to amend Article NINTH of our Certificate of Incorporation is considered a "non-routine" item upon which brokerage firms may not vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Therefore, broker "non-votes" will have the same effect as a vote against this proposal. Unless instructions to the contrary are specified in a proxy properly voted and returned through available channels, the proxies will be voted FOR this proposal.

Recommendation of the Board of Directors

              For the reasons described above, our Board of Directors believes that this proposal to amend our Certificate of Incorporation by removing Article NINTH is advisable and in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO ELIMINATE ARTICLE NINTH (WHICH ENUMERATES FACTORS THAT THE BOARD OF DIRECTORS MAY CONSIDER IN CONNECTION WITH CERTAIN PROPOSED CORPORATE TRANSACTIONS)

 ITEM 7. TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK FROM 15,000,000 TO 25,000,000 SHARES

              We are asking you to approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock. Our Certificate of Incorporation provides for the authorization of 15,000,000 shares of common stock. Our Board has approved, and recommends that all stockholders approve, the proposed amendment to our Certificate of Incorporation to increase the authorized shares of common stock from 15,000,000 to 25,000,000 shares. The discussion regarding this proposal is qualified in its entirety by reference to the complete text of the proposed amendment to Section A, Article FOURTH of our Certificate of Incorporation, which is attached to this Proxy Statement as Appendix B and incorporated into this Proxy Statement by reference. We urge you to read carefully this proposed amendment to Section A, Article FOURTH that is set forth in Appendix B in its entirety because this summary may not contain all the information about this amendment that is important to you.

Background of Proposal

              The Board has proposed this increase in authorized shares of Common Stock to ensure that we have sufficient shares of common stock available for general corporate purposes including, without limitation, to have sufficient shares of common stock available to the extent that we want to offer our common stock in full or partial consideration for acquisition opportunities that we may pursue from time to time, to raise capital to the extent deemed appropriate, and to provide equity incentives to employees. Currently, we do not have any arrangements, agreements or understandings to issue shares in connection with any of the foregoing activities, except with respect to awards that may be made pursuant to the Company's 2012 Long-Term Incentive Plan, subject to stockholder approval.

              As of the Record Date, 10,329,934 shares of our common stock were issued and outstanding and an additional 561,750 shares of common stock were reserved for issuance upon the exercise of outstanding rights to acquire common stock allocated by the Company under its various compensation plans, and 4,108,316 shares of common stock remain currently available for issuance by us.

              The additional shares of common stock authorized by the proposed amendment to Section A, Article FOURTH will be available for issuance at the direction of the Board from time to time for any proper corporate purpose, including, without limitation, the raising of additional capital for use in our business, future acquisitions of other companies, issuances of common stock pursuant to employee benefit plans, each as discussed above, as well as stock dividends, stock splits and other general corporate purposes. Certain issuances of common stock approved by the Board, however, may also require the approval by our stockholders under applicable law or NASDAQ rules. The proposed amendment to Section A, Article FOURTH does not change the terms of our common stock. The additional shares of common stock to be authorized by the proposed amendment to Section A, Article FOURTH will have the same voting rights, the same rights to dividends and distributions and will be identical in all other respects to the common stock now authorized. Approval of the proposed amendment to Section A, Article FOURTH will not affect the rights of the holders of our currently outstanding common stock, except for incidental effects that would only occur as a result of increasing the number of shares of common stock outstanding, such as dilution of the earnings per share and dilution of voting rights of current holders of common stock.

              The following table sets forth information with respect to our common stock:

Currently Authorized Shares	Currently Outstanding Shares (1)	Shares Currently Reserved for Issuance (2)	Shares Currently Available for Issuance	Proposed Authorized Shares (3)	Shares Potentially Available for Issuance (4)

15,000,000	10,329,934	561,750	4,108,316	25,000,000	14,108,316

    (1)
    As of the close of business on the Record Date.

    (2)
    Consists of shares of common stock reserved for issuance under our 2004 Long-term Incentive Plan. Does not include the shares authorized under the Company's 2012 Long-Term Incentive Plan, which is further discussed in Item 10 below.

    (3)
    The number of authorized shares of common stock, if this Item 7 is approved by our stockholders.

    (4)
    The number of shares of common stock available for issuance, if this Item 7 is approved by our stockholders.

Anti-Takeover Issues

              This proposal has not been made in response to, and is not being presented to deter, any effort to obtain control of the Company and is not being proposed as an anti-takeover measure. Nevertheless, the proposed increase in the number of authorized shares of common stock may discourage or make it more difficult to effect a change in control of the Company. For example, we could issue additional shares to dilute the voting power of, create voting impediments for, or otherwise frustrate the efforts of persons seeking to take over or gain control of the Company, whether or not the change in control is favored by a majority of our unaffiliated stockholders. We could also privately place shares of common stock with purchasers who would side with our Board in opposing a hostile takeover bid.

Text of the Amendment

              The proposed amendment to our Certificate of Incorporation, which is set forth in Appendix B to this Proxy Statement, shows the proposed amendments to Section A, Article FOURTH of our Certificate of Incorporation increasing the authorized shares of common stock, with deletions indicated by strike-outs and additions indicated by underlining. If this proposal is approved by our stockholders, we will amend and restate our Certificate of Incorporation to reflect the revisions contemplated by this proposal as set forth in Appendix B and the resulting Amended and Restated Certificate of Incorporation will become effective upon its filing with the Secretary of State of the State of Delaware, which is anticipated to occur promptly after the Annual Meeting.

Vote Required

              The affirmative vote of holders of at least the majority of the outstanding shares of our common stock is needed to approve this proposal. Therefore, the failure to vote, either by proxy or in person, will have the same effect as a vote against the approval of the proposal. Abstentions also will have the same effect as a vote against the approval of the proposal. This proposal to amend Section A, Article FOURTH of our Certificate of Incorporation is considered a "non-routine" item upon which brokerage firms may not vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Therefore, broker "non-votes" will have the same effect as a vote against the approval of the proposal. Unless instructions to the contrary are specified in a proxy properly voted and returned through available channels, the proxies will be voted FOR this proposal.

Recommendation of the Board of Directors

              For the reasons described above, our Board of Directors believes that this proposal to amend Section A, Article FOURTH of our Certificate of Incorporation to increase the number of authorized shares of common stock from 15,000,000 to 25,000,000 shares is advisable and in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

 ITEM 8. TO APPROVE, ON A NON-BINDING ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

              The Board believes that the Company's compensation policies and procedures are appropriately aligned with the long-term interest of its stockholders. The Board also believes that both the Company and stockholders benefit from responsive corporate governance policies and constructive and consistent dialogue.

              Although currently not required under the SEC's rules implementing the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), our Board is voluntarily submitting for stockholder approval, on an advisory basis, the compensation paid to our Named Executive Officers as described in this Proxy Statement.

              This proposal, commonly known as a "say-on-pay" proposal, gives you as a stockholder the opportunity to endorse or not endorse our executive pay program through the following resolution:

    "RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED."

              As described in detail in the Compensation Discussion and Analysis, we intend for our compensation program to align the interests of our executive officers with those of the stockholders by rewarding performance for implementing the Company's various strategies, with the ultimate goal of improving long-term stockholder value. We evaluate both performance and compensation to ensure that we maintain our ability to attract and retain employees in key positions, and to ensure that compensation provided to key employees keeps these employees focused on franchise value creation. Our compensation program includes

  •
  Base salary;

  •
  Annual discretionary cash incentive awards;

  •
  Long-term equity incentive awards,

  •
  Retirement plans and other benefits; and

  •
  Other executive benefits, such as perquisites and severance benefits.

Vote Required

              Your vote on this proposal is an advisory vote, which means that the Company and the Board are not required is required to take any action based on the outcome of the vote. However, the Compensation Committee will seriously consider the vote of our stockholders on this proposal when determining the nature and scope of future executive compensation programs.

              The affirmative vote of holders of the majority of the shares for which votes are cast at the Annual Meeting is needed to approve this proposal on a non-binding advisory basis. Abstentions and broker non-votes will not be counted as votes cast and, therefore, will not affect this proposal. Further, the failure to vote, either by proxy or in person, will not have an effect on this proposal. Unless instructions to the contrary are specified in a proxy properly voted and returned through available channels, the proxies will be voted FOR this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
STOCKHOLDERS VOTE "FOR" APPROVAL OF THE
COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

 ITEM 9. TO APPROVE, ON A NON-BINDING ADVISORY BASIS, THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE NAMED EXECUTIVE OFFICER COMPENSATION

              As described in Item 8 above, our stockholders are being provided with the opportunity to cast an advisory vote on the Company's executive compensation program. The advisory vote on executive compensation described in Item 8 is commonly referred to as a "say-on-pay" vote.

              This Item 9 provides stockholders with the opportunity to cast an advisory vote on how often we should include a say-on-pay vote in our proxy materials for future annual stockholder meetings (or a special stockholder meeting for which we must include executive compensation information in the Proxy Statement for that meeting). The vote on this proposal is not binding on the Company but will be considered by the Compensation Committee as it administers the Company's executive compensation program. Stockholders may vote for a frequency of say-on-pay votes of one, two, or three years, or may abstain from voting

              The Company values the opinions expressed by stockholders and will consider the outcome of these votes in making its decisions on executive compensation in the future. We believe that say-on-pay votes should be conducted every year so that stockholders may annually express their views on the Company's executive compensation program.

              You may cast your vote on your preferred voting frequency by choosing the option of once every year ("1 year"), once every two years ("2 years"), once every three years ("3 years"), or you may abstain from voting on the following resolution:

    "RESOLVED, that the option of once every year, once every two years, or once every three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency for holding an advisory stockholder vote to approve the compensation of the named executive officers, as disclosed in the Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table, and the other related tables and disclosure."

Vote Required

              The option of 1 year, 2 years or 3 years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation recommended by stockholders. While this vote on the frequency of the advisory vote on executive compensation is non-binding, the Board and the Compensation Committee will consider the outcome of the vote when determining the frequency of the advisory vote on executive compensation. The Board may determine that it is advisable and in the best interests of the stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option preferred by stockholders.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
STOCKHOLDERS VOTE "FOR" THE "EVERY YEAR" OPTION
AS THE FREQUENCY FOR THE ADVISORY VOTE ON EXECUTIVE COMPENSATION.

 ITEM 10. TO APPROVE THE COMPANY'S 2012 LONG-TERM INCENTIVE PLAN

Purpose of the 2012 Long-Term Incentive Plan

              On March 28, 2012, the Board of Directors, upon the recommendation of the Compensation Committee, unanimously approved the Company's 2012 Long-Term Incentive Plan subject to stockholder approval of the 2012 Long-Term Incentive Plan.

              The 2012 Long-Term Incentive Plan is intended to promote the long-term interests of the Company and its stockholders by providing a broad based group of employees, officers, directors, consultants and independent contractors with equity-based incentives and rewards to encourage them to enter into and continue in the employ of the Company. The equity-based incentives and rewards provided under the 2012 Long-Term Incentive Plan also give recipients a proprietary interest in the long-term success of the Company, thereby aligning their interests with those of our stockholders.

              The 2012 Long-Term Incentive Plan is attached as Appendix H to this Proxy Statement. The following description of the material terms of the 2012 Long-Term Incentive Plan is qualified in its entirety by the complete text of the 2012 Long-Term Incentive Plan.

Description of the Principal Features of the 2012 Long-Term Incentive Plan

              Types of Awards.    Grants under the 2012 Long-Term Incentive Plan may be made in the form of stock options, restricted stock, and stock appreciation rights ("SARs").

              Number of Authorized Shares.    Subject to adjustment as provided in the 2012 Long-Term Incentive Plan, the number of shares of common stock that may be issued or transferred shall not in the aggregate exceed 620,000, which is equal to approximately six percent (6%) of our outstanding shares of common stock as of the Record Date.

              Change in Capitalization.    In the event of any equity restructuring, merger, consolidation or the like such as a stock dividend, stock split, spinoff, rights offering or recapitalization, the Compensation Committee shall cause an equitable adjustment to be made (i) in the number and kind of shares of our common stock that may be delivered under the 2012 Long-Term Incentive Plan and (ii) with respect to outstanding awards, in the number and kind of shares subject to outstanding awards, and the exercise price, grant price or other price of shares subject to outstanding awards.

              Eligibility and Participation.    Eligible participants include all officers, employees, directors, consultants and independent contractors of the Company and our subsidiaries, as determined by the Compensation Committee.

              Transferability.    Awards generally are restricted as to transferability although certain awards may be transferable by will or the laws of descent and distribution.

              Amendment and Termination.    The 2012 Long-Term Incentive Plan may be amended or terminated by our Board of Directors at any time and, subject to limitations under the 2012 Long-Term Incentive Plan, the awards granted under the 2012 Long-Term Incentive Plan may be amended by the Compensation Committee at any time, provided that no such action to the plan or an award may, without a participant's consent, adversely affect any previously granted award.

              Effective Date and Duration.    If approved by our stockholders, the 2012 Long-Term Incentive Plan will become effective on May 30, 2012, and will authorize the granting of awards for up to ten years. The 2012 Long-Term Incentive Plan will remain in effect with respect to outstanding awards until no awards remain outstanding.

Types of Awards

              The following is a general description of the types of awards that may be granted under the 2012 Long-Term Incentive Plan. Terms and conditions of awards will be determined on a grant-by-grant basis by the Compensation Committee, subject to the limitations contained in the 2012 Long-Term Incentive Plan.

              Stock Options.    The Compensation Committee may grant incentive stock options ("ISOs") or nonqualified stock options ("NQSOs") under the 2012 Long-Term Incentive Plan. The exercise price for each such award will be at least equal to 100% of the fair market value of a share of common stock on the date of grant (110% of fair market value in the case of an ISO granted to a person who owns more than 10% of the voting power of all classes of stock of the Company or any subsidiary). Options will expire at such times and will have such other terms and conditions as the Compensation Committee may determine at the time of grant; provided, however, that no option may be exercisable later than the tenth anniversary of its grant (fifth anniversary in the case of an ISO granted to a person who owns more than 10% of the voting power of all classes of stock of the Company or any subsidiary). The exercise price of options granted under the 2012 Long-Term Incentive Plan generally may be paid in cash or check. The Compensation Committee may, in its discretion, permit a participant to exercise vested and exercisable options by surrendering an amount of common stock already owned by the participant equal to the options' exercise price.

              ISOs and NQSOs generally shall vest and be exercisable in full on the third (3rd) anniversary of the date of grant, unless otherwise determined in the sole discretion of the Compensation Committee. No vesting shall occur on or after the date that a participant's employment or personal services contract with the Company terminates for any reason, except as may be set forth in the applicable award agreement. Notwithstanding the general rule described above, and subject to certain limitations, a participant's options shall vest immediately upon death, disability or retirement, a change of control or upon the participant's termination without cause or resignation with good reason.

              Restricted Stock.    The Compensation Committee is authorized to award restricted stock under the 2012 Long-Term Incentive Plan. Restricted stock is an award that is non-transferable and subject to a substantial risk of forfeiture until vesting conditions, which can be related to continued service or other conditions established by the Compensation Committee, are satisfied. Prior to vesting, holders of restricted stock may receive dividends and voting rights. If the vesting conditions are not satisfied, the participant forfeits the shares.

              Unless accelerated under certain circumstances, the restrictions imposed on shares shall lapse in accordance with the vesting requirements specified by the Compensation Committee in an applicable award agreement. Such vesting requirements may be based on the continued employment of the participant with the Company for a specified time period, or upon the attainment of specified business goals or measures established by the Compensation Committee in its sole discretion. Notwithstanding the general rule described above, and subject to certain limitations, a participant's restricted stock award shall vest immediately upon a change in control, the participant's death while in the employ of the Company, the participant's termination of employment as a result of disability, the participant's termination without cause or the participant's resignation with good reason, except as determined in the sole discretion of the Compensation Committee and set forth in an applicable award agreement.

              Stock Appreciation Rights.    The Compensation Committee may grant SARs under the 2012 Long-Term Incentive Plan which may be in the form of freestanding SARs (SARs granted independently of any option), tandem SARs (SARS granted in connection with a related option) or a combination thereof. The grant price of a freestanding SAR will be equal to the fair market value of a share of common stock on the date of grant. The grant price of a tandem SAR will be equal to the exercise price of the related option. Freestanding SARs may be exercised upon such terms and conditions as are imposed by the Compensation Committee and set forth in a participant's award agreement. Tandem SARs may be exercised only with respect to the shares of common stock for which its related option is exercisable. Upon exercise of a SAR, a participant will receive the product of the excess of the fair market value of a share of common stock on the date of exercise over the grant price multiplied by the number of shares with respect to which the SAR is exercised.

Certain U.S. Federal Income Tax Consequences

              Set forth below is a summary discussion of the United States federal income tax consequences associated with the grant of awards pursuant to the 2012 Long-Term Incentive Plan. The following discussion is not intended to be exhaustive and reference is made to the Internal Revenue Code of 1986, as amended, and the regulations and interpretations issued thereunder for a complete statement of all relevant federal tax consequences. This summary does not describe the state, local or foreign tax consequences that may be associated with the grant of awards under the 2012 Long-Term Incentive Plan.

              Incentive Stock Options.    In general, no taxable income is realized by a participant upon the grant of an ISO. If shares of common stock are issued to a participant pursuant to the exercise of an ISO, then, generally (i) the participant will not realize ordinary income with respect to the exercise of the option, (ii) upon sale of the underlying shares acquired upon the exercise of an ISO, any amount realized in excess of the exercise price paid for the shares will be taxed to the participant as capital gain and (iii) the Company will not be entitled to a compensation deduction. The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the purchase price generally will, however, constitute an item which increases the participant's income for purposes of the alternative minimum tax. However, if the participant disposes of the shares acquired on exercise of ISO before the later of the second anniversary of the date of grant or one year after the receipt of the shares by the participant (a "Disqualifying Disposition"), the participant generally would include in ordinary income in the year of the Disqualifying Disposition an amount equal to the excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares), over the exercise price paid for the shares. If ordinary income is recognized due to a Disqualifying Disposition, the Company would generally be entitled to a compensation deduction in the same amount. Subject to certain exceptions, an ISO generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, it will be treated for tax purposes as an NQSO, as discussed below.

              Nonqualified Stock Options.    In general, no taxable income is realized by a participant upon the grant of an NQSO. Upon exercise of an NQSO, the participant generally would include in ordinary income at the time of exercise an amount equal to the excess, if any, of the fair market value of the shares at the time of exercise over the exercise price paid for the shares. At the time the participant recognizes ordinary income, the Company generally will be entitled to a compensation deduction in the same amount. In the event of a subsequent sale of shares received upon the exercise of an NQSO, any appreciation after the date on which taxable income is realized by the participant in respect of the option exercise should be taxed as capital gain in an amount equal to the excess of the sales proceeds for the shares over the participant's basis in such shares. The participant's basis in the shares will generally equal the amount paid for the shares plus the amount included in ordinary income by the participant upon exercise of the NQSO.

              Restricted Stock.    In general, a participant will not recognize any income upon the grant of restricted stock, unless the participant elects under Section 83(b) of the Code, within thirty days of such grant, to recognize ordinary income in an amount equal to the fair market value of the restricted stock at the time of grant, less any amount paid for the shares. If the election is made, the participant will not be allowed a deduction for amounts subsequently required to be returned to the Company. If the election is not made, the participant will generally recognize ordinary income on the date that the restrictions to which the restricted stock lapse, in an amount equal to the fair market value of such shares on such date, less any amount paid for the shares. At the time the participant recognizes ordinary income, the Company generally will be entitled to a deduction in the same amount. Generally, upon a sale or other disposition of restricted stock with respect to which the participant has recognized ordinary income (i.e., where a Section 83(b) election was previously made or the restrictions were previously removed), the participant will recognize capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the participant's basis in such shares.

              Stock Appreciation Rights.    In general, the grant of a SAR will not result in income for the participant or in a tax deduction for the Company. Upon the settlement of a SAR, the participant will recognize ordinary income equal to the aggregate value of the payment received, and the Company generally will be entitled to a tax deduction at such time in the same amount.

Vote Required

              The affirmative vote of holders of the majority of the shares for which votes are cast at the Annual Meeting is needed to approve this proposal and approve of the adoption of the 2012 Long-Term Incentive Plan. Abstentions and broker non-votes will not be counted as votes cast and, therefore, will not affect this proposal. Further, the failure to vote, either by proxy or in person, will not have an effect on this proposal. Unless instructions to the contrary are specified in a proxy properly voted and returned through available channels, the proxies will be voted FOR this proposal.

Recommendation of the Board of Directors

              For the reasons described above, our Board of Directors believes that this proposal to adopt the 2012 Long-Term Incentive Plan is advisable and in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PACIFIC PREMIER BANCORP, INC. 2012 LONG-TERM INCENTIVE PLAN.

ITEM 11. TO RATIFY THE APPOINTMENT OF VAVRINEK, TRINE, DAY & CO., LLP AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDED DECEMBER 31, 2012

              The Company's independent auditors for its fiscal year ended December 31, 2011 were VTD, independent public accountants. The Audit Committee of the Board of Directors considered the qualifications and experience of VTD, and, in consultation with the Board of Directors of the Company, appointed them as independent auditors for the Company for the current fiscal year which ends December 31, 2012. Although ratification of our independent auditors by stockholders is not required by law, the Audit Committee and Board of Directors desire to obtain the stockholders' ratification of such appointment. If ratification of VTD as our independent auditors is not approved by stockholders, the matter will be referred to the Audit Committee for further review.

              Representatives of VTD will be present at the Annual Meeting of Stockholders, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions submitted to the Secretary of the Company in advance of the Annual Meeting.

Vote Required

              The affirmative vote of holders of the majority of the shares for which votes are cast at the Annual Meeting is needed to approve this proposal. Abstentions and broker non-votes will not be counted as votes cast and, therefore, will not affect this proposal. Further, the failure to vote, either by proxy or in person, will not have an effect on this proposal. Unless instructions to the contrary are specified in a proxy properly voted and returned through available channels, the proxies will be voted FOR this proposal.

Recommendation of the Board of Directors

              Our Board of Directors believes that this proposal is advisable and in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF VAVRINEK, TRINE, DAY & CO., LLP AS THE COMPANY'S INDEPENDENT AUDITOR.

Fees

              Aggregate fees for professional services rendered to the Company by VTD for the years ended December 31, 2011 and 2010 were as follows:

	2011	2010

Audit fees	$125,000	$84,000
Audit-related fees	10,000	13,000

Audit and audit-related fees	135,000	97,000

Tax compliance fees	19,000	14,000
All other fees	27,000	50,000

Total fees	$181,000	$161,000

    Audit Fees

              Audit fees are related to the audit of the Company's annual financial statements for the years ended December 31, 2011 and 2010, and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q and 10-K for those years.

    Audit-Related Fees

              Audit-related fees for each of 2011 and 2010 included fees for audits of the Company's 401(k) plan.

    Tax Fees

              Tax fees in both 2011 and 2010 consisted of tax compliance services in preparation of the Company's tax returns filed with the Internal Revenue Service and various state tax agencies.

    All Other Fees

              All other fees for 2011, included fees related to the acquisition of Canyon National and 2010 included fees paid related to internal control procedures and internal compliance with management's assessment of internal controls.

Audit Committee Pre-Approval Policies and Procedures

              The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specified audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it.

              In 2011, 100% of Audit-Related Fees, Tax Fees and All Other Fees were pre-approved by the Audit Committee.

ITEM 12. ADJOURNMENT OF THE ANNUAL MEETING

              In the event there are not sufficient votes at the time of the Annual Meeting to approve Items 2 through 7, and 10, our Board of Directors may propose to adjourn the Annual Meeting to a later date or dates in order to permit the solicitation of additional proxies. Pursuant to the DGCL, the

Board of Directors is not required to fix a new record date to determine the stockholders entitled to vote at the adjourned meeting. If the Board of Directors does not fix a new record date, it is not necessary to give any notice of the time and place of the adjourned meeting other than an announcement at the meeting at which the adjournment is taken unless the adjournment is for more than 30 days. If a new record date is fixed, notice of the adjourned meeting shall be given as in the case of an original meeting.

              In order to permit proxies that have been received by us at the time of the Annual Meeting to be voted for an adjournment, if necessary, we have submitted this proposal to you as a separate matter for your consideration (the "Adjournment Proposal"). If approved, the Adjournment Proposal will authorize the holder of any proxy solicited by our Board of Directors to vote in favor of adjourning the Annual Meeting and any later adjournments. If our stockholders approve this Adjournment Proposal, we could adjourn the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of Items 2 through 7, and 10, including the solicitation of proxies from our stockholders who have previously voted against these proposals. Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against Items 2 through 7, and 10, have been received, we could adjourn the Annual Meeting without a vote on the proposal and seek to convince the holders of those shares to change their votes to votes in favor of the proposals.

Vote Required

              The affirmative vote of holders of the majority of the shares for which votes are cast at the Annual Meeting is needed to approve this proposal. Abstentions and broker non-votes will not be counted as votes cast and, therefore, will not affect this proposal. Further, the failure to vote, either by proxy or in person, will not have an effect on this proposal. Unless instructions to the contrary are specified in a proxy properly voted and returned through available channels, the proxies will be voted FOR this proposal.

Recommendation of the Board of Directors

              Our Board of Directors believes that this proposal is advisable and in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT STOCKHOLDERS VOTE "FOR" THE ADJOURNMENT PROPOSAL.

 REPORT OF THE AUDIT COMMITTEE

              The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

              The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2011 with management and with the independent auditors. Specifically, the Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, as amended by SAS 114 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other things:

  •
  Methods used to account for significant unusual transactions;

  •
  The effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

  •
  The process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and

  •
  Disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

              The Audit Committee has received the written disclosures and the letter from the Company's independent accountants, VTD, required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee. Additionally, the Audit Committee has discussed with VTD, the issue of its independence from the Company. Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2011. The Audit Committee also recommended the appointment of VTD as the Company's independent accountants for the year ending December 31, 2012.

AUDIT COMMITTEE
Michael L. McKennon, Chair Kenneth A. Boudreau Jeff C. Jones

ANNUAL REPORT

              A copy of our Annual Report on Form 10-K for the year ended December 31, 2011, including financial statements and schedules, accompanies this Proxy Statement.

              Additional copies of the Annual Report on Form 10-K for the year ended December 31, 2011 may be obtained without charge by writing to Investor Relations, Pacific Premier Bancorp, Inc., 1600 Sunflower Avenue, Costa Mesa, California 92626. This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2011, are also available at our website, www.ppbi.com under the Investor Relations section and from the SEC at its website, www.sec.gov.

 HOUSEHOLDING

              The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for Proxy Statements with respect to two or more stockholders sharing the same address by delivering a single Proxy Statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single Proxy Statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or us will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, or if you are receiving multiple copies of the Proxy Statement and wish to receive only one, please notify your broker or nominee if your shares are held in a brokerage account or other account or our agent, American Stock Transfer & Trust Co., if you hold registered shares. You can notify American Stock Transfer & Trust Co. by sending a written request to: American Stock Transfer & Trust Co., 59 Maiden Lane, New York, NY 10038, or by calling American Stock Transfer & Trust Co., at (800) 937-5449.

STOCKHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING

              Under the rules of the SEC and our bylaws, as amended, stockholder proposals that meet certain conditions may be included in our Proxy Statement and form of proxy for a particular annual meeting if they are presented to us in accordance with the following:

  •
  Stockholder proposals intended to be considered for inclusion in next year's Proxy Statement for the 2013 Annual Meeting of Stockholders must be received by the Company by December 18, 2012, which is one hundred twenty (120) days prior to the anniversary date that we released this Proxy Statement to our stockholders for the 2012 Annual Meeting of Stockholders.

  •
  Stockholders that intend to present a proposal at our 2013 Annual Meeting of Stockholders, but not to include the proposal in our Proxy Statement, must give notice of the proposal to our Secretary no sooner than January 30, 2013, which is one hundred twenty (120) days prior to May 30, 2013, which is the one-year anniversary of our 2012 Annual Meeting, but no later than March 1, 2013, which is ninety (90) days prior to May 30, 2013 (the one-year anniversary of our 2012 Annual Meeting). As set forth our bylaws, as amended, the stockholder's notice to the Secretary must contain certain required information.

  •
  If the date of the 2013 Annual meeting is held on a date more than thirty (30) calendar days before or sixty (60) days after May 30, 2013 (the one-year anniversary of our 2012 Annual Meeting), the stockholder's notice must be delivered to our Secretary no sooner than the 120th day prior to the 2013 Annual Meeting, and no later than (a) the 90th day prior to the date of the 2013 Annual Meeting, or (b) in the event the first public announcement of the date of the 2013 Annual Meeting is less than one hundred (100) days prior to the date of the 2013 Annual Meeting, the 10th day following the day on which public announcement of the date of the 2013 Annual Meeting is first made by the Company.

  •
  In the event the Board increases the number of directors to be elected to the Board and the public announcement of such increase is not made on or before February 19, 2013, which is one hundred (100) days prior to May 30, 2013 (the one-year anniversary of our 2012 Annual Meeting), stockholder nominees for the new directorships will be considered timely if provided to Secretary within 10 days of the public announcement.

  •
  Pursuant to Rule 14a-4(c)(1) promulgated under the Exchange Act the proxies designated by us for the 2012 Annual Meeting will have discretionary authority to vote with respect to any proposal received after March 5, 2012, which is forty-five (45) days before the date on which the Company first sent the proxy materials for the 2012 Annual Meeting of Stockholders. In addition, our bylaws, as amended, provide that any matter to be presented at the 2012 Annual Meeting must be proper business to be transacted at the Annual Meeting or a proper nomination to be decided on at the Annual Meeting and must have been properly brought before such meeting pursuant to our bylaws.

  •
  Our Secretary must receive notices of stockholder proposals or nominations in writing at the executive offices of the Company at 1600 Sunflower Avenue, Costa Mesa, California 92626, Attention: Secretary.

              No notice that a stockholder intends to present a proposal at the Company's 2012 Annual Meeting of Stockholders was received by the Company on or before March 1, 2012, which is ninety (90) days before the 2012 Annual Meeting of Stockholders.

OTHER MATTERS

              The Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

              Whether or not you intend to be present at the Annual Meeting, you are urged to promptly return your proxy card or vote via telephone or the Internet. If you are present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record-holder to vote personally at the Annual Meeting.

By Order of the Board of Directors,

Kent J. Smith Corporate Secretary Executive Vice President
Costa Mesa, California April 16, 2012

Appendix A

              Article SIXTH of the Company's Certificate of Incorporation would be amended as follows:

SIXTH:

              ~~A.          The number of Directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board. The Directors shall be divided into three classes, as nearly equal in number as reasonably possible, with the term of office of the first class to expire at the first annual meeting of stockholders, the term of office of the second class to expire at the annual meeting of stockholders one year thereafter and the term of office of the third class to expire at the annual meeting of stockholders two years thereafter with each Director to hold office until his or her successor shall have been duly elected and qualified. At each annual meeting of stockholders following such initial classification and election, Directors elected to succeed those Directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election with each Director to hold office until his or her successor shall have been duly elected and qualified.~~

              ~~B~~A.        Subject to the rights of holders of any series of Preferred Stock outstanding, the newly created directorships resulting from any increase in the authorized number of Directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause may be filled only by a majority vote of the Directors then in office, though less than a quorum, and Directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders ~~at which the term of office of the class to which they have been chosen expires~~. No decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.

              ~~C~~B.        Advance notice of stockholder nominations for the election of Directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

              ~~D~~C.       Subject to the rights of holders of any series of Preferred Stock then outstanding, any Director, or the entire Board of Directors, may be removed from office at any time~~, but only for~~ with or without cause and only by the affirmative vote of the holders of at least ~~80~~sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors (after giving effect to the provisions of Article FOURTH of this Certificate of Incorporation ("Article FOURTH")), voting together as a single class.

A-1

Appendix B

              Article FOURTH of the Company's Certificate of Incorporation would be amended as follows:

FOURTH:

              A.          The total number of shares of all classes of stock which the Corporation shall have authority to issue is ~~sixteen~~twenty-six million (~~16,000,000~~26,000,000) consisting of:

    1.
    One million (1,000,000) shares of Preferred Stock, par value one cent ($.01) per share (the "Preferred Stock"); and

    2.
    ~~Fifteen~~Twenty-five million (~~15,000,000~~25,000,000) shares of Common Stock, par value one cent ($.01) per share (the "Common Stock").

              B.           The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation.

              ~~C.           1. Notwithstanding any other provision of this Certificate of Incorporation, in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who, as of any record date for the determination of stockholders entitled to vote on any matter, beneficially owns in excess of 10% of the then- outstanding shares of Common Stock (the "Limit"), be entitled, or permitted to any vote in respect of the shares held in excess of the Limit. The number of votes which may be cast by any record owner by virtue of the provisions hereof in respect of Common Stock beneficially owned by such person beneficially owning shares in excess of the Limit shall be a number equal to the total number of votes which a single record owner of all Common Stock beneficially owned by such person would be entitled to cast, (subject to the provisions of this Article FOURTH) multiplied by a fraction, the numerator of which is the number of shares of such class or series which are both beneficially owned by such person and owned of record by such record owner and the denominator of which is the total number of shares of Common Stock beneficially owned by such person owning shares in excess of the Limit.~~

      ~~2.~~
      ~~The following definitions shall apply to this Section C of this Article FOURTH:~~

        ~~a.~~
        ~~"Affiliate" shall have the meaning ascribed to it in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, as in effect on the date of filing of this Certificate of Incorporation.~~

        ~~b.~~
        ~~b. "Beneficial ownership" shall be determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, (or any successor rule or statutory provision), or, if said Rule 13d-3 shall be rescinded and there shall be no successor rule or provision thereto, pursuant to said Rule 13d-3 as in effect on the date of filing of this Certificate of Incorporation; provided, however, that a person shall, in any event, also be deemed the "beneficial owner" of any Common Stock:~~

          (~~1~~)
          ~~which such person or any of its affiliates beneficially owns, directly or indirectly; or~~

              (~~2~~)
              ~~which such person or any of its affiliates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage 2 of time), pursuant to any agreement, arrangement or understanding (but shall not be deemed to be the beneficial owner of any voting shares solely by reason of an agreement, contract, or other arrangement with this Corporation to effect any transaction which is described in any one or more of clauses 1 through 5 of Section A of Article EIGHTH), or upon the exercise of conversion rights, exchange rights, warrants, or options or otherwise, or (ii) sole or shared voting or investment power with respect thereto pursuant to any agreement, arrangement, understanding, relationship or otherwise (but shall not be deemed to be the beneficial owner of any voting shares solely by reason of a revocable proxy granted for a particular meeting of stockholders, pursuant to a public solicitation of proxies for such meeting, with respect to shares of which neither such person nor any such Affiliate is otherwise deemed the beneficial owner); or~~

              (~~3~~)
              ~~which are beneficially owned, directly or indirectly, by any other person with which such first mentioned person or any of its Affiliates acts as a partnership, limited partnership, syndicate or other group pursuant to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of capital stock of this Corporation; and provided further, however, that (1) no Director or Officer of this Corporation (or any Affiliate of any such Director or Officer) shall, solely by reason of any or all of such Directors or Officers acting in their capacities as such, be deemed, for any purposes hereof, to beneficially own any Common Stock beneficially owned by any other such Director or Officer (or any Affiliate thereof), and (2) neither any employee stock ownership or similar plan of this Corporation or any subsidiary of this Corporation, nor any trustee with respect thereto or any Affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for any purposes hereof, to beneficially own any Common Stock held under any such 3 plan. For purposes only of computing the percentage of beneficial ownership of Common Stock of a person, the outstanding Common Stock shall include shares deemed owned by such person through application of this subsection but shall not include any other Common Stock which may be issuable by this Corporation pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise. For all other purposes, the outstanding Common Stock shall include only Common Stock then outstanding and shall not include any Common Stock which may be issuable by this Corporation pursuant to any agreement, or upon the exercise of conversion rights, warrants or options, or otherwise.~~

          ~~c.~~
          ~~The "Limit" shall mean 10% of the then-outstanding shares of Common Stock.~~

          ~~d.~~
          ~~A "person" shall include an individual, a firm, a group acting in concert, a corporation, a partnership, an association, a joint venture, a pool, a joint stock company, a trust, an unincorporated organization or similar company, a syndicate or any other group formed for the purpose of acquiring, holding or disposing of securities or any other entity.~~

      ~~3.~~
      ~~The Board of Directors shall have the power to construe and apply the provisions of this section and to make all determinations necessary or desirable to implement such provisions, including but not limited to matters with respect to (i) the number of shares of Common Stock beneficially owned by any person, (ii) whether a person is an affiliate of another, (iii) whether a person has an agreement, arrangement, or understanding with another as to the matters referred to in the definition of beneficial ownership, (iv) the application of any other definition or operative provision of the section to the given facts, or (v) any other matter relating to the applicability or effect of this section.~~

      ~~4.~~
      ~~The Board of Directors shall have the right to demand that any person who is reasonably believed to beneficially own Common Stock in excess of the Limit (or holds of record Common Stock beneficially owned by any person in excess of the Limit) supply 4 the Corporation with complete information as to (i) the record owner(s) of all shares beneficially owned by such person who is reasonably believed to own shares in excess of the Limit, and (ii) any other factual matter relating to the applicability or effect of this section as may reasonably be requested of such person.~~

      ~~5.~~
      ~~Except as otherwise provided by law or expressly provided in this Section C, the presence, in person or by proxy, of the holders of record of shares of capital stock of the Corporation entitling the holders thereof to cast a majority of the votes (after giving effect, if required, to the provisions of this Section C) entitled to be cast by the holders of shares of capital stock of the Corporation entitled to vote shall constitute a quorum at all meetings of the stockholders, and every reference in this Certificate of Incorporation to a majority or other proportion of capital stock (or the holders thereof) for purposes of determining any quorum requirement or any requirement for stockholder consent or approval shall be deemed to refer to such majority or other proportion of the votes (or the holders thereof) then entitled to be cast in respect of such capital stock.~~

      ~~6.~~
      ~~Any constructions, applications, or determinations made by the Board of Directors pursuant to this section in good faith and on the basis of such information and assistance as was then reasonably available for such purpose shall be conclusive and binding upon the Corporation and its stockholders.~~

      ~~7.~~
      ~~In the event any provision (or portion thereof) of this Section C shall be found to be invalid, prohibited or unenforceable for any reason, the remaining provisions (or portions thereof) of this Section shall remain in full force and effect, and shall be construed as if such invalid, prohibited or unenforceable provision had been stricken herefrom or otherwise rendered inapplicable, it being the intent of this Corporation and its stockholders that each such remaining provision (or portion thereof) of this Section C remain, to the fullest extent permitted by law, applicable and enforceable as to all stockholders, including stockholders owning an amount of stock over the Limit, notwithstanding any such finding.~~

Appendix C

              Article SEVENTH of the Company's Certificate of Incorporation would be amended as follows:

              SEVENTH: The Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the Corporation. Any adoption, amendment or repeal of the Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the Whole Board. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of this Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least ~~80~~sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of Directors (after giving effect to the provisions of Article FOURTH), voting together as a single class, shall be required to adopt, amend or repeal any provisions of the Bylaws of the Corporation.

C-1

Appendix D

              Article TWELFTH of the Company's Certificate of Incorporation would be amended as follows:

              TWELFTH: The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least ~~80~~sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of Directors (after giving effect to the provisions of Article FOURTH), voting together as a single class, shall be required to amend or repeal this Article TWELFTH, Section C of Article FOURTH, Sections C or D of Article FIFTH, Article SIXTH, Article SEVENTH~~, Article EIGHTH~~ or Article TENTH.

D-1

Appendix E

              Article EIGHTH of the Company's Certificate of Incorporation would be amended as follows:

              EIGHTH: The Corporation expressly elects to be governed by Section 203 of the General Corporation Law of the State of Delaware.

                  ~~A.          In addition to any affirmative vote required by law or this Certificate of Incorporation, and except as otherwise expressly provided in this Article EIGHTH:~~

      ~~1.~~
      ~~any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with (i) any Interested Stockholder (as hereinafter defined) or (ii) any other corporation (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate (as hereinafter defined) of an Interested Stockholder; or~~

      ~~2.~~
      ~~any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder, or any Affiliate of any 7 Interested Stockholder, of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value (as hereinafter defined) equaling or exceeding 25% or more of the combined assets of the Corporation and its Subsidiaries; or~~

      ~~3.~~
      ~~the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary to any Interested Stockholder or any Affiliate of any Interested Stockholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value (as hereinafter defined) equaling or exceeding 25% of the combined Fair Market Value of the outstanding common stock of the Corporation and its Subsidiaries, except for any issuance or transfer pursuant to an employee benefit plan of the Corporation or any Subsidiary thereof; or~~

      ~~4.~~
      ~~the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of an Interested Stockholder or any Affiliate of any Interested Stockholder; or~~

      ~~5.~~
      ~~any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which is directly or indirectly owned by any Interested Stockholder or any Affiliate of any Interested Stockholder; shall require the affirmative vote of the holders of at least 80% of the voting power of the then-outstanding shares of stock of the Corporation entitled to vote in the election of Directors (the "Voting Stock") (after giving effect to the provisions of Article FOURTH), voting together as a single class. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or by any other provisions of this Certificate of Incorporation or any Preferred Stock Designation in any agreement with any national securities exchange or otherwise.~~

                  ~~The term "Business Combination" as used in this Article EIGHTH shall mean any transaction which is referred to in any one or more of paragraphs 1 through 5 of Section A of this Article EIGHTH.~~

                  ~~B.           The provisions of Section A of this Article EIGHTH shall not be applicable to any particular Business Combination, and such Business Combination shall require only the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote after giving effect to the provisions of Article FOURTH, or such vote (if any), as is required by law or by this Certificate of Incorporation, if, in the case of any Business Combination that does not involve any cash or other consideration being received by the stockholders of the Corporation solely in their capacity as stockholders of the Corporation, the condition specified in the following paragraph 1 is met or, in the case of any other Business Combination, all of the conditions specified in either of the following paragraphs 1 or 2 are met:~~

      ~~1.~~
      ~~The Business Combination shall have been approved by a majority of the Disinterested Directors (as hereinafter defined).~~

      ~~2.~~
      ~~All of the following conditions shall have been met:~~

        ~~a.~~
        ~~The aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by the holders of Common Stock in such Business Combination shall at least be equal to the higher of the following~~

          (~~1~~)
          ~~(if applicable) the Highest Per Share Price (as hereinafter defined), including any brokerage commissions, transfer taxes and soliciting dealers' fees, paid by the Interested Stockholder or any of its Affiliates for any shares of Common Stock acquired by it (i) within the two-year period immediately prior to the first public announcement of the proposal of the Business Combination (the "Announcement Date"), or (ii) in the transaction in which it became an Interested Stockholder, whichever is higher.~~

          (~~2~~)
          ~~the Fair Market Value per share of Common Stock on the Announcement Date or on the date on which the Interested Stockholder became an Interested Stockholder (such latter date is referred to in this Article EIGHTH as the "Determination Date"), whichever is higher.~~

        ~~b.~~
        ~~The aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of 9 consideration other than cash to be received per share by holders of shares of any class of outstanding Voting Stock other than Common Stock shall be at least equal to the highest of the following (it being intended that the requirements of this subparagraph (b) shall be required to be met with respect to every such class of outstanding Voting Stock, whether or not the Interested Stockholder has previously acquired any shares of a particular class of Voting Stock):~~

          (~~1~~)
          ~~(if applicable) the Highest Per Share Price (as hereinafter defined), including any brokerage commissions, transfer taxes and soliciting dealers' fees, paid by the Interested Stockholder for any shares of such class of Voting Stock acquired by it (i) within the two-year period immediately prior to the Announcement Date, or (ii) in the transaction in which it became an Interested Stockholder, whichever is higher;~~

              (~~2~~)
              ~~(if applicable) the highest preferential amount per share to which the holders of shares of such class of Voting Stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation; and~~

              (~~3~~)
              ~~the Fair Market Value per share of such class of Voting Stock on the Announcement Date or on the Determination Date, whichever is higher.~~

          ~~c.~~
          ~~The consideration to be received by holders of a particular class of outstanding Voting Stock (including Common Stock) shall be in cash or in the same form as the Interested Stockholder has previously paid for shares of such class of Voting Stock. If the Interested Stockholder has paid for shares of any class of Voting Stock with varying forms of consideration, the form of consideration to be received per share by holders of shares of such class of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class of Voting Stock previously acquired by the Interested Stockholder. The price determined in accordance with subparagraph B.2 of this Article EIGHTH shall be subject to appropriate adjustment in the event of any stock dividend, stock split, combination of shares or similar event.~~

          ~~d.~~
          ~~After such Interested Stockholder has become an Interested Stockholder and prior to the consummation of such Business Combination: (1) except as approved by a majority of the Disinterested Directors (as hereinafter defined), there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends (whether or not cumulative) on any outstanding stock having preference over the Common Stock as to dividends or liquidation; (2) there shall have been (i) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a majority of the Disinterested Directors, and (ii) an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure to so increase such annual rate is approved by a majority of the Disinterested Directors, and (3) neither such Interested Stockholder or any of its Affiliates shall have become the beneficial owner of any additional shares of Voting Stock except as part of the transaction which results in such Interested Stockholder becoming an Interested Stockholder.~~

          ~~e.~~
          ~~After such Interested Stockholder has become an Interested Stockholder, such Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided, directly or indirectly, by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise.~~

          ~~f.~~
          ~~A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (or any subsequent provisions replacing such Act, and the~~

          ~~rules or regulations thereunder) shall be mailed to stockholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).~~

                  ~~C.           For the purposes of this Article EIGHTH:~~

          ~~1.~~
          ~~A "Person" shall include an individual, a firm, a group acting in concert, a corporation, a partnership, an association, a joint venture, a pool, a joint stock company, a trust, an unincorporated organization or similar company, a syndicate or any other group formed for the purpose of acquiring, holding or disposing of securities or any other entity.~~

          ~~2.~~
          ~~"Interested Stockholder" shall mean any person (other than the Corporation or any Holding Company or Subsidiary thereof) who or which:~~

            ~~a.~~
            ~~is the beneficial owner, directly or indirectly, of more than 10% of the voting power of the outstanding Voting Stock; or~~

            ~~b.~~
            ~~is an Affiliate of the Corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding Voting Stock; or~~

            ~~c.~~
            ~~is an assignee of or has otherwise succeeded to any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933, as amended.~~

          ~~3.~~
          ~~For purposes of this Article EIGHTH, "beneficial ownership" shall be determined in the manner provided in Section C of Article FOURTH hereof.~~

          ~~4.~~
          ~~"Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on the date of filing of this Certificate of Incorporation.~~

          ~~5.~~
          ~~"Subsidiary" means any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the Corporation; provided, however, that for the purposes of the 12 definition of Interested Stockholder set forth in Paragraph 2 of this Section C, the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the Corporation.~~

          ~~6.~~
          ~~"Disinterested Director" means any member of the Board of Directors who is unaffiliated with the Interested Stockholder and was a member of the Board of Directors prior to the time that the Interested Stockholder became an Interested Stockholder, and any Director who is thereafter chosen to fill any vacancy of the Board of Directors or who is elected and who, in either event, is unaffiliated with the Interested Stockholder and in connection with his or her initial assumption of office is recommended for~~

          ~~appointment or election by a majority of Disinterested Directors then on the Board of Directors.~~

          ~~7.~~
          ~~"Fair Market Value" means:~~

            ~~a.~~
            ~~in the case of stock, the highest closing sales price of the stock during the 30-day period immediately preceding the date in question of a share of such stock on the National Association of Securities Dealers Automated Quotation System or any system then in use, or, if such stock is admitted to trading on a principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended, Fair Market Value shall be the highest sale price reported during the 30-day period preceding the date in question, or, if no such quotations are available, the Fair Market Value on the date in question of a share of such stock as determined by the Board of Directors in good faith, in each case with respect to any class of stock, appropriately adjusted for any dividend or distribution in shares of such stock or any stock split or reclassification of outstanding shares of such stock into a greater number of shares of such stock or any combination or reclassification of outstanding shares of such stock into a smaller number of shares of such stock, and~~

            ~~b.~~
            ~~in the case of property other than cash or stock, the Fair Market Value of such property on the date in question as determined by the Board of Directors in good faith.~~

          ~~8.~~
          ~~Reference to "Highest Per Share Price" shall in each case with respect to any class of stock reflect an appropriate adjustment for any dividend or distribution in shares of such stock or any stock split or reclassification of outstanding shares of such stock into a greater number of shares of such stock or any combination or reclassification of outstanding shares of such stock into a smaller number of shares of such stock.~~

          ~~9.~~
          ~~In the event of any Business Combination in which the Corporation survives, the phrase "consideration other than cash to be received" as used in Subparagraphs (a) and (b) of Paragraph 2 of Section B of this Article EIGHTH shall include the shares of Common Stock and/or the shares of any other class of outstanding Voting Stock retained by the holders of such shares.~~

                  ~~D.          A majority of the Disinterested Directors of the Corporation shall have the power and duty to determine for the purposes of this Article EIGHTH, on the basis of information known to them after reasonable inquiry: (a) whether a person is an Interested Stockholder; (b) the number of shares of Voting Stock beneficially owned by any person; (c) whether a person is an Affiliate or Associate of another; and (d) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination has an aggregate Fair Market Value equaling or exceeding 25% of the combined Fair Market Value of the Common Stock of the Corporation and its Subsidiaries. A majority of the Disinterested Directors shall have the further power to interpret all of the terms and provisions of this Article EIGHTH.~~

                  ~~E.           Nothing contained in the Article EIGHTH shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.~~

                  ~~F.           Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Voting Stock required by law, this Certificate of Incorporation or any Preferred Stock Designation, the affirmative vote of the holders of at least 80 percent of the voting power of all of the then-outstanding shares of the Voting Stock (after giving effect to the provisions of Article FOURTH), voting together as a single class, shall be required to alter, amend or repeal this Article EIGHTH.~~

Appendix F

              Article NINTH of the Company's Certificate of Incorporation would be amended as follows:

              NINTH: ~~The Board of Directors of the Corporation, when evaluating any offer of another Person (as defined in Article EIGHTH hereof) to (A) make a tender or exchange offer for any equity security of the Corporation, (B) merge or consolidate the Corporation with 14 another corporation or entity or (C) purchase or otherwise acquire all or substantially all of the properties and assets of the Corporation, may, in connection with the exercise of its judgment in determining what is in the best interest of the Corporation and its stockholders, give due consideration to all relevant factors, including, without limitation, those factors that Directors of any subsidiary of the Corporation may consider in evaluating any action that may result in a change or potential change in the control of the subsidiary, and the social and economic effect of acceptance of such offer: on the Corporation's present and future customers and employees and those of its Subsidiaries (as defined in Article EIGHTH hereof); on the communities in which the Corporation and its Subsidiaries operate or are located; on the ability of the Corporation to fulfill its corporate objective as a savings and loan holding company under applicable laws and regulations; and on the ability of its subsidiary savings bank to fulfill the objectives of a federally-chartered stock form savings bank under applicable statutes and regulations.~~

F-1

Appendix G

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
PACIFIC PREMIER BANCORP, INC.
~~ARTICLES OF INCORPORATION~~
~~OF~~
~~PACIFIC PREMIER BANCORP, INC.~~

              Pacific Premier Bancorp, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware (the "DGCL"), does hereby certify as follows:

    1.
    The name of the Corporation is Pacific Premier Bancorp, Inc. The original certificate of incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware on December 6, 1996 under the name Life Financial Corp.

    2.
    This Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation and by the stockholders of the Corporation in accordance with Sections 242 and 245 of the DGCL.

    3.
    This Amended and Restated Certificate of Incorporation restates and integrates and further amends the original certificate of incorporation of the Corporation.

The text of the original certificate of incorporation, as amended, of the Corporation is amended and restated in its entirety as follows:

              FIRST: The name of the Corporation is Pacific Premier Bancorp, Inc. (hereinafter sometimes referred to as the "Corporation").

              SECOND: The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the registered agent at that address is The Corporation Trust Company.

              THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

              FOURTH:

              A.          The total number of shares of all classes of stock which the Corporation shall have authority to issue is ~~sixteen~~twenty-six million (~~16~~26,000,000) consisting of:

      1.
      One million (1,000,000) shares of Preferred Stock, par value one cent ($.01) per share (the "Preferred Stock"); and

      2.
      ~~Fifteen~~ Twenty-five million (~~15~~25,000,000) shares of Common Stock, par value one cent ($.01) per share (the "Common Stock").

              B.           The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation.

              ~~C.           1.     Notwithstanding any other provision of this Certificate of Incorporation, in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who, as of any record date for the determination of stockholders entitled to vote on any matter, beneficially owns in excess of 10% of the then- outstanding shares of Common Stock (the "Limit"), be entitled, or permitted to any vote in respect of the shares held in excess of the Limit. The number of votes which may be cast by any record owner by virtue of the provisions hereof in respect of Common Stock beneficially owned by such person beneficially owning shares in excess of the Limit shall be a number equal to the total number of votes which a single record owner of all Common Stock beneficially owned by such person would be entitled to cast, (subject to the provisions of this Article FOURTH) multiplied by a fraction, the numerator of which is the number of shares of such class or series which are both beneficially owned by such person and owned of record by such record owner and the denominator of which is the total number of shares of Common Stock beneficially owned by such person owning shares in excess of the Limit.~~

      ~~2.~~
      ~~The following definitions shall apply to this Section C of this Article FOURTH:~~

        ~~a.~~
        ~~"Affiliate" shall have the meaning ascribed to it in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, as in effect on the date of filing of this Certificate of Incorporation.~~

        ~~b.~~
        ~~"Beneficial ownership" shall be determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, (or any successor rule or statutory provision), or, if said Rule 13d-3 shall be rescinded and there shall be no successor rule or provision thereto, pursuant to said Rule 13d-3 as in effect on the date of filing of this Certificate of Incorporation; provided, however, that a person shall, in any event, also be deemed the "beneficial owner" of any Common Stock:~~

          (~~1~~)
          ~~which such person or any of its affiliates beneficially owns, directly or indirectly; or~~

          (~~2~~)
          ~~which such person or any of its affiliates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage 2 of time), pursuant to any agreement, arrangement or understanding (but shall not be deemed to be the beneficial owner of any voting shares solely by reason of an agreement, contract, or other arrangement with this Corporation to effect any transaction which is described in any one or more of clauses 1 through 5 of Section A of Article EIGHTH), or upon the exercise of conversion rights, exchange rights, warrants, or options or otherwise, or (ii) sole or shared voting or investment power with respect thereto pursuant to any agreement, arrangement, understanding, relationship or otherwise (but shall not be deemed to be the beneficial owner of any voting shares solely by reason of a revocable proxy granted for a particular meeting of stockholders, pursuant to a public solicitation of proxies for such meeting, with respect to shares of which neither such person nor any such Affiliate is otherwise deemed the beneficial owner); or~~

              (~~3~~)
              ~~which are beneficially owned, directly or indirectly, by any other person with which such first mentioned person or any of its Affiliates acts as a partnership, limited partnership, syndicate or other group pursuant to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of capital stock of this Corporation; and provided further, however, that (1) no Director or Officer of this Corporation (or any Affiliate of any such Director or Officer) shall, solely by reason of any or all of such Directors or Officers acting in their capacities as such, be deemed, for any purposes hereof, to beneficially own any Common Stock beneficially owned by any other such Director or Officer (or any Affiliate thereof), and (2) neither any employee stock ownership or similar plan of this Corporation or any subsidiary of this Corporation, nor any trustee with respect thereto or any Affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for any purposes hereof, to beneficially own any Common Stock held under any such 3 plan. For purposes only of computing the percentage of beneficial ownership of Common Stock of a person, the outstanding Common Stock shall include shares deemed owned by such person through application of this subsection but shall not include any other Common Stock which may be issuable by this Corporation pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise. For all other purposes, the outstanding Common Stock shall include only Common Stock then outstanding and shall not include any Common Stock which may be issuable by this Corporation pursuant to any agreement, or upon the exercise of conversion rights, warrants or options, or otherwise.~~

          ~~c.~~
          ~~The "Limit" shall mean 10% of the then-outstanding shares of Common Stock.~~

          ~~d.~~
          ~~A "person" shall include an individual, a firm, a group acting in concert, a corporation, a partnership, an association, a joint venture, a pool, a joint stock company, a trust, an unincorporated organization or similar company, a syndicate or any other group formed for the purpose of acquiring, holding or disposing of securities or any other entity.~~

      ~~3.~~
      ~~The Board of Directors shall have the power to construe and apply the provisions of this section and to make all determinations necessary or desirable to implement such provisions, including but not limited to matters with respect to (i) the number of shares of Common Stock beneficially owned by any person, (ii) whether a person is an affiliate of another, (iii) whether a person has an agreement, arrangement, or understanding with another as to the matters referred to in the definition of beneficial ownership, (iv) the application of any other definition or operative provision of the section to the given facts, or (v) any other matter relating to the applicability or effect of this section.~~

      ~~4.~~
      ~~The Board of Directors shall have the right to demand that any person who is reasonably believed to beneficially own Common Stock in excess of the Limit (or holds of record Common Stock beneficially owned by any person in excess of the Limit) supply 4 the Corporation with complete information as to (i) the record~~

      ~~owner(s) of all shares beneficially owned by such person who is reasonably believed to own shares in excess of the Limit, and (ii) any other factual matter relating to the applicability or effect of this section as may reasonably be requested of such person.~~

      ~~5.~~
      ~~Except as otherwise provided by law or expressly provided in this Section C, the presence, in person or by proxy, of the holders of record of shares of capital stock of the Corporation entitling the holders thereof to cast a majority of the votes (after giving effect, if required, to the provisions of this Section C) entitled to be cast by the holders of shares of capital stock of the Corporation entitled to vote shall constitute a quorum at all meetings of the stockholders, and every reference in this Certificate of Incorporation to a majority or other proportion of capital stock (or the holders thereof) for purposes of determining any quorum requirement or any requirement for stockholder consent or approval shall be deemed to refer to such majority or other proportion of the votes (or the holders thereof) then entitled to be cast in respect of such capital stock.~~

      ~~6.~~
      ~~Any constructions, applications, or determinations made by the Board of Directors pursuant to this section in good faith and on the basis of such information and assistance as was then reasonably available for such purpose shall be conclusive and binding upon the Corporation and its stockholders.~~

      ~~7.~~
      ~~In the event any provision (or portion thereof) of this Section C shall be found to be invalid, prohibited or unenforceable for any reason, the remaining provisions (or portions thereof) of this Section shall remain in full force and effect, and shall be construed as if such invalid, prohibited or unenforceable provision had been stricken herefrom or otherwise rendered inapplicable, it being the intent of this Corporation and its stockholders that each such remaining provision (or portion thereof) of this Section C remain, to the fullest extent permitted by law, applicable and enforceable as to all stockholders, including stockholders owning an amount of stock over the Limit, notwithstanding any such finding.~~

              FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its Directors and stockholders:

              A.          The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the Bylaws of the Corporation, the Directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

              B.           The Directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

              C.           Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

              D.          Special meetings of stockholders of the Corporation may be called only by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board or as otherwise provided in the Bylaws. The term "Whole Board" shall mean the total number of authorized directorships (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption).

              SIXTH:

              ~~A.          The number of Directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board. The Directors shall be divided into three classes, as nearly equal in number as reasonably possible, with the term of office of the first class to expire at the first annual meeting of stockholders, the term of office of the second class to expire at the annual meeting of stockholders one year thereafter and the term of office of the third class to expire at the annual meeting of stockholders two years thereafter with each Director to hold office until his or her successor shall have been duly elected and qualified. At each annual meeting of stockholders following such initial classification and election, Directors elected to succeed those Directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election with each Director to hold office until his or her successor shall have been duly elected and qualified.~~

              ~~B.~~A.       Subject to the rights of holders of any series of Preferred Stock outstanding, the newly created directorships resulting from any increase in the authorized number of Directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause may be filled only by a majority vote of the Directors then in office, though less than a quorum, and Directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders ~~at which the term of office of the class to which they have been chosen expires~~. No decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.

              ~~C.~~B.       Advance notice of stockholder nominations for the election of Directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

              ~~D.~~C.      Subject to the rights of holders of any series of Preferred Stock then outstanding, any Director, or the entire Board of Directors, may be removed from office at any time~~, but only for~~  with or without cause and only by the affirmative vote of the holders of at least ~~80~~sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors ~~(after giving effect to the provisions of Article FOURTH of this Certificate of Incorporation ("Article FOURTH"))~~, voting together as a single class.

              SEVENTH: The Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the Corporation. Any adoption, amendment or repeal of the Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the Whole Board. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of this Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least ~~80~~sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of Directors ~~(after giving effect to the provisions of Article FOURTH)~~, voting together as a single class, shall be required to adopt, amend or repeal any provisions of the Bylaws of the Corporation.

              EIGHTH: The Corporation expressly elects to be governed by Section 203 of the General Corporation Law of the State of Delaware.

              ~~A.          In addition to any affirmative vote required by law or this Certificate of Incorporation, and except as otherwise expressly provided in this Article EIGHTH:~~

      ~~1.~~
      ~~any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with (i) any Interested Stockholder (as hereinafter defined) or (ii) any other corporation (whether or not itself an Interested Stockholder) which is, or~~

      ~~after such merger or consolidation would be, an Affiliate (as hereinafter defined) of an Interested Stockholder; or~~

      ~~2.~~
      ~~any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder, or any Affiliate of any 7 Interested Stockholder, of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value (as hereinafter defined) equaling or exceeding 25% or more of the combined assets of the Corporation and its Subsidiaries; or~~

      ~~3.~~
      ~~the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary to any Interested Stockholder or any Affiliate of any Interested Stockholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value (as hereinafter defined) equaling or exceeding 25% of the combined Fair Market Value of the outstanding common stock of the Corporation and its Subsidiaries, except for any issuance or transfer pursuant to an employee benefit plan of the Corporation or any Subsidiary thereof; or~~

      ~~4.~~
      ~~the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of an Interested Stockholder or any Affiliate of any Interested Stockholder; or~~

      ~~5.~~
      ~~any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which is directly or indirectly owned by any Interested Stockholder or any Affiliate of any Interested Stockholder; shall require the affirmative vote of the holders of at least 80% of the voting power of the then-outstanding shares of stock of the Corporation entitled to vote in the election of Directors (the "Voting Stock") (after giving effect to the provisions of Article FOURTH), voting together as a single class. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or by any other provisions of this Certificate of Incorporation or any Preferred Stock Designation in any agreement with any national securities exchange or otherwise.~~

              ~~The term "Business Combination" as used in this Article EIGHTH shall mean any transaction which is referred to in any one or more of paragraphs 1 through 5 of Section A of this Article EIGHTH~~.

              ~~B.           The provisions of Section A of this Article EIGHTH shall not be applicable to any particular Business Combination, and such Business Combination shall require only the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote after giving effect to the provisions of Article FOURTH, or such vote (if any), as is required by law or by this Certificate of Incorporation, if, in the case of any Business Combination that does not involve any cash or other consideration being received by the stockholders of the Corporation solely in their capacity as stockholders of the Corporation, the condition specified in the following paragraph 1 is met or, in the,~~

~~case of any other Business Combination, all of the conditions specified in either of the following paragraphs 1 or 2 are met:~~

      ~~1.~~
      ~~The Business Combination shall have been approved by a majority of the Disinterested Directors (as hereinafter defined).~~

      ~~2.~~
      ~~All of the following conditions shall have been met:~~

        ~~a.~~
        ~~The aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by the holders of Common Stock in such Business Combination shall at least be equal to the higher of the following~~

          (~~1~~)
          ~~(if applicable) the Highest Per Share Price (as hereinafter defined), including any brokerage commissions, transfer taxes and soliciting dealers' fees, paid by the Interested Stockholder or any of its Affiliates for any shares of Common Stock acquired by it (i) within the two-year period immediately prior to the first public announcement of the proposal of the Business Combination (the "Announcement Date"), or (ii) in the transaction in which it became an Interested Stockholder, whichever is higher.~~

          (~~2~~)
          ~~the Fair Market Value per share of Common Stock on the Announcement Date or on the date on which the Interested Stockholder became an Interested Stockholder (such latter date is referred to in this Article EIGHTH as the "Determination Date"), whichever is higher.~~

        ~~b.~~
        ~~The aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of 9 consideration other than cash to be received per share by holders of shares of any class of outstanding Voting Stock other than Common Stock shall be at least equal to the highest of the following (it being intended that the requirements of this subparagraph (b) shall be required to be met with respect to every such class of outstanding Voting Stock, whether or not the Interested Stockholder has previously acquired any shares of a particular class of Voting Stock):~~

          (~~1~~)
          ~~(if applicable) the Highest Per Share Price (as hereinafter defined), including any brokerage commissions, transfer taxes and soliciting dealers' fees, paid by the Interested Stockholder for any shares of such class of Voting Stock acquired by it (i) within the two-year period immediately prior to the Announcement Date, or (ii) in the transaction in which it became an Interested Stockholder, whichever is higher;~~

          (~~2~~)
          ~~(if applicable) the highest preferential amount per share to which the holders of shares of such class of Voting Stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation; and~~

          (~~3~~)
          ~~the Fair Market Value per share of such class of Voting Stock on the Announcement Date or on the Determination Date, whichever is higher.~~

          ~~c.~~
          ~~The consideration to be received by holders of a particular class of outstanding Voting Stock (including Common Stock) shall be in cash or in the same form as the Interested Stockholder has previously paid for shares of such class of Voting Stock. If the Interested Stockholder has paid for shares of any class of Voting Stock with varying forms of consideration, the form of consideration to be received per share by holders of shares of such class of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class of Voting Stock previously acquired by the Interested Stockholder. The price determined in accordance with subparagraph B.2 of this Article EIGHTH shall be subject to appropriate adjustment in the event of any stock dividend, stock split, combination of shares or similar event.~~

          ~~d.~~
          ~~After such Interested Stockholder has become an Interested Stockholder and prior to the consummation of such Business Combination: (1) except as approved by a majority of the Disinterested Directors (as hereinafter defined), there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends (whether or not cumulative) on any outstanding stock having preference over the Common Stock as to dividends or liquidation; (2) there shall have been (i) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a majority of the Disinterested Directors, and (ii) an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure to so increase such annual rate is approved by a majority of the Disinterested Directors, and (3) neither such Interested Stockholder or any of its Affiliates shall have become the beneficial owner of any additional shares of Voting Stock except as part of the transaction which results in such Interested Stockholder becoming an Interested Stockholder.~~

          ~~e.~~
          ~~After such Interested Stockholder has become an Interested Stockholder, such Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided, directly or indirectly, by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise.~~

          ~~f.~~
          ~~A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (or any subsequent provisions replacing such Act, and the rules or regulations thereunder) shall be mailed to stockholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).~~

              ~~C.           For the purposes of this Article EIGHTH:~~

      ~~1.~~
      ~~A "Person" shall include an individual, a firm, a group acting in concert, a corporation, a partnership, an association, a joint venture, a pool, a joint stock company, a trust, an unincorporated organization or similar company, a syndicate or any other group formed for the purpose of acquiring, holding or disposing of securities or any other entity.~~

      ~~2.~~
      ~~"Interested Stockholder" shall mean any person (other than the Corporation or any Holding Company or Subsidiary thereof) who or which:~~

        ~~a.~~
        ~~is the beneficial owner, directly or indirectly, of more than 10% of the voting power of the outstanding Voting Stock; or~~

        ~~b.~~
        ~~is an Affiliate of the Corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding Voting Stock; or~~

        ~~c.~~
        ~~is an assignee of or has otherwise succeeded to any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933, as amended.~~

      ~~3.~~
      ~~For purposes of this Article EIGHTH, "beneficial ownership" shall be determined in the manner provided in Section C of Article FOURTH hereof.~~

      ~~4.~~
      ~~"Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on the date of filing of this Certificate of Incorporation.~~

      ~~5.~~
      ~~"Subsidiary" means any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the Corporation; provided, however, that for the purposes of the 12 definition of Interested Stockholder set forth in Paragraph 2 of this Section C, the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the Corporation.~~

      ~~6.~~
      ~~"Disinterested Director" means any member of the Board of Directors who is unaffiliated with the Interested Stockholder and was a member of the Board of Directors prior to the time that the Interested Stockholder became an Interested Stockholder, and any Director who is thereafter chosen to fill any vacancy of the Board of Directors or who is elected and who, in either event, is unaffiliated with the Interested Stockholder and in connection with his or her initial assumption of office is recommended for appointment or election by a majority of Disinterested Directors then on the Board of Directors.~~

      ~~7.~~
      ~~"Fair Market Value" means:~~

        ~~a.~~
        ~~in the case of stock, the highest closing sales price of the stock during the 30-day period immediately preceding the date in question of a share of such stock on the National Association of Securities Dealers Automated Quotation System or any system then in use, or, if such stock is admitted to trading on a principal United States securities exchange registered~~

          ~~under the Securities Exchange Act of 1934, as amended, Fair Market Value shall be the highest sale price reported during the 30-day period preceding the date in question, or, if no such quotations are available, the Fair Market Value on the date in question of a share of such stock as determined by the Board of Directors in good faith, in each case with respect to any class of stock, appropriately adjusted for any dividend or distribution in shares of such stock or any stock split or reclassification of outstanding shares of such stock into a greater number of shares of such stock or any combination or reclassification of outstanding shares of such stock into a smaller number of shares of such stock, and~~

          ~~b.~~
          ~~in the case of property other than cash or stock, the Fair Market Value of such property on the date in question as determined by the Board of Directors in good faith.~~

      ~~8.~~
      ~~Reference to "Highest Per Share Price" shall in each case with respect to any class of stock reflect an appropriate adjustment for any dividend or distribution in shares of such stock or any stock split or reclassification of outstanding shares of such stock into a greater number of shares of such stock or any combination or reclassification of outstanding shares of such stock into a smaller number of shares of such stock.~~

      ~~9.~~
      ~~In the event of any Business Combination in which the Corporation survives, the phrase "consideration other than cash to be received" as used in Subparagraphs (a) and (b) of Paragraph 2 of Section B of this Article EIGHTH shall include the shares of Common Stock and/or the shares of any other class of outstanding Voting Stock retained by the holders of such shares.~~

              ~~D.          A majority of the Disinterested Directors of the Corporation shall have the power and duty to determine for the purposes of this Article EIGHTH, on the basis of information known to them after reasonable inquiry: (a) whether a person is an Interested Stockholder; (b) the number of shares of Voting Stock beneficially owned by any person; (c) whether a person is an Affiliate or Associate of another; and (d) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination has an aggregate Fair Market Value equaling or exceeding 25% of the combined Fair Market Value of the Common Stock of the Corporation and its Subsidiaries. A majority of the Disinterested Directors shall have the further power to interpret all of the terms and provisions of this Article EIGHTH.~~

              ~~E.           Nothing contained in the Article EIGHTH shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.~~

              ~~F.           Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Voting Stock required by law, this Certificate of Incorporation or any Preferred Stock Designation, the affirmative vote of the holders of at least 80 percent of the voting power of all of the then-outstanding shares of the Voting Stock (after giving effect to the provisions of Article FOURTH), voting together as a single class, shall be required to alter, amend or repeal this Article EIGHTH.~~

              NINTH: ~~The Board of Directors of the Corporation, when evaluating any offer of another Person (as defined in Article EIGHTH hereof) to (A) make a tender or exchange offer for any equity security of the Corporation, (B) merge or consolidate the Corporation with 14 another corporation or entity or (C) purchase or otherwise acquire all or substantially all of the properties and assets of the Corporation, may, in connection with the exercise of its judgment in determining what is in the best~~

~~interest of the Corporation and its stockholders, give due consideration to all relevant factors, including, without limitation, those factors that Directors of any subsidiary of the Corporation may consider in evaluating any action that may result in a change or potential change in the control of the subsidiary, and the social and economic effect of acceptance of such offer: on the Corporation's present and future customers and employees and those of its Subsidiaries (as defined in Article EIGHTH hereof); on the communities in which the Corporation and its Subsidiaries operate or are located; on the ability of the Corporation to fulfill its corporate objective as a savings and loan holding company under applicable laws and regulations; and on the ability of its subsidiary savings bank to fulfill the objectives of a federally-chartered stock form savings bank under applicable statutes and regulations.~~

              ~~TENTH:~~

              A.          Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a Director or an Officer of the Corporation or is or was serving at the request of the Corporation as a Director, Officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a Director, Officer, employee or agent or in any other capacity while serving as a Director, Officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section C hereof with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

              B.           The right to indemnification conferred in Section A of this Article ~~TENTH~~NINTH shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a Director or Officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, services to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise. The rights to indemnification and to the advancement of expenses conferred in Sections A and B of this Article ~~TENTH~~NINTH shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a Director, Officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators.

              C.           If a claim under Section A or B of this Article ~~TENTH~~NINTH is not paid in full by the Corporation within ~~sixty~~60 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be ~~twenty~~20 days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expenses of prosecuting or defending such suit. In

(i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article ~~TENTH~~NINTH or otherwise shall be on the Corporation.

              D.          The rights to indemnification and to the advancement of expenses conferred in this Article ~~TENTH~~NINTH shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, ~~the Corporation's~~this Certificate of Incorporation, Bylaws of the Corporation, agreement, vote of stockholders or Disinterested Directors or otherwise.

              E.           The Corporation may maintain insurance, at its expense, to protect itself and any Director, Officer, employee or agent of the Corporation or subsidiary or Affiliate or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law. "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, as in effect on the date of filing of this Certificate of Incorporation.

              F.           The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article ~~TENTH~~NINTH with respect to the indemnification and advancement of expenses of Directors and Officers of the Corporation.

              ~~ELEVENTH:~~TENTH: A Director of this Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability (i) for any breach of the Director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the Director derived an improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of Directors, then the liability of a Director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

              Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a Director of the Corporation existing at the time of such repeal or modification.

              ~~TWELFTH~~ELEVENTH: The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least ~~80~~sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of Directors ~~(after giving effect to the provisions of Article FOURTH)~~, voting together as a single class, shall be required to amend or repeal this Article ~~TWELFTH, Section C of Article FOURTH~~ELEVENTH, Sections C or D of Article FIFTH, Article SIXTH, Article SEVENTH~~, Article EIGHTH~~ or Article ~~TENTH~~NINTH.

              ~~THIRTEENTH: The name and mailing address of the sole incorporator are as follows:~~

~~Name~~	~~Mailing Address~~
~~Karen A. Gimbutas~~	~~Morris, Nichols, Arsht & Tunnell 1201 North Market Street P.O. Box 1347 Wilmington, Delaware 19899-1347~~

              IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be executed on its behalf this [            ] day of [            ], 2012.~~I, THE UNDERSIGNED, being the incorporator, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate of Incorporation and do certify that the facts herein stated are true, and accordingly, have hereto set my hand this 6th day of December, 1996.~~

~~/s/ Karen A. Gimbutas Karen A. Gimbutas Incorporator~~
PACIFIC PREMIER BANCORP, INC.
Name:
Title:

Appendix H

PACIFIC PREMIER BANCORP, INC.
2012 LONG-TERM INCENTIVE PLAN

ARTICLE I
ESTABLISHMENT OF THE PLAN

              Pacific Premier Bancorp, Inc. and any Subsidiary thereof (together, the "Company") hereby establishes the 2012 Long-Term Incentive Plan (the "Plan") upon the terms and conditions hereinafter stated. The Purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging officers, employees, directors and individuals performing services for the Company as consultants or independent contractors to focus on critical long-range objectives, (b) encouraging the attraction and retention of officers, employees, directors, consultants and independent contractors with exceptional qualifications and (c) linking officers, employees, directors, consultants and independent contractors directly to stockholder interests through ownership of the Company. Awards granted under the Plan may be stock options, restricted stock or stock appreciation rights.

ARTICLE II
DEFINITIONS

              2.01       "Award" means any Option, Restricted Stock, or Stock Appreciation Right granted under the Plan.

              2.02       "Award Agreement" means the written agreement pursuant to Article VI hereof that sets forth the terms, conditions, restrictions and privileges for an Award and that incorporates the terms of the Plan.

              2.03       "Board" means the Board of Directors of the Company.

              2.04       "Cause" shall have the meaning set forth in the Participant's employment or other agreement with the Company, provided that if the Participant is not a party to any such employment or other agreement or such employment or other agreement does not contain a definition of Cause, then Cause shall mean: (i) a failure of the Participant to substantially perform his or her duties including, without limitation, repeated refusal to follow the reasonable directions of Participant's employer, knowing violation of law in the course of performance of the duties of Participant's employment with the Company, or repeated absences from work without a reasonable excuse, (ii) the Participant's willful misconduct or gross negligence, (iii) the Participant shall have committed an act of fraud, embezzlement, misappropriation or breach of fiduciary duty against the Company, or (iv) the Participant shall have been convicted by a court of competent jurisdiction of, or pleaded guilty or nolo contendere to, conduct constituting a felony.

              2.05       "Change in Control" means the occurrence of any of the following events subsequent to the date of this Agreement: (i) the acquisition of control of the Company as defined in the rules and regulations of the applicable banking regulators on the date hereof (provided that in applying the definition of Change in Control as set forth under the rules and regulations of the applicable banking regulators, the Board shall substitute its judgment for that of the applicable banking regulators); (ii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), after the date hereof, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any affiliate of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; (iii) the sale or other disposition of all or substantially all of the assets of the Company or the transfer by the Company of greater than 25% of the voting securities of the Company; or (iv) during any period of three consecutive years, individuals who at the beginning of such period constitute the Board of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

              2.06       "Code" means the Internal Revenue Code of 1986, as amended.

              2.07       "Common Stock" means shares of the common stock, par value $0.01 per share, of the Company.

              2.08       "Disability" means any physical or mental impairment which qualifies an Employee for disability benefits under any applicable long-term disability plan maintained by the Company or, if no such plan applies, which would qualify such Employee for disability benefits under the Federal Social Security System.

              2.09       "Effective Date" means the later of (i) the date upon which the Board approves the Plan and (ii) the date upon which a majority of the Company's stockholders vote to approve the Plan.

              2.10       "Employee" means any person who is employed by the Company and whose wages are reported on a Form W-2. The Company's classification as to who is an Employee shall be determinative for purposes of an individual's eligibility under the Plan.

              2.11       "Exchange Act" means the Securities Exchange Act of 1934, as amended.

              2.12       "Fair Market Value" of a share of the Company's Common Stock for all purposes under the Plan shall be the last transaction price of the Common Stock quoted for such date by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or the closing price reported by the New York Stock Exchange ("NYSE") or any other stock exchange or quotation or listing service (as published by the Wall Street Journal, if published) on such date or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded thereon or the last previous date on which a sale is reported. If the Common Stock is not traded on the NASDAQ, the NYSE or any other stock exchange, the Fair Market Value of the Common Stock is the value so determined by the Board in good faith by such methods or procedures as the Board may establish.

              2.13       "Good Reason" shall have the meaning set forth in the Participant's employment or other agreement with the Company, provided, that if the Participant is not a party to any such employment or other agreement or such employment or other agreement does not contain a definition of Good Reason, then Good Reason shall mean the occurrence, without the affected Participant's written consent, of (i) a material diminution in the Participant's base compensation, (ii) the assignment to the Participant of duties in the aggregate that are materially inconsistent with the Participant's level of responsibility or any material diminution in the Participant's authority, duties, or responsibilities, or (iii) the relocation of the Participant's principal place of employment to a location more than 50 miles from the Participant's principal place of employment. Notwithstanding the foregoing, no event or condition shall constitute Good Reason unless (i) the Participant provides notice to the Company of such condition or event no later than 30 days following the initial existence of such condition or event, and (ii) the Company fails to remedy such condition or event no later than 30 days following receipt of such notice.

              2.14       "Incentive Stock Option" means any Award granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind.

              2.15       "Non-Qualified Stock Option" means any Award granted under this Plan which is a stock option but is not an Incentive Stock Option.

              2.16       "Officer" means any Employee of the Company who is designated by the Board as a corporate officer.

              2.17       "Option" means an Award of an Incentive Stock Option or a Non-Qualified Stock Option granted under Section 7.01 hereof.

              2.18       "Participant" means any Employee, Officer, director, consultant or independent contractor who is designated by the Committee pursuant to Article VI to participate in the Plan.

              2.19       "Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Company or a Subsidiary, as that term is defined by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or if no such plan is maintained by the Company, a termination of employment anytime following attainment of age 65.

              2.20       "Restricted Stock Award" means an Award granted under Section 7.02 hereof.

              2.21       "Securities Act" means the Securities Act of 1933, as amended.

              2.22       "Stock Appreciation Right" or "SAR" means an Award granted under Section 7.03 hereof.

              2.23       "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Award, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

ARTICLE III
ADMINISTRATION OF THE PLAN AND MISCELLANEOUS

              3.01    Plan Administration.    The Plan shall be administered by the Compensation Committee (the "Committee") of the Board. References herein to the Committee shall be deemed to include and refer to the Board of Directors to the extent applicable. The Committee may, in its discretion, delegate to one or more officers responsibility for the day-to-day operation of the Plan. The Committee shall make all determinations with respect to participation in the Plan by Employees, Officers, directors, consultants or independent contractors of the Company, and with respect to the extent of that participation. The interpretation and construction of any provision of the Plan by the Committee shall be final. No member of the Committee shall be liable for any action or determination made by him or her in good faith.

              3.02    Limitation on Liability.    No Committee member shall be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent allowed by law and the Company's organizational documents and Bylaws, the Committee shall be indemnified by the Company in respect of all their activities under the Plan.

              3.03    Compliance with Law and Regulations.    All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of, or obtaining of consents or approvals with respect to, such shares under any federal or state law or any rule or regulation of any government body, which the Company shall, in its sole discretion, determine to be necessary or advisable.

              3.04    Restrictions on Transfer.    The Company shall place a legend upon any certificate representing shares acquired pursuant to an Award granted hereunder noting that the transfer of such may be restricted pursuant to the terms of an Award Agreement or as set forth in applicable laws and regulations.

              3.05    Revocation for Misconduct.    Any Award, or portion thereof, under this Plan, whether or not vested, made to a Participant who is discharged from the employ of the Company or any of its subsidiaries (or whose personal services contract is terminated in the case of a consultant or independent contractor) for Cause may be automatically terminated, or rescinded and revoked by determination of the Committee.

ARTICLE IV
ELIGIBILITY

              Awards may be granted to such Employees, Officers, directors, consultants or independent contractors as may be designated from time to time by the Committee, pursuant to guidelines, if any, which may be adopted from time to time.

ARTICLE V
COMMON STOCK AVAILABLE FOR THE PLAN

              The aggregate number of shares of Common Stock which may be issued pursuant to this Plan shall be 620,000 (6%). If and to the extent that the number of issued shares of Common Stock shall be increased or reduced by change in par value, split up, reclassification, distribution of a dividend payable in Common Stock, merger, consolidation, reorganization, recapitalization, reincorporation, or the like, the Board shall make appropriate adjustment in the number of shares of Common Stock authorized by the Plan and in the number and exercise or purchase price of shares covered by outstanding Awards under the Plan; provided that no such adjustment shall cause any Award hereunder which is or becomes subject to Section 409A of the Code to fail to comply with the requirements of such section. In the event of any adjustment in the number of shares covered by any Award, any fractional shares resulting from such adjustment shall be disregarded and each such Award shall cover only the number of full shares resulting from such adjustment. The Board may make such adjustments, and its determination shall be final, binding and conclusive.

              The Board also may adjust the number of shares subject to outstanding Awards and the exercise or purchase price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Board that such adjustment is appropriate in order to prevent dilution or expansion of the rights of Participants, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the Participant, if such adjustment would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code. Notwithstanding anything to the contrary in this Article V, the Company shall not engage in any re-pricing of any Options granted under this Plan without approval by the Company's stockholders who are eligible to vote at a meeting of stockholders. For purposes of this Article V, the term "re-pricing" shall mean the following: (i) lowering the exercise price of an Option to take into account a decrease in the Fair Market Value of the Company's Common Stock below the Option's stated exercise price, or (ii) canceling an Option at a time when its exercise price exceeds the Fair Market Value of the underlying Common Stock in exchange for another Award under the Plan.

              No shares shall be the subject of more than one Award at any time, but if an Award as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Awards had been previously granted with respect to such shares.

ARTICLE VI
PARTICIPATION; AWARD AGREEMENT

              The Committee shall, in its discretion, determine from time to time which Employees, Officers, directors, consultants or independent contractors will participate in the Plan and receive Awards under the Plan. In making all such determinations, there shall be taken into account the duties, responsibilities and performance of each respective Employee, Officer, director, consultant or independent contractor, his or her present and potential contributions to the growth and success of the Company, his or her cash compensation and such other factors as the Committee shall deem relevant to accomplishing the purposes of the Plan.

              Awards may be granted individually or in tandem with other Awards. All Awards are subject to the terms, conditions, restrictions and privileges of the Plan in addition to the terms, conditions, restrictions and privileges for an Award contained in the Award Agreement. No Award under this Plan shall be effective unless memorialized in writing by the Committee in an Award Agreement delivered to and signed by the Participant.

ARTICLE VII
AWARDS

              7.01    Stock Options.    The Committee may from time to time grant to eligible Participants Awards of Incentive Stock Options or Non-Qualified Stock Options; provided however that Awards of Incentive Stock Options shall be limited to Employees of the Company. Awards of Incentive and Non-Qualified Stock Options must have an exercise price at least equal to the Fair Market Value of a share of Common Stock at the time of grant, except as provided in Section 8.07. The exercise price applicable to a particular Award shall be set forth in each individual Award Agreement.

              7.02    Restricted Stock.    The Committee may from time to time grant to eligible Participants Awards of Restricted Stock in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. A Restricted Stock Award represents shares of Common Stock that are issued subject to such restrictions on transfer and other incidents of ownership and such forfeiture conditions as the Committee may determine. The Committee may, in connection with any Restricted Stock Award, require the payment of a specified purchase price.

              7.03    Stock Appreciation Rights.    The Committee may from time to time grant to eligible Participants Awards of Stock Appreciation Rights ("SARs") in such amounts, on such terms and conditions, as it shall determine. A SAR gives to a Participant the right to receive upon exercise, an amount equal to the excess of (1) the Fair Market Value of one share of Common Stock on the date of exercise over (2) the exercise price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Committee may determine, provided it is no less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR), times the number of shares of Common Stock covered by such SAR Award.

ARTICLE VIII
OPTION AWARDS

              8.01    Vesting of Options.

              (a)    General Rules.    Incentive Stock Options and Non-Qualified Stock Options shall vest and be exercisable in full on the third (3rd) anniversary of the date of grant, unless otherwise determined in the sole discretion of the Committee. Subject to the foregoing, no vesting shall occur on or after the date that a Participant's employment or personal services contract with the Company terminates for any reason, except as set forth herein and as may be set forth in an applicable Award Agreement.

              (b)    Acceleration of Vesting Upon Death, Disability or Retirement.    In the event a Participant dies while in the employ of the Company or terminates employment with the Company as a result of Disability, any Option(s) granted to such Participant under this Plan not yet vested on such date shall become 100% vested as of such date and be exercisable either by the Participant or the Participant's representative. In the event of a Participant's Retirement, any Option(s) granted to such Participant under this Plan not yet vested on such date shall become 100% vested as of such date and become exercisable only if the grant date of such Option(s) precedes the Participant's date of Retirement by two (2) or more years.

              (c)    Accelerated Vesting Upon a Change in Control.    Notwithstanding the general rule described in subsection (a) hereof, all of a Participant's Options shall become immediately vested and exercisable upon a Change in Control, provided that the Participant has been employed by (or rendered services to) the Company for a period of at least six (6) months as of the date of the Change in Control, except as determined in the sole discretion of the Committee and set forth in an applicable Award Agreement.

              (d)    Accelerated Vesting Upon Certain Separations From Service.    Notwithstanding the general rule described in subsection (a) hereof, all of a Participant's Options shall become immediately vested and exercisable upon the Participant's (i) termination without Cause, or (ii) resignation with Good Reason. If the Participant's employment or service is terminated by the Company with Cause or if the Participant resigns for other than Good Reason, then the unvested portion of the Option will be forfeited at the close of business on such termination or resignation date, except as determined in the sole discretion of the Committee and set forth in an applicable Award Agreement.

              8.02    Duration of Options.    Subject to the terms of an applicable Award Agreement, each Option granted to a Participant shall be exercisable at any time on or after it vests for a period of (i) ten (10) years from the date of grant (five years in the case of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to stockholders of the Company), or (ii) in the event of termination of employment for any reason except death or Disability, ninety (90) days from the date of termination.

              8.03    Exception for Termination Due to Death or Disability.    If a Participant dies while in the employ of the Company or terminates employment with the Company as a result of Disability without having fully exercised his Options, the Participant or his legal representative or guardian, or the executors, administrators, legatees or distributes of his estate shall have the right, during the twelve (12) month period following the earlier of his death or Disability, to exercise such Options to the extent vested on the date of such death or Disability. In no event, however, shall any Option be exercisable more than ten (10) years from the date it was granted.

              8.04    Notice of Disposition; Withholding; Escrow.    A Participant shall immediately notify the Company in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed. The Company shall be entitled to withhold from any compensation or other payments then or thereafter due to the Participant such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Participant any additional amounts which may be required for such purpose. The Board may, in its discretion, require shares of Common Stock acquired by a Participant upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section.

              8.05    Manner of Exercise.    To the extent vested and exercisable, Options may be exercised in part or in whole from time to time by execution of a written notice directed to the Company, at the Company' principal place of business, accompanied by cash or a check in payment of the exercise price for the number of shares specified and paid for. The Committee may, in its discretion, permit a Participant to exercise vested and exercisable options awarded under this Plan by surrendering an amount of Common Stock already owned by the Participant equal to the Options' exercise price. Subject to any limitations set forth in the Award Agreement, for so long as the Common Stock is listed or admitted to trading on a national securities exchange, the Committee may, in its discretion, allow the Participant to make payment by arranging with a third party broker to sell a number of shares otherwise deliverable to the Participant and attributable to the exercise of the Option in order to pay the exercise price of the Option and any applicable withholding and employment taxes due.

              8.06    $100,000 Limitation.    Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under this Plan and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Company, shall not exceed $100,000. To the extent that the aggregate value of shares of Common Stock to be received by the Participant for the first time in any one year pursuant to the exercise of an Incentive Stock Option ("ISO Stock") exceeds $100,000 based on the fair market value of the Common Stock as of the date of the Incentive Stock Option's grant, such excess shall be treated as Common Stock received pursuant to the exercise of a Non-Qualified Stock Option ("NQSO Stock"). The Company shall designate which shares of Common Stock to be received by the Participant will be treated as ISO Stock and which shares of Common Stock, if any, will be treated as NQSO Stock by issuing separate share certificates identifying in the Company's share transfer records which shares are ISO Stock.

              8.07    Limitation on Ten Percent Stockholders.    The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to stockholders of the Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Company at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the expiration of five (5) years from the date such Incentive Stock Option is granted.

ARTICLE IX
RESTRICTED STOCK AWARDS

              9.01    Vesting Requirements.    The restrictions imposed on shares granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in an applicable Award Agreement, except as provided below. Such vesting requirements may be based on the continued employment of the Participant with the Company for a specified time period or periods, or upon the attainment of specified business goals or measures established by the Committee in its sole discretion, in either case as set forth in the Award Agreement.

              A Participant's Restricted Stock Award shall immediately vest and be exercisable upon (i) a Change in Control, provided that the Participant has been employed by (or rendered services to) the Company for a period of at least six (6) months as of the date of the Change in Control, (ii) the Participant's death while in the employ of the Company, (iii) the Participant's termination of employment with the Company as a result of Disability, (iv) the Participant's termination without

Cause, or (v) the Participant's resignation with Good Reason, in each case except as determined in the sole discretion of the Committee and set forth in an applicable Award Agreement.

              9.02    Restrictions.    Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge, or charge until all applicable restrictions are removed or have expired, unless otherwise allowed by the Committee. The Committee may require the Participant to enter into an escrow agreement providing that the certificates representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired. Failure to satisfy any applicable restrictions shall result in the subject shares of the Restricted Stock Award being forfeited and returned to the Company, with any purchase price paid by the Participant to be refunded, unless otherwise provided by the Committee. The Committee may require that certificates representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed.

              9.03    Rights as Stockholder.    Subject to the foregoing provisions of this Article IX and the applicable Award Agreement, the Participant will have all rights of a stockholder with respect to the shares granted to him under a Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto, unless the Committee determines otherwise at the time the Restricted Stock Award is granted.

              9.04    Section 83(b) Election.    The Committee may provide in a Stock Award Agreement that the Restricted Stock Award is conditioned upon the Participant's refraining from making an election with respect to the Award under section 83(b) of the Code. Irrespective of whether an Award is so conditioned, if a Participant makes an election pursuant to section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall be required to promptly file a copy of such election with the Company.

ARTICLE X
NONASSIGNABILITY; NONTRANSFERABILITY

              Unexercised or unsettled Awards shall not be transferable by a Participant except by will or the laws of descent or distribution and, during a Participant's lifetime, shall be exercisable only by such Participant or the Participant's guardian or legal representative.

ARTICLE XI
AMENDMENT AND TERMINATION OF THE PLAN

              The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock or Awards which have not been granted, but no such action shall adversely affect the rights under any outstanding Award without the holder's consent. If and to the extent necessary to ensure that Incentive Stock Options granted under the Plan remain qualified under Section 422 of the Code or for the Plan to comply with any law, regulation or stock exchange requirement, Plan amendments shall be subject to approval by the Company's stockholders who are eligible to vote at a meeting of stockholders.

ARTICLE XII
EMPLOYMENT RIGHTS

              Neither the Plan nor any Award hereunder shall create any right on the part of any Employee of the Company to continue in such capacity.

ARTICLE XIII
WITHHOLDING AND TAXES

              13.01    Withholding.    The Company may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Company may require the Participant to pay to the Company the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Award. The Company also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in Section 8.02(c).

              The Board is authorized to adopt rules, regulations or procedures which provide for the satisfaction of a Participant's tax withholding obligation by the retention of shares of Common Stock to which he otherwise would be entitled pursuant to an Award or by the Participant's delivery of previously-owned shares of Common Stock or other property. However, if the Company adopts rules, regulations or procedures which permit withholding obligations to be met by the retention of Common Stock to which a Participant otherwise would be entitled pursuant to the exercise or settlement of an Award, the fair market value of the Common Stock retained for such purpose shall not exceed the minimum required Federal, state and local tax withholding due upon exercise or settlement of the Award.

              13.02    Section 409A.    The Board intends that payments and benefits under the Plan comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and be administered to be in compliance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, any Participant shall not be considered to have terminated employment with the Company for purposes of the Plan and no payment that is payable upon termination of employment shall be due to the Participant under the Plan or any Award Agreement until the Participant would be considered to have incurred a "separation from service" from the Company within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the "short term deferral period" as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards are payable upon a separation from service and such payment would result in accelerated taxation and/or tax penalties under Section 409A of the Code, the settlement and payment of such portion of such Award shall instead be made on the first business day after the date that is six months following such separation from service (or the Participant's death, if earlier).

ARTICLE XIV
EFFECTIVE DATE OF THE PLAN; TERM

              14.01    Effective Date of the Plan.    This Plan shall become effective on the Effective Date, and Awards may be granted hereunder as of or after the Effective Date and prior to the termination of the Plan, provided that no Incentive Stock Option issued pursuant to this Plan shall qualify as such unless this Plan is approved by the requisite vote of the holders of the outstanding voting shares of the Company at a meeting of stockholders of the Company or by a written consent of such stockholders held or executed within twelve (12) months before or after the Effective Date.

              14.02    Term of Plan.    Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.

ARTICLE XV
GOVERNING LAW

              This Plan shall be construed and interpreted in accordance with the internal laws of the State of Delaware (without regard to choice of law provisions).

              IN WITNESS WHEREOF, the Company has caused a duly authorized officer to execute this Pacific Premier Bancorp, Inc. 2012 Long-Term Incentive Plan, and to apply the corporate seal hereto as of the            th day of                        2012.

Please mark your votes as indicated in this example ☒

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

VOTE ON DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES IDENTIFIED BELOW:

1.
The election as directors of the nominees listed (except as marked to the contrary below)

John D. Goddard and Joseph L. Garrett

FOR ☐    WITHHOLD ☐    FOR ALL EXCEPT

Instructions: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the nominee's name in the space provided below:
(Write that nominee's name in the space provided below.)

VOTE ON PROPOSALS

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE FOLLOWING PROPOSALS:

2.
To approve an amendment to the Company's Certificate of Incorporation, as amended (the "Certificate of Incorporation"), to declassify the Board of Directors and provide for the annual election of directors beginning with the 2012 Annual Meeting of Stockholders.

    FOR ☐    AGAINST ☐    ABSTAIN ☐

3.
To approve an amendment to the Company's Certificate of Incorporation to eliminate the limitation on the ability of stockholders to vote shares of the Company's common stock above specified ownership thresholds.

    FOR ☐    AGAINST ☐    ABSTAIN ☐

4.
To approve an amendment to the Company's Certificate of Incorporation to reduce various voting thresholds for amending provisions in, and taking certain actions under, the Company's Certificate of Incorporation.

    FOR ☐    AGAINST ☐    ABSTAIN ☐

5.
To approve an amendment to the Company's Certificate of Incorporation to eliminate the current provisions of Article EIGHTH (which governs business combinations with interested stockholders) and replace it with a statement of the Company's express intention to be governed by Section 203 of the Delaware General Corporation Law.

    FOR ☐    AGAINST ☐    ABSTAIN ☐

6.
To approve an amendment to the Company's Certificate of Incorporation to eliminate Article NINTH (which enumerates factors that the Board of Directors may consider in connection with certain proposed corporate transactions).

    FOR ☐    AGAINST ☐    ABSTAIN ☐

7.
To approve an amendment to the Company's Certificate of Incorporation to increase the Company's authorized shares of common stock from 15,000,000 to 25,000,000 shares.

    FOR ☐    AGAINST ☐    ABSTAIN ☐

1

8.
To approve, on a non-binding advisory basis, the compensation of the Company's Named Executive Officers.

    FOR ☐    AGAINST ☐    ABSTAIN ☐

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE ANNUAL (1 YEAR) ON THE FOLLOWING PROPOSAL:

9.
To approve, on a non-binding advisory basis, of the frequency of future advisory votes on Named Executive Officer compensation.

    ANNUAL (1 YEAR) ☐    BIENNIAL (2 YEARS) ☐    TRENNIAL (3 YEARS) ☐

THE BOARD OF DIRECTORS RECOMMENTS YOU VOTE "FOR" THE FOLLOWING PROPOSALS:

10.
To approve the Company's 2012 Long-Term Incentive Plan.

    FOR ☐    AGAINST ☐    ABSTAIN ☐

11.
To ratify the appointment of Vavrinek, Trine, Day & Co., LLP as the Company's independent auditor for the fiscal year ending December 31, 2012.

    FOR ☐    AGAINST ☐    ABSTAIN ☐

12.
To adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Annual Meeting to approve Items 2 through 7 and 10.

    FOR ☐    AGAINST ☐    ABSTAIN ☐

Signature:                                                             Signature:                                                             Date:

(This proxy should be marked, dated, and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

FOLD AND DETACH HERE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL
MEETING OF STOCKHOLDERS TO BE HELD ON MAY 30, 2012:

The proxy materials for this Annual Meeting of Stockholders are available over the Internet at www.proxyvote.com.

VOTE BY MAIL, INTERNET OR TELEPHONE (24 hours a day, 7 days a week)

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

MAIL
If you received printed materials, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. If you did not receive a printed proxy card and wish to vote by mail, you may do so by requesting a paper copy of the proxy materials (as described in the Proxy Statement), which will include a proxy card.

or

2

INTERNET
Access "www.proxyvote.com" up until 11:59 p.m., Eastern Time, on May 29, 2012 and follow the on-screen instructions. Have your proxy card available when you access the web page.

or

TELEPHONE
1-800-PROXIES
(1-800-776-9437)
Use any touch tone telephone to vote your proxy up until 11:59 p.m., Eastern Time, on May 29, 2012. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

If you vote by telephone or internet
you do NOT need to mail back your proxy card.

THANK YOU FOR VOTING

REVOCABLE PROXY

PACIFIC PREMIER BANCORP, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS

May 30, 2012
9:00 a.m., Pacific Time

The undersigned hereby appoints the official proxy committee of the Board of Directors of Pacific Premier Bancorp, Inc. (the "Company"), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on May 30, 2012 at 9:00 a.m., Pacific Time, at the Company's corporate headquarters located at 1600 Sunflower Avenue, Costa Mesa, California 92626, and at any and all adjournments thereof, as indicated on the back of this proxy.

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" the election of each of the nominees for director named on the reverse side, "FOR" Items 2, 3, 4, 5, 6, 7, 8, 10, 11 and 12 and "FOR" 1 YEAR for item 9. If any other business is presented at the Annual Meeting of Stockholders, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting of Stockholders.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated April 16, 2012.

(Continued on the other side—important to mark, date and sign on the other side)

Detach here from proxy voting card.

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